                       SUPPLEMENT DATED AUGUST 25, 1998

                                TO PROSPECTUS
                            DATED AUGUST 25, 1998
                                      for
                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
                                   issued by
                AMERICAN EQUITY INVESTMENT LIFE INSURANCE COMPANY

    EquiTrust Marketing Services, Inc. serves as the principal underwriter of the above referenced policies on a temporary basis. American Equity Investment Life Insurance Company anticipates that American Equity Capital, Inc. ("AEC") will assume responsibility as the principal underwriter of the policies on a permanent basis once AEC receives registration approval as a broker-dealer from the National Association of Securities Dealers, Inc. Such registration approval is expected to occur on or about October 1, 1998. The following disclosures are supplemental to the prospectus until such time as AEC is registered as a broker-dealer and commences its services as principal underwriter of the policies.

    At page 9, in the section titled "Summary of the Policy," the paragraph describing the "Distribution of the Policies" is replaced with the following:

    The Policies will be distributed by registered representatives of broker-dealers who have entered into selling agreements with EquiTrust Marketing Services, Inc. ("EquiTrust Marketing"), the principal underwriter of the Policies. EquiTrust Marketing (formerly FBL Marketing Services, Inc.) is registered as a broker-dealer with the Securities and Exchange Commission and is a member of the National Association of Securities Dealers, Inc.

    At page 33, in the section titled "Distribution of the Contracts," the first paragraph is replaced with the following:

    The Policies will be sold by individuals who in addition to being licensed as life insurance agents for the Company, are registered representatives of broker-dealers who have entered in to selling agreements with EquiTrust Marketing Services, Inc. (formerly FBL Marketing Services, Inc.) the principal underwriter of the Policies. EquiTrust Marketing Services, Inc. is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1933 as a broker-dealer and is a member of the National Association of Securities Dealers. EquiTrust Marketing Services, Inc. is engaged in the sale and distribution of other variable life policies and other variable annuity contracts.

PROSPECTUS
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AMERICAN EQUITY LIFE VARIABLE ACCOUNT
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

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This Prospectus describes a flexible premium variable life insurance policy (the
"Policy") issued by American Equity Investment Life Insurance Company (the "Company"). This type of life insurance is also commonly called variable universal life. The Policy is designed to provide lifetime insurance protection to age 115. The Policy permits the policyowner to vary premium payments and adjust the death proceeds payable under the Policy. The Policy has been designed for maximum flexibility in meeting changing insurance needs.

The minimum specified amount for which a Policy will be issued is normally $50,000. The Policy provides for the payment of the death proceeds upon the death of the insured and for a net surrender value or net accumulated value that can be obtained upon surrender or partial withdrawal of the Policy. Death proceeds may, and accumulated value will, vary with the investment experience of American Equity Life Variable Account (the "Variable Account"). THE POLICYOWNER BEARS THE ENTIRE INVESTMENT RISK; THERE IS NO GUARANTEED MINIMUM ACCUMULATED VALUE. The Policy also provides for loans using the Policy as collateral. The Policy will remain in force so long as net accumulated value or net surrender value is sufficient to pay certain monthly charges imposed in connection with the Policy.

A policyowner may allocate net premiums under a Policy to one or more of the subaccounts of the Variable Account. Each Subaccount invests exclusively in shares of the corresponding Investment Options of EquiTrust Variable Insurance Series Fund: Value Growth Portfolio, High Grade Bond Portfolio, High Yield Bond Portfolio, Money Market Portfolio and Blue Chip Portfolio; T. Rowe Price Equity Series, Inc.: Equity Income Portfolio, Mid-Cap Growth Portfolio, New America Growth Portfolio and Personal Strategy Balanced Portfolio; T. Rowe Price International Series, Inc.: International Stock Portfolio; or Dreyfus Variable Investment Fund: Capital Appreciation Portfolio, Dreyfus Variable Investment
Fund: Disciplined Stock Portfolio, Dreyfus Variable Investment Fund: Growth and Income Portfolio, Dreyfus Variable Investment Fund: International Equity Portfolio and Dreyfus Variable Investment Fund: Small Cap Portfolio. The accompanying prospectus for each Fund describes the investment objectives and attendant risks of each Investment Option.

A policyowner may also allocate net premiums to the Declared Interest Option. The Declared Interest Option is supported by the Company's General Account. Accumulated value allocated to the Declared Interest Option is credited with interest at a declared annual rate guaranteed to be at least 4.0%.

This Prospectus generally describes only the portion of the Policy involving the Variable Account. For a brief summary of the Declared Interest Option, see "THE DECLARED INTEREST OPTION."

A policy may be treated as a modified endowment contract depending upon the amount of premiums paid in relation to the death benefit provided under such Policy. If a contract is a modified endowment contract, any loan, partial withdrawal, surrender and/or assignment of the policy could result in adverse tax consequences and/or penalties. (See "FEDERAL TAX MATTERS.")

It may not be advantageous to purchase a Policy as a replacement for another type of life insurance or as a means to obtain additional insurance protection if the purchaser already owns another flexible premium variable life insurance policy.

THIS PROSPECTUS MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS FOR EACH FUND'S INVESTMENT OPTIONS.
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PLEASE READ THIS PROSPECTUS CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE.
--------------------------------------------------------------------------------

Issued By

American Equity Investment Life Insurance Company
5000 Westown Parkway, Suite 440
West Des Moines, Iowa 50266
1-888-349-4650


                THE DATE OF THIS PROSPECTUS IS AUGUST 25, 1998.

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                   TABLE OF CONTENTS
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
                                                                            PAGE
                                                                            ----
DEFINITIONS...............................................................     3
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SUMMARY OF THE POLICY.....................................................     5
          The Policy......................................................     5
          The Variable Account............................................     5
          The Declared Interest Option....................................     5
          Premiums........................................................     5
          Policy Benefits.................................................     6
          Charges.........................................................     7
          Distribution of the Policies....................................     9
          Tax Treatment...................................................     9
          Cancellation Privilege..........................................     9
          Illustrations...................................................     9
--------------------------------------------------------------------------------
AMERICAN EQUITY INVESTMENT LIFE INSURANCE COMPANY AND THE VARIABLE             9
ACCOUNT...................................................................
          American Equity Investment Life Insurance Company...............     9
          The Variable Account............................................    10
          Investment Options..............................................    10
          Addition, Deletion or Substitution of Investments...............    13
--------------------------------------------------------------------------------
THE POLICY................................................................    13
          Purpose of the Policy...........................................    13
          Purchasing the Policy...........................................    14
          Premiums........................................................    14
          Policy Lapse and Reinstatement..................................    16
          Examination of Policy (Cancellation Privilege)..................    17
          Special Transfer Privilege......................................    17
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POLICY BENEFITS...........................................................    17
          Accumulated Value Benefits......................................    17
          Transfers.......................................................    20
          Loan Benefits...................................................    20
          Death Proceeds..................................................    22
          Accelerated Payments of Death Proceeds..........................    24
          Benefits at Maturity............................................    25
          Payment Options.................................................    25
--------------------------------------------------------------------------------
CHARGES AND DEDUCTIONS....................................................    26
          Premium Expense Charge..........................................    26
          Monthly Deduction...............................................    27
          Transfer Charge.................................................    29
          Partial Withdrawal Fee..........................................    29
          Surrender Charge................................................    29
          Variable Account Charges........................................    29
--------------------------------------------------------------------------------
THE DECLARED INTEREST OPTION..............................................    30
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GENERAL PROVISIONS........................................................    31
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DISTRIBUTION OF THE POLICIES..............................................    33
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FEDERAL TAX MATTERS.......................................................    34
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ADDITIONAL INFORMATION....................................................    38
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FINANCIAL STATEMENTS......................................................    42
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APPENDIX A................................................................   A-1
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APPENDIX B................................................................   B-1
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APPENDIX C................................................................   C-1
--------------------------------------------------------------------------------

                   The Policy is not available in all States.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER, SALESMAN OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

THE PURPOSE OF THIS VARIABLE LIFE INSURANCE POLICY IS TO PROVIDE INSURANCE PROTECTION. NO CLAIM IS MADE THAT THE POLICY IS IN ANY WAY SIMILAR OR COMPARABLE TO AN INVESTMENT IN A MUTUAL FUND.

--------------------------------------------------------------------------------
                   DEFINITIONS
--------------------------------------------------------------------------------

ACCUMULATED VALUE.............  The total amount invested under the Policy. It is the sum of the values of the Policy in each subaccount of the Variable
                                Account, the value of the Policy in the Declared Interest
                                Option and any outstanding Policy Debt.
ADMINISTRATIVE OFFICE.........  The administrative offices of the Company at 5400 University
                                Avenue, West Des Moines, Iowa 50266.
ATTAINED AGE..................  The Insured's age on his or her last birthday on the Policy
                                Date plus the number of Policy Years since the Policy Date.
BENEFICIARY...................  The person or entity named by the Policyowner in the application or by later designation to receive the death
                                proceeds upon the death of the Insured.
BUSINESS DAY..................  Each day that the New York Stock Exchange is open for trading, except the day after Thanksgiving, the day before
                                Christmas (in 1998) and any day on which the Home Office is closed because of a weather-related or comparable type of
                                emergency and is unable to segregate orders and redemption requests received on that day.
COMPANY.......................  American Equity Investment Life Insurance Company located at
                                5000 Westown Parkway, Suite 440, West Des Moines, Iowa 50266
DECLARED INTEREST OPTION......  A part of the Company's General Account. Net Premiums may be allocated, and Accumulated Value may be transferred, to the
                                Declared Interest Option. Accumulated Value in the Declared
                                Interest Option is credited with interest at a declared
                                annual rate guaranteed to be at least 4.0%.
DELIVERY DATE.................  The date which the Policy is issued and mailed to the
                                Policyowner.
DUE PROOF OF DEATH............  Proof of death that is satisfactory to the Company. Such proof may consist of the following if acceptable to the
                                Company:
                                    (a)  A certified copy of the death certificate;
                                    (b)  A certified copy of a court decree reciting a
                                        finding of death; or
                                    (c)  Any other proof satisfactory to the Company.
FUND..........................  An open-end diversified management investment company in which the Variable Account invests.
GENERAL ACCOUNT...............  The assets of the Company other than those allocated to the
                                Variable Account or any other separate account.
GRACE PERIOD..................  The 61-day period beginning on the date the Company sends notice to the Policyowner that Net Accumulated Value or Net
                                Surrender Value is insufficient to cover the monthly
                                deduction.
INSURED.......................  The person upon whose life the Policy is issued.
INVESTMENT OPTION.............  A separate investment portfolio of a Fund.
MATURITY DATE.................  The Insured's Attained Age 115. It is the date on which the
                                Policy terminates and the Policy's Accumulated Value less
                                Policy Debt becomes payable to the Policyowner or the
                                Policyowner's estate.
MONTHLY DEDUCTION DAY.........  The same date in each month as the Policy Date. The monthly deduction is made on the Business Day coinciding with or
                                immediately following the Monthly Deduction Day. (See
                                "CHARGES AND DEDUCTIONS--Monthly Deduction.")
NET ASSET VALUE...............  The total current value of each Subaccount's securities, cash, receivables and other assets less liabilities.
NET ACCUMULATED VALUE.........  The Accumulated Value of the Policy reduced by any outstanding Policy Debt and increased by any unearned loan interest.
NET PREMIUM...................  The amount of premium remaining after the premium expense charge (see "CHARGES AND DEDUCTIONS--Premium Expense
                                Charge") has been deducted. This amount will be allocated, according to the Policyowner's instructions, among the
                                Subaccounts of the Variable Account and the Declared
                                Interest Option.
NET SURRENDER VALUE...........  The Surrender Value minus any Policy Debt plus any unearned loan interest.

PARTIAL WITHDRAWAL FEE........  A fee assessed at the time of any partial withdrawal, equal to the lesser of $25 or 2% of the amount withdrawn.
POLICY........................  The flexible premium variable life insurance policy offered by the Company and described in this Prospectus, which term includes the Policy described in this Prospectus, the Policy application, any supplemental applications and any
                                endorsements.
POLICY ANNIVERSARY............  The same date in each year as the Policy Date.
POLICY DATE...................  The date set forth on the Policy data page which is used to determine Policy Years, Policy Months and Policy
                                Anniversaries. The Policy Date may, but will not always,
                                coincide with the effective date of insurance coverage under the Policy. (See "THE POLICY--Purchasing the Policy.")
POLICY DEBT...................  The sum of all outstanding Policy Loans and any due and unpaid Policy Loan interest.
POLICY LOAN...................  An amount borrowed by the Policyowner from the Company for which the Policy serves as the sole security. Interest on
                                Policy Loans is payable in advance (for the remainder of the
                                Policy Year) upon taking a Policy Loan and upon each Policy
                                Anniversary thereafter (for the following Policy Year) until the Policy Loan is repaid.
POLICY MONTH..................  A one-month period beginning on a Monthly Deduction Day and ending on the day immediately preceding the next Monthly
                                Deduction Day.
POLICYOWNER...................  The person who owns a Policy. The original Policyowner is named in the application.
POLICY YEAR...................  A twelve-month period that starts on the Policy Date or on a
                                Policy Anniversary.
SPECIFIED AMOUNT..............  The minimum death benefit payable under a Policy so long as the Policy remains in force. The Specified Amount as of the
                                Policy Date is set forth on the data page in each Policy.
SUBACCOUNT....................  A subdivision of the Variable Account which invests exclusively in shares of a designated Investment Option of a
                                Fund.
SURRENDER CHARGE..............  A charge assessed at the time of any surrender during the first ten Policy Years and for ten years following an
                                increase in Specified Amount.
SURRENDER VALUE...............  The Accumulated Value minus the Surrender Charge.
TARGET PREMIUM................  A premium amount specified by the Company. It is used to calculate the premium expense charge during time periods
                                when the Company has declared a premium expense charge less than the 7.0% guaranteed premium expense charge. The Company may declare a lower percentage of premium expense charge on premiums paid in excess of the Target Premium during a
                                Policy Year. It is also used to calculate compensation to
                                registered representatives.
UNIT VALUE....................  The value determined by dividing each Subaccount's Net Asset
                                Value by the number of units outstanding at the time of
                                calculation.
VALUATION PERIOD..............  The period between the close of business (3:00 p.m. central time) on a Business Day and the close of business on the
                                next Business Day.
VARIABLE ACCOUNT..............  American Equity Life Variable Account, a separate investment account established by the Company to receive and invest the
                                Net Premiums paid under the Policies.

--------------------------------------------------------------------------------
                   SUMMARY OF THE POLICY
--------------------------------------------------------------------------------
                        THE FOLLOWING SUMMARY OF PROSPECTUS INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE DETAILED INFORMATION APPEARING ELSEWHERE IN THIS PROSPECTUS. UNLESS OTHERWISE INDICATED, THE DESCRIPTION OF THE POLICY CONTAINED IN THIS PROSPECTUS ASSUMES THAT THE POLICY IS IN FORCE AND THAT THERE IS NO OUTSTANDING POLICY DEBT.
--------------------------------------------------------------------------------
THE POLICY             Under the Policy, subject to certain limitations, the
                       Policyowner has flexibility in determining the frequency
                       and amount of premiums. (See "THE POLICY-- Premiums.")
                       The amount and/or duration of the life insurance coverage
                       and the Accumulated Value of the Policy is not guaranteed
                       and may increase or decrease, depending upon the
                       investment experience of the assets supporting the
                       Policy. Accordingly, the Policyowner bears the investment
                       risk of any depreciation of, but reaps the benefit of any
                       appreciation in, the value of the underlying assets. As
                       long as the Policy remains in force, the Policy will
                       provide for death proceeds payable to the Beneficiary
                       upon the Insured's death, the accumulation of Accumulated
                       Value, withdrawal and surrender options and policy loan
                       privileges. The minimum Specified Amount for which a
                       Policy will be issued is normally $50,000, although the
                       Company may in its discretion issue Policies with
                       Specified Amounts of less than $50,000.
--------------------------------------------------------------------------------
THE VARIABLE ACCOUNT   Net Premiums will be allocated to the Declared Interest
                       Option if they are received either before the date the Company obtains a signed notice from the Policyowner that the Policy has been received, or before the end of 25-days after the Delivery Date. Upon the earlier of (i) the date the Company obtains a signed notice from the Policyowner that the Policy has been received, or (ii) 25 days after the Delivery Date, the Accumulated Value in the Declared Interest Option automatically will be allocated, without charge, among the Subaccounts and Declared Interest Option in accordance with the Policyowner's allocation instructions. Net Premiums received on or after (i) or (ii) above are allocated in accordance with the instructions of the Policyowner, to the Variable Account, the Declared Interest Option, or both. (See "THE POLICY--Premiums--ALLOCATIONS OF NET
                       PREMIUMS.") The Variable Account consists of fifteen
                       Subaccounts: the Value Growth Subaccount, the High Grade
                       Bond Subaccount, the High Yield Bond Subaccount, the
                       Money Market Subaccount, the Blue Chip Subaccount, the
                       Equity Income Subaccount, the Mid-Cap Growth Subaccount, the New America Growth Subaccount, the Personal Strategy
                       Balanced Subaccount, the International Stock Subaccount, the Capital Appreciation Subaccount, the Disciplined
                       Stock Subaccount, the Growth and Income Subaccount, the
                       International Equity Subaccount and the Small Cap
                       Subaccount. Each Subaccount invests exclusively in shares of the corresponding Investment Option.

                       Accumulated Value will, and death proceeds may, vary with the investment experience of the Subaccounts, as well as with the frequency and amount of premium payments, any partial withdrawals and any charges imposed in connection with the Policy. (See "POLICY BENEFITS--Accumulated Value Benefits.")
--------------------------------------------------------------------------------
THE DECLARED INTEREST OPTION
                       As an alternative to the Variable Account, the Policyowner may allocate or transfer all or a portion of the Accumulated Value to the Declared Interest Option, which guarantees a specified minimum rate of return. (See "THE DECLARED INTEREST OPTION.")
--------------------------------------------------------------------------------
PREMIUMS The Company may require the Policyowner to pay an initial premium that, when reduced by the premium expense charge (see "CHARGES AND DEDUCTIONS-- Premium Expense Charge"), will be sufficient to pay the monthly deduction for the first Policy Month. Each Policyowner will determine a planned periodic premium schedule. The Policyowner is not required to pay premiums in accordance with the planned periodic premium schedule. (See "THE POLICY--Premiums--PLANNED PERIODIC PREMIUMS.") The schedule will provide for a premium payment of a level amount at a fixed interval over a specified period of time. Failure to pay premiums in accordance with the schedule will not itself cause the Policy to lapse. (See "THE

                       POLICY--Policy Lapse and Reinstatement--LAPSE.") Subject to certain restrictions, unscheduled premium payments may also be made. (See "THE POLICY-- Premiums--UNSCHEDULED PREMIUMS.")

                       A Policy will lapse during the first three Policy Years
                       when Net Accumulated Value is insufficient on a Monthly
                       Deduction Day to cover the monthly deduction, or after
                       three Policy Years when Net Surrender Value is
                       insufficient on a Monthly Deduction Day to cover the
                       monthly deduction (see "CHARGES AND DEDUCTIONS--Monthly
                       Deduction"), and a Grace Period expires without a
                       sufficient payment (see "THE POLICY--Policy Lapse and
                       Reinstatement--LAPSE"). With respect to premiums,
                       therefore, the Policy differs in two important ways from
                       a conventional life insurance policy. First, the failure
                       to pay a planned periodic premium will not in itself
                       automatically cause the Policy to lapse. Second, a Policy
                       can lapse even if planned periodic premiums or premiums
                       in other amounts have been paid.
--------------------------------------------------------------------------------
POLICY BENEFITS        ACCUMULATED VALUE BENEFITS. The Policy provides for an
                       Accumulated Value. The Accumulated Value will reflect the amount and frequency of premium payments, the investment experience of the chosen subaccounts of the Variable
                       Account, the interest earned on the Accumulated Value in the Declared Interest Option, any Policy Loans, any partial surrenders and the charges imposed in connection with the Policy. The entire investment risk for amounts allocated to the Variable Account is borne by the Policyowner; the Company does not guarantee a minimum
                       Accumulated Value. (See "POLICY BENEFITS--Accumulated
                       Value Benefits--CALCULATION OF ACCUMULATED VALUE.")

                       The Policyowner may, at any time, surrender a Policy and receive the Net Surrender Value. Subject to certain limitations, the Policyowner may also obtain a partial withdrawal of Net Accumulated Value (minimum $500) at any time prior to the Maturity Date. Partial withdrawals will reduce both the Accumulated Value and death proceeds payable under the Policy. (See "POLICY BENEFITS--Accumulated Value Benefits--SURRENDER AND WITHDRAWAL PRIVILEGES.") A charge will be assessed upon surrender or partial withdrawal. (See "CHARGES AND DEDUCTIONS--Partial Withdrawal Fee, and --Surrender Charge.")

                       TRANSFERS. A Policyowner may transfer amounts (minimum $100) among the subaccounts of the Variable Account an unlimited number of times in a Policy Year; however, only one transfer per Policy Year may be made between the Declared Interest Option and the Variable Account. The first transfer in a Policy Year is free; subsequent transfers in that Policy Year will be assessed a charge of $25. The transfer charge, unless paid in cash, will be deducted from the amount transferred. (See "POLICY BENEFITS--Transfers.") A transfer from the Variable Account to the Declared Interest Option requested in connection with the exercise of the special transfer privilege under the Policy (see "THE POLICY--Special Transfer Privilege") will not be considered a transfer for purposes of the one-transfer limit or the $25 charge. A transfer made in connection with the initial allocation of Net Premiums (see "THE POLICY--Premiums--ALLOCATION OF NET PREMIUMS") will not be considered a transfer for purposes of the one-transfer limit or the $25 charge.

                       POLICY LOANS. So long as a Policy is in force and has a positive Net Surrender Value, the Policyowner may borrow up to 90% of the Policy's Net Surrender Value as of the end of the Valuation Period during which the request for the Policy Loan is received at the Home Office, less any previously outstanding Policy Debt. (See "POLICY BENEFITS-- Loan Benefits.") A loan taken from, or secured by, a Policy may have federal income tax consequences. (See "FEDERAL TAX MATTERS--Policy Proceeds.")

                       DEATH PROCEEDS. The Policies provide for the payment of death proceeds following receipt by the Company (at its Home Office) of Due Proof of Death of the Insured. The Policy contains two death benefit options. Under Option A, the death benefit is the greater of the sum of the Specified Amount and the Policy's Accumulated Value, or the Accumulated Value multiplied by the specified amount factor for the Insured's Attained Age, as set forth in the Policy. Under Option B, the death benefit is the greater of the Specified Amount, or the Accumulated Value multiplied by the specified amount factor for the Insured's Attained Age, as set forth in the Policy. For this purpose, all calculations are made as of the end of the Business Day coinciding with or immediately following the date of death.

                       Under either death benefit option, so long as the Policy remains in force, the death benefit will not be less than the Specified Amount of the Policy on the date of death. The death benefit may, however, exceed the Specified Amount. The amount by which the death benefit exceeds the Specified Amount depends upon the death benefit option chosen and the Accumulated Value of the Policy. (See "POLICY BENEFITS-- Death Proceeds.") To determine the death proceeds, the death benefit will be reduced by any outstanding Policy Debt and increased by any unearned loan interest and any premiums paid after the date of death. The proceeds may be paid in a lump sum or in accordance with a payment option. (See "POLICY BENEFITS--Payment Options.")

                       Anytime after the first Policy Year, the Policyowner may, subject to certain restrictions, adjust the death benefit payable under the Policy by increasing or decreasing the Specified Amount. (See "POLICY BENEFITS--Death Proceeds--CHANGE IN EXISTING COVERAGE.") In addition, the Policyowner may, at any time, change the death benefit option in effect. (See "POLICY BENEFITS--Death Proceeds--CHANGE IN DEATH BENEFIT OPTION.")

                       BENEFITS AT MATURITY. If the Insured is alive and the Policy is in force on the Maturity Date, the Policyowner will be paid the Accumulated Value of the Policy as of the end of the Business Day coinciding with or immediately following the Maturity Date, reduced by any outstanding Policy Debt.
--------------------------------------------------------------------------------
CHARGES PREMIUM EXPENSE CHARGE. The Net Premium equals the premium paid less a premium expense charge. The premium expense charge is 7.0% of each premium up to the Target Premium (or 2% for each premium over the Target Premium) and is used to compensate the Company for expenses incurred in connection with the distribution of the Policies and for premium taxes imposed by various states and subdivisions thereof. (See "CHARGES AND DEDUCTIONS--Premium Expense Charge.")

                       ACCUMULATED VALUE CHARGES. Accumulated Value will be reduced each Policy Month on the Monthly Deduction Day by a monthly deduction equal to the sum of a cost of insurance charge, the cost of any additional insurance benefits added by rider and a policy expense charge of $5.00 per month (guaranteed not to exceed $7.00 per month). In addition, during the first twelve Policy Months and during the twelve Policy Months immediately following an increase in Specified Amount, the monthly deduction will include a first year monthly administrative charge. This charge is $0.05 per $1,000 of Specified Amount or increase in Specified Amount and is guaranteed not to exceed $0.07 per $1,000 of Specified Amount. Also, during the first twelve Policy Months, the monthly deduction will include a first year monthly expense charge of $5.00 per month (guaranteed not to exceed $7.00 per month). The monthly deduction will vary in amount from month to month. (See "CHARGES AND DEDUCTIONS--Monthly Deduction.")

                       Upon partial withdrawal of a Policy, a fee of the lesser of $25 or 2% of the amount withdrawn will be assessed. At the time of surrender, a charge will apply during the first ten Policy Years, as well as during the first ten Policy Years following an increase in Specified Amount. The surrender charge is an amount per $1,000 of Specified Amount which varies by age, sex, underwriting category and Policy Year. The surrender charge applicable to each Policyowner will be listed in the Policy. (See "CHARGES AND DEDUCTIONS--Partial Withdrawal Fee, and --Surrender Charge.") During a Policy Year, a $25 charge may be assessed for the second and subsequent transfers of assets among the Subaccounts and between the Variable Account and the Declared Interest Option. (See "CHARGES AND DEDUCTIONS--Transfer Charge.")

                       CHARGES AGAINST THE VARIABLE ACCOUNT. A daily charge at the rate of .0024548% of the average daily net assets of each Subaccount will be imposed to compensate the Company for certain mortality and expense risks incurred in connection with the Policies. (See "CHARGES AND DEDUCTIONS--Variable Account Charges.") This corresponds to an effective annual rate of 0.90%. (This charge is guaranteed not to exceed .0028618% of the average daily net assets of each Subaccount, which corresponds to an effective annual rate of 1.05%.)

                       Currently, no charge is made to the Variable Account for federal income taxes that may be attributable to the Variable Account. The Company may, however, make such a charge in the future.

                       INVESTMENT OPTION EXPENSES. In addition, because the Variable Account purchases shares of the selected Investment Options, the value of the net assets of the Variable Account will reflect the investment advisory fee and other expenses incurred by each Investment Option. The fees and expenses for 1997 were as indicated in the table below. (See "CHARGES AND DEDUCTIONS--Variable Account Charges--INVESTMENT OPTION EXPENSES.")

                                                    OTHER EXPENSES     TOTAL EXPENSES
                                       ADVISORY    (AFTER WAIVER OR   (AFTER WAIVER OR
INVESTMENT OPTION                         FEE       REIMBURSEMENT)     REIMBURSEMENT)
------------------------------------  -----------  -----------------  -----------------
EquiTrust Variable Insurance
 Series Fund*
  Value Growth                             0.45%           0.10%              0.55%(1)
  High Grade Bond                          0.30%           0.22%              0.52%
  High Yield Bond                          0.45%           0.12%              0.57%(1)
  Money Market                             0.25%           0.33%              0.48%(1)
  Blue Chip                                0.20%           0.13%              0.33%
T. Rowe Price Equity Series, Inc.
  Equity Income                            0.85%           0.00%              0.85%(2)
  Mid-Cap Growth                           0.85%           0.00%              0.85%(2)
  New America Growth                       0.85%           0.00%              0.85%(2)
  Personal Strategy Balanced               0.90%           0.00%              0.90%(2)
T. Rowe Price International Series,
 Inc.
  International Stock                      1.05%           0.00%              1.05%(2)
Dreyfus Variable Investment Fund
  Capital Appreciation Portfolio           0.75%(3)         0.05%             0.80%(4)
  Disciplined Stock Portfolio              0.75%           0.27%              1.02%(4)
  Growth and Income Portfolio              0.75%           0.05%              0.80%(4)
  International Equity Portfolio           0.75%           0.31%              1.06%(4)
  Small Cap Portfolio                      0.75%           0.03%              0.78%(4)

                            * The annual investment option expenses for each Investment Option of the Fund are net of certain reimbursements by the Fund's investment adviser. Operating expense (including the investment advisory fee but excluding brokerage, interest, taxes and extraordinary expenses) of an Investment Option that exceed 1.50% of the Investment Option's average daily net assets for any fiscal year are reimbursed by the Fund's investment adviser up to the amount of the advisory fee. In addition, the investment adviser has voluntarily agreed to reimburse each Portfolio for expenses that exceed 0.65%. Absent the reimbursements, the total expenses for the Investment Options for the 1997 fiscal year would have been: Value Growth 0.58%, High Grade Bond 0.57%, High Yield Bond 0.65% and Money Market 0.55%.

                            (1) Total annual investment option expenses have
                                been restated for the reduction in management fees from 0.50% to 0.45% for the Value Growth and High Yield Bond Investment Options and 0.30% to 0.25% for the Money Market Investment Option, effective May 1, 1997.

                            (2) Total annual investment option expenses are an
                                all-inclusive fee and pay for investment management services and other operating costs.

                            (3) The advisory fee is a combined investment
                                advisory and sub-investment advisory fee.

                            (4) Total expenses were not reduced for the 1997
                                fiscal year by any waiver or reimbursement.
--------------------------------------------------------------------------------
DISTRIBUTION OF THE POLICIES
                       The Policies will be distributed by registered
                       representatives of broker-dealers who have entered into
                       written selling agreements with American Equity Capital,
                       Inc., the principal underwriter of the Policies. American
                       Equity Capital, Inc. is registered as a broker-dealer
                       with the Securities and Exchange Commission and is a
                       member of the National Association of Securities Dealers,
                       Inc.
--------------------------------------------------------------------------------
TAX TREATMENT          If a Policy is issued on the basis of a standard premium
                       class, while there is some uncertainty, the Company
                       believes that the Policy should qualify as a life
                       insurance contract for federal income tax purposes. If a
                       Policy is issued on a substandard basis, it is not clear
                       whether or not the Policy would qualify as a life
                       insurance contract for federal income tax purposes.
                       Assuming that a Policy qualifies as a life insurance
                       contract for federal income tax purposes, the Accumulated
                       Value under a Policy should be subject to the same
                       federal income tax treatment as Accumulated value under a
                       conventional fixed-benefit Policy. Under existing tax
                       law, the Policyowner is not deemed to be in constructive
                       receipt of Accumulated Values under a Policy until there
                       is a distribution from the Policy. Like death benefits
                       payable under conventional life insurance policies, death
                       proceeds payable under a Policy should be completely
                       excludable from the gross income of the Beneficiary. As a
                       result, the Beneficiary generally will not be taxed on
                       these proceeds. (See "FEDERAL TAX MATTERS.")
--------------------------------------------------------------------------------
CANCELLATION PRIVILEGE The Policyowner is granted a 20-day period following receipt of the Policy in which to examine and return the
                       Policy. The Policyowner will receive the greater of
                       premiums paid or the Policy's Accumulated Value plus an
                       amount equal to any charges which have been deducted from
                       premiums, Accumulated Value and the Variable Account.
                       (See "THE POLICY--Examination of Policy (Cancellation
                       Privilege).")
--------------------------------------------------------------------------------
ILLUSTRATIONS          Sample projections of hypothetical Policy values are
                       included starting at page A-1 of this Prospectus. These projections of hypothetical values may be helpful in understanding the long-term effects of different levels of investment performance, charges and deductions, electing one or the other death benefit option and generally in comparing this Policy to other life insurance policies. NONETHELESS, THE ILLUSTRATIONS ARE
                       BASED ON HYPOTHETICAL INVESTMENT RATES OF RETURN AND ARE
                       NOT A REPRESENTATION OF PAST OR FUTURE PERFORMANCE.
                       Actual rates of return may be more or less than those reflected in the illustrations and, therefore, actual values will be different from those illustrated.

                       This Prospectus describes only those aspects of the Policy that relate to the Variable Account, except where Declared Interest Option matters are specifically mentioned. For a brief summary of the aspects of the Policy relating to the Declared Interest Option, see "THE DECLARED INTEREST OPTION."
--------------------------------------------------------------------------------
                   AMERICAN EQUITY INVESTMENT LIFE INSURANCE
                   COMPANY AND THE VARIABLE ACCOUNT
--------------------------------------------------------------------------------
AMERICAN EQUITY INVESTMENT LIFE INSURANCE COMPANY
                       The Company is a full service underwriter of annuity and insurance products which was incorporated in the State of Iowa on December 19, 1980. The Company markets its products through a network of over 4,500 independent agents in the states of Alabama, Arizona, Arkansas, California, Colorado, Delaware, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maryland, Michigan, Minnesota, Missouri, Montana, Nebraska, Nevada, New Mexico, North Dakota, Ohio, Oregon, Pennsylvania, South Carolina, South Dakota, Texas, Utah, Washington, West Virginia, Wisconsin, Wyoming and the District of Columbia.

--------------------------------------------------------------------------------
THE VARIABLE ACCOUNT   The Variable Account was established by the Company as a
                       separate account on January 12, 1998. The Variable
                       Account will receive and invest the Net Premiums paid under the Policies. In addition, the Variable Account may receive and invest net premiums for any other variable life insurance policies issued in the future by the Company.

                       Although the assets in the Variable Account are the property of the Company, the assets in the Variable Account attributable to the Policies generally are not chargeable with liabilities arising out of any other business which the Company may conduct. The assets of the Variable Account are available to cover the general liabilities of the Company only to the extent that the Variable Account's assets exceed its liabilities arising under the Policies and any other policies supported by the Variable Account. The Company has the right to transfer to the General Account any assets of the Variable Account which are in excess of such reserves and other policy liabilities.

                       The Variable Account currently is divided into fifteen Subaccounts but may, in the future, include additional subaccounts. Each Subaccount invests exclusively in shares of a single corresponding Investment Option. Income and realized and unrealized gains or losses from the assets of each Subaccount are credited to or charged against, that Subaccount without regard to income, gains or losses from any other Subaccount.

                       The Variable Account has been registered as a unit
                       investment trust under the Investment Company Act of 1940
                       and meets the definition of a separate account under the
                       federal securities laws. Registration with the Securities
                       and Exchange Commission does not involve supervision of
                       the management or investment practices or policies of the
                       Variable Account or the Company by the Commission. The
                       Variable Account is also subject to the laws of the State
                       of Iowa which regulate the operations of insurance
                       companies domiciled in Iowa.
--------------------------------------------------------------------------------
INVESTMENT OPTIONS     The Variable Account invests in shares of the Investment
                       Options. The Investment Options currently include the
                       Value Growth Portfolio, High Grade Bond Portfolio, High
                       Yield Bond Portfolio, Money Market Portfolio and Blue
                       Chip Portfolio of EquiTrust Variable Insurance Series
                       Fund; the Equity Income Portfolio, Mid-Cap Growth
                       Portfolio, New America Portfolio and Personal Strategy
                       Balanced Portfolio of T. Rowe Price Equity Series, Inc.
                       and International Stock Portfolio of T. Rowe Price
                       International Series, Inc.; and the Dreyfus Variable
                       Investment Fund: Capital Appreciation Portfolio, Dreyfus
                       Variable Investment Fund: Disciplined Stock Portfolio,
                       Dreyfus Variable Investment Fund: Growth and Income
                       Portfolio, Dreyfus Variable Investment Fund:
                       International Equity Portfolio and Dreyfus Variable
                       Investment Fund: Small Cap Portfolio. The Variable
                       Account may, in the future, provide for additional investment options. Each Investment Option has its own investment objectives and the income and losses for each Investment Option will be determined separately.

                       Each of these Investment Options was formed as an investment vehicle for insurance company separate accounts. The investment objectives and policies of certain Investment Options are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser, sub-investment adviser or manager. The investment results of the Investment Options, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Investment Options will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser, sub-investment adviser or manager.

                       The investment objectives and policies of each Investment Option are summarized below. There is no assurance that any Investment Option will achieve its stated objectives. More detailed information, including a description of risks, may be found in the prospectus for each Investment Option, which must accompany or precede this Prospectus and which should be read carefully and retained for future reference.

                       EQUITRUST VARIABLE INSURANCE SERIES FUND

                       EquiTrust Investment Management Services, Inc. is the investment adviser to the Fund. The Fund is comprised of six portfolios, the following five of which are available under the Contract:

                           VALUE GROWTH PORTFOLIO. This Portfolio seeks long-term capital appreciation. The Portfolio pursues its objective by investing primarily in equity securities of companies that the investment adviser believes have a potential to earn a high return on equity and/or in equity securities that the investment adviser believes are undervalued by the market place. Such equity securities may include common stock, preferred stock and securities convertible or exchangeable into common stock.

                           HIGH GRADE BOND PORTFOLIO. This Portfolio seeks as high a level of current income as is consistent with a high grade portfolio of debt securities. The Portfolio will pursue this objective by investing primarily in debt securities rated AAA, AA or A by Standard & Poor's Corporation and/or Aaa, Aa or A by Moody's Investors Service, Inc., and in securities issued or guaranteed by the United States government or its agencies or instrumentalities.

                           HIGH YIELD BOND PORTFOLIO. This Portfolio seeks, as a primary objective, as high a level of current income as is consistent with investment in a portfolio of fixed-income securities rated in the lower categories of established rating services. As a secondary objective, the Portfolio seeks capital appreciation when consistent with its primary objective. The Portfolio pursues these objectives by investing primarily in fixed-income securities rated Baa or lower by Moody's Investors Service, Inc. and/or BBB or lower by Standard & Poor's Corporation, or in unrated securities of comparable quality. AN INVESTMENT IN THIS PORTFOLIO MAY ENTAIL GREATER THAN ORDINARY FINANCIAL RISK. (See the Fund Prospectus "PRINCIPAL RISK FACTORS--Special Considerations--High Yield Bonds.")

                           MONEY MARKET PORTFOLIO. This Portfolio seeks maximum current income consistent with liquidity and stability of principal. The Portfolio will pursue this objective by investing in high quality short-term money market instruments. AN INVESTMENT IN THE MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE MONEY MARKET PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

                           BLUE CHIP PORTFOLIO. This Portfolio seeks growth of capital and income. The Portfolio pursues this objective by investing primarily in common stocks of well-capitalized, established companies. Because this Portfolio may be invested heavily in particular stocks or industries, an investment in this Portfolio may entail relatively greater risk of loss.

                       T. ROWE PRICE EQUITY SERIES, INC.

                       T. Rowe Price Associates, Inc. is the investment adviser to the Fund.

                           EQUITY INCOME PORTFOLIO. This Portfolio seeks to provide substantial dividend income and long-term capital appreciation by investing primarily in established companies considered by the adviser to have favorable prospects for both increasing dividends and capital appreciation.

                           MID-CAP GROWTH PORTFOLIO. This Portfolio seeks long-term capital appreciation by investing primarily in common stocks of medium-sized (mid-cap) growth companies which offer the potential for above-average earnings growth.

                           NEW AMERICA GROWTH PORTFOLIO. This Portfolio seeks long-term capital growth by investing primarily in common stocks of U.S. growth companies operating in service industries.

                           PERSONAL STRATEGY BALANCED PORTFOLIO. This Portfolio seeks the highest total return over time consistent with an emphasis on both capital appreciation and income.

                       T. ROWE PRICE INTERNATIONAL SERIES, INC.

                       Rowe Price-Fleming International, Inc. is the investment adviser to the Fund.

                           INTERNATIONAL STOCK PORTFOLIO. This Portfolio seeks to provide capital appreciation through investments primarily in established companies based outside the United States.

                       DREYFUS VARIABLE INVESTMENT FUND

                       The Dreyfus Corporation serves as the investment adviser to the Fund. Fayez Sarofim and Co. serves as the sub-investment adviser to the Dreyfus Variable Investment
                       Fund: Capital Appreciation Portfolio. The following Fund portfolios are available under the Contract.

                           DREYFUS VARIABLE INVESTMENT FUND: CAPITAL
                           APPRECIATION PORTFOLIO. This Portfolio primarily seeks long-term capital growth, consistent with the preservation of capital; current income is a secondary investment objective. This Portfolio invests primarily in the common stocks of domestic and foreign issuers.

                           DREYFUS VARIABLE INVESTMENT FUND: DISCIPLINED STOCK PORTFOLIO. This Portfolio seeks to provide investment results that are greater than the total return performance of publicly-traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index. The Portfolio will use quantitative statistical modeling techniques to construct a portfolio in an attempt to achieve its investment objective, without assuming undue risk relative to the broad stock market.

                           DREYFUS VARIABLE INVESTMENT FUND: GROWTH AND INCOME PORTFOLIO. This Portfolio seeks to provide long-term capital growth, current income and growth of income, consistent with reasonable investment risk by investing primarily in equity securities, debt securities, and money market instruments of domestic and foreign issuers.

                           DREYFUS VARIABLE INVESTMENT FUND: INTERNATIONAL EQUITY PORTFOLIO. This Portfolio seeks to maximize capital growth through investments in equity securities of foreign issuers located throughout the world.

                           DREYFUS VARIABLE INVESTMENT FUND: SMALL CAP
                           PORTFOLIO. This Portfolio seeks maximum capital appreciation by investing primarily in common stocks of domestic and foreign issuers. The Portfolio will be particularly alert to companies considered by the adviser to be emerging smaller-sized companies which are believed to be characterized by new or innovative products, services or processes which should enhance prospects for growth in future earnings.

                       The Funds currently sell shares: (a) to the Variable Account as well as to separate accounts of insurance companies that may or may not be affiliated with the Company or each other; and (b) to separate accounts to serve as the underlying investment for both variable insurance policies and variable annuity contracts. The Company currently does not foresee any disadvantages to Policyowners arising from the sale of shares to support variable annuity contracts and variable life insurance policies, or from shares being sold to separate accounts of insurance companies that may or may not be affiliated with the Company. However, the Company intends to monitor events in order to identify any material irreconcilable conflicts that might possibly arise. In that event, it would determine what action, if any, should be taken in response to those events or conflicts. In addition, if the Company believes that a Fund's response to any of those events or conflicts insufficiently protects Policyowners, it will take appropriate action on its own, including withdrawing the Variable Account's investment in that Fund. (See the Fund prospectuses for more detail.)

                       The Company may receive compensation from an affiliate(s) of one or more of the Funds based upon an annual percentage of the average assets held in the Investment Options by the Company. These amounts are intended to compensate the Company for administrative and other services provided by the Company to the Funds and/or affiliate(s).

                       Each Fund is registered with the Securities and Exchange Commission as an open-end, diversified management investment company. Such registration does not involve supervision of the management or investment practices or policies of the Fund by the Securities and Exchange Commission.
--------------------------------------------------------------------------------
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS
                       The Company reserves the right, subject to compliance with applicable law, to make additions to, deletions from or substitutions for the shares of the Investment Options that are held by the Variable Account or that the Variable Account may purchase. If the shares of an Investment Option are no longer available for investment or if, in its judgment, further investment in any Investment Option should become inappropriate in view of the purposes of the Variable Account, the Company reserves the right to dispose of the shares of any Investment Option and to substitute shares of another Investment Option. The Company will not substitute any shares attributable to a Policyowner's Accumulated Value in the Variable Account without notice to and prior approval of the Securities and Exchange Commission, to the extent required by the Investment Company Act of 1940 or other applicable law. Nothing contained in this Prospectus shall prevent the Variable Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by Policyowners.

                       The Company also reserves the right to establish additional subaccounts of the Variable Account, each of which would invest in shares of a new Investment Option with a specified investment objective. New subaccounts may be established when, in the sole discretion of the Company, marketing, tax or investment conditions warrant, and any new subaccounts may be made available to existing Policyowners on a basis to be determined by the Company. Subject to obtaining any approvals or consents required by applicable law, the assets of one or more Subaccounts may be transferred to any other Subaccount(s), or one or more Subaccounts may be eliminated or combined with any other Subaccount(s) if, in the sole discretion of the Company, marketing, tax or investment conditions warrant.

                       In the event of any such substitution or change, the Company may, by appropriate endorsement, make such changes in these and other policies as may be necessary or appropriate to reflect such substitution or change. If deemed by the Company to be in the best interests of persons having voting rights under the Policies, the Variable Account may be operated as a management company under the Investment Company Act of 1940, may be deregistered under that Act in the event such registration is no longer required, or, subject to obtaining any approvals or consents required by applicable law, may be combined with other Company separate accounts. To the extent permitted by applicable law, the Company may also transfer the assets of the Variable Account associated with the Policies to another separate account. In addition, the Company may, when permitted by law, restrict or eliminate any voting rights of Policyowners or other persons who have voting rights as to the Variable Account. (See "ADDITIONAL INFORMATION--Voting Rights.")
--------------------------------------------------------------------------------
                   THE POLICY
--------------------------------------------------------------------------------
PURPOSE OF THE POLICY  The Policy is designed to provide the Policyowner with both lifetime insurance protection and significant flexibility in connection with the amount and frequency of premium payments and the level of death proceeds payable under a Policy. Unlike conventional life insurance, the Policyowner is not required to pay scheduled premiums to keep a Policy in force, but may, subject to certain limitations, vary the frequency and amount of premium payments. Moreover, the Policy allows a Policyowner to adjust the level of death proceeds payable under a Policy, without having to purchase a new policy, by increasing or decreasing the Specified Amount. Thus, as insurance needs or financial conditions change, the Policyowner has the flexibility to adjust death proceeds and vary premium payments.

                       The Policy varies from conventional fixed-benefit life insurance in a number of additional respects. Because the death proceeds may, and the Accumulated Value will, vary with the investment experience of the chosen Subaccounts, the Policyowner bears the investment risk of any depreciation of, but reaps the benefit of any appreciation in, the value of the underlying assets. As a result, whether or not a Policy continues in force may depend in part upon the investment experience of the chosen Subaccounts. The failure to pay a planned periodic premium will not necessarily cause the Policy to lapse, but the Policy could lapse even if planned periodic premiums have been paid, depending upon the investment experience of the Variable Account.

                       Life Insurance is not a short-term investment. Prospective policyowners should consider their need for insurance coverage and the Policy's long-term investment potential. A prospective policyowner who already has life insurance coverage should consider whether or not changing or adding to existing coverage would be advantageous. Generally, it is not advisable to purchase another policy to replace an existing policy.
--------------------------------------------------------------------------------
PURCHASING THE POLICY  Before it will issue a Policy, the Company must receive a completed application, including payment of the initial premium, at its Administrative Office. A Policy ordinarily will be issued only for Insureds who are 0 to 80 years of age at their last birthday and who supply satisfactory evidence of insurability to the Company. Acceptance is subject to the Company's underwriting rules and the Company may, in its sole discretion, reject any application or premium for any reason. The minimum Specified Amount for which a Policy will be issued is normally $50,000, although the Company may, in its discretion, issue Policies with Specified Amounts of less than $50,000.

                       The Policy Date will be the later of (i) the date of the initial application, or (ii) if additional medical or other information is required pursuant to the Company's underwriting rules, the date all such additional information is received by the Company at its Administrative Office. The Policy Date may also be any other date mutually agreed to by the Company and the Policyowner. If the later of (i) and (ii) above is the 29th, 30th or 31st of any month, the Policy Date will be the 28th of such month. The Policy Date is the date used to determine Policy Years, Policy Months and Policy Anniversaries. The Policy Date may, but will not always, coincide with the effective date of insurance coverage under the Policy.

                       The effective date of insurance coverage under the Policy will be the later of (i) the Policy Date, (ii) if an amendment to the initial application is required pursuant to the Company's underwriting rules, the date the Insured signs the last such amendment, or (iii) the date on which the full initial premium is received by the Company at its Administrative Office.
--------------------------------------------------------------------------------
PREMIUMS Subject to certain limitations, a Policyowner has flexibility in determining the frequency and amount of premiums.

                       PREMIUM FLEXIBILITY. Unlike conventional insurance policies, the Policy frees the Policyowner from the requirement that premiums be paid in accordance with a rigid and inflexible premium schedule. The Company may require the Policyowner to pay an initial premium that, when reduced by the premium expense charge (see "CHARGES AND DEDUCTIONS--Premium Expense Charge"), will be sufficient to pay the monthly deduction for the first Policy Month. Thereafter, subject to the minimum and maximum premium limitations described below, a Policyowner may also make unscheduled premium payments at any time prior to the Maturity Date.

                       PLANNED PERIODIC PREMIUMS. Each Policyowner will determine a planned periodic premium schedule that provides for the payment of a level premium over a specified period of time on a quarterly, semi-annual or annual basis. The Company may, at its discretion, permit planned periodic payments to be made on a monthly basis. Periodic reminder notices ordinarily will be sent to the Policyowner for each planned periodic premium. Depending on the duration of the planned periodic premium schedule, the timing of planned payments could affect the tax status of the Policy. (See "FEDERAL TAX MATTERS.")

                       The Policyowner is not required to pay premiums in accordance with the planned periodic premium schedule. Furthermore, the Policyowner has considerable flexibility to alter the amount, frequency and the time period over which planned periodic premiums are paid; however, no planned periodic payment may be less than $100 without the Company's consent. Changes in the planned premium schedule may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

                       The payment of a planned periodic premium will not guarantee that the Policy remains in force. Instead, the duration of the Policy depends upon the Policy's Accumulated Value. Thus, even if planned periodic premiums are paid by the Policyowner, the Policy will nevertheless lapse if, during the first three Policy Years, Net Accumulated Value or, after three Policy Years, Net Surrender Value is insufficient on a Monthly Deduction Day to cover the monthly deduction (see "CHARGES AND DEDUCTIONS--Monthly Deduction") and a Grace Period expires without a sufficient payment (see "THE POLICY--Policy Lapse and Reinstatement--LAPSE").

                       UNSCHEDULED PREMIUMS. Each unscheduled premium payment must be at least $100; however, the Company may, in its discretion, waive this minimum requirement. The Company reserves the right to limit the number and amount of unscheduled premium payments. An unscheduled premium payment may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

                       PREMIUM LIMITATIONS. In no event may the total of all premiums paid, both planned periodic and unscheduled, exceed the applicable maximum premium limitation imposed by federal tax laws. Because the maximum premium limitation is in part dependent upon the Specified Amount for each Policy, changes in the Specified Amount may affect this limitation. If at any time a premium is paid which would result in total premiums exceeding the applicable maximum premium limitation, the Company will accept only that portion of the premium which will make total premiums equal the maximum. Any part of the premium in excess of that amount will be returned and no further premiums will be accepted until allowed by the applicable maximum premium limitation.

                       PAYMENT OF PREMIUMS. Payments made by the Policyowner will be treated first as payment of any outstanding Policy Debt unless the Policyowner indicates that the payment should be treated otherwise. Where no indication is made, any portion of a payment that exceeds the amount of any outstanding Policy Debt will be treated as a premium payment.

                       NET PREMIUMS. The Net Premium is the amount available for investment. The Net Premium equals the premium paid less the premium expense charge. (See "CHARGES AND DEDUCTIONS--Premium Expense Charge.")

                       ALLOCATION OF NET PREMIUMS. In the application for a Policy, the Policyowner can allocate Net Premiums or portions thereof to the Subaccounts, to the Declared Interest Option, or both. Net Premiums will be allocated to the Declared Interest Option if they are received either before the date the Company obtains a signed notice from the Policyowner that the Policy has been received, or before the end of 25-days after the Delivery Date. Upon the earlier of (i) the date the Company obtains a signed notice from the Policyowner that the Policy has been received, or (ii) 25 days after the Delivery Date, the Accumulated Value in the Declared Interest Option automatically will be allocated, without charge, among the Subaccounts and Declared Interest Option in accordance with the Policyowner's allocation instructions. Net Premiums received on or after (i) or
                       (ii) above are allocated in accordance with the instructions of the Policyowner, to the Variable Account, the Declared Interest

                       Option, or both. The Policyowner does not waive his cancellation privilege by sending the signed notice of receipt of the Policy to the Company (see "THE POLICY-- Examination of Policy (Cancellation Privilege)").


                       The minimum percentage of each premium that may be allocated to any subaccount of the Variable Account or to the Declared Interest Option is 10%; no fractional percentages will be permitted. The allocation for future Net Premiums may be changed without charge, at any time while the Policy is in force, by providing the Company with written notice on a form acceptable to the Company signed by the Policyowner. The change will take effect on the date the written notice is received at the Administrative Office and will have no effect on prior cash values.
--------------------------------------------------------------------------------
POLICY LAPSE AND REINSTATEMENT
                       LAPSE. Unlike conventional life insurance policies, the failure to make a planned periodic premium payment will not itself cause a Policy to lapse. Lapse will only occur during the first three Policy Years when Net Accumulated Value is insufficient on a Monthly Deduction Day to cover the monthly deduction, or after three Policy Years when Net Surrender Value is insufficient on a Monthly Deduction Day to cover the monthly deduction (see "CHARGES AND DEDUCTIONS--Monthly Deduction"), and a Grace Period expires without a sufficient payment. Insurance coverage will continue during the Grace Period, but the Policy will be deemed to have no Accumulated Value for purposes of Policy Loans and surrenders during such Grace Period. The death proceeds payable during the Grace Period will equal the amount of the death proceeds payable immediately prior to the commencement of the Grace Period, reduced by any due and unpaid monthly deductions.

                       To avoid lapse and termination of the Policy without value, the Company must receive from the Policyowner during the Grace Period a premium payment that, when reduced by the premium expense charge (see "CHARGES AND DEDUCTIONS-- Premium Expense Charge"), will be at least equal to three times the monthly deduction due on the Monthly Deduction Day immediately preceding the Grace Period (see "CHARGES AND DEDUCTIONS--Monthly Deduction"). A Grace Period of 61 days will commence on the date the Company sends a notice of any insufficiency to the Policyowner.

                       REINSTATEMENT. Prior to the Maturity Date, a lapsed Policy may be reinstated at any time within five years of the Monthly Deduction Day immediately preceding the Grace Period which expired without payment of the required premium. Reinstatement is effected by submitting the following items to the Company:

                            1. A written application for reinstatement signed by the Policyowner and the Insured;

                            2. Evidence of insurability satisfactory to the Company;

                            3. A premium that, after the deduction of the premium expense charge, is at least sufficient to keep the Policy in force for three months; and

                            4. An amount equal to the monthly cost of insurance for the two Policy Months prior to lapse.

                       (State law may limit the premium to be paid on reinstatement to an amount less than that described.) To the extent that the first year monthly administrative charge was not deducted for a total of twelve Policy Months prior to lapse, such charge will continue to be deducted following reinstatement of the Policy until such charge has been assessed, both before and after the lapse, for a total of 12 Policy Months. (See "CHARGES AND DEDUCTIONS--Monthly Deduction.") The Company will not reinstate a Policy surrendered for its Net Surrender Value. The lapse of a Policy with loans outstanding may have adverse tax consequences (see "FEDERAL TAX MATTERS--Policy Proceeds").

                       The effective date of the reinstated Policy will be the Monthly Deduction Day coinciding with or next following the date the Company approves the application for reinstatement.

--------------------------------------------------------------------------------
EXAMINATION OF POLICY (CANCELLATION PRIVILEGE)
                       The Policyowner may cancel the Policy by delivering or mailing written notice or sending a telegram to the Company at its Administrative Office, and returning the Policy to the Company at its Administrative Office before midnight of the twentieth day after the Policyowner receives the Policy. Notice given by mail and return of the Policy by mail are effective on being postmarked, properly addressed and postage prepaid.

                       With respect to all Policies, the Company will refund, within seven days after receipt of satisfactory notice of cancellation and the returned Policy at its Administrative Office, the greater of premiums paid or the Policy's Accumulated Value plus an amount equal to any charges which have been deducted from premiums, Accumulated Value and the Variable Account.
--------------------------------------------------------------------------------
SPECIAL TRANSFER PRIVILEGE
                       A Policyowner may, at any time prior to the Maturity Date while the Policy is in force, convert the Policy to a flexible premium fixed-benefit life insurance policy by requesting that all of the Accumulated Value in the Variable Account be transferred to the Declared Interest Option. The Policyowner may exercise this special transfer privilege once each Policy Year. Once a Policyowner exercises the special transfer privilege, all future premium payments automatically will be credited to the Declared Interest Option, until such time as the Policyowner requests a change in allocation. No charge will be imposed for any transfers resulting from the exercise of the special transfer privilege.
--------------------------------------------------------------------------------
                   POLICY BENEFITS
--------------------------------------------------------------------------------
                       While a Policy is in force, it provides for certain benefits prior to the Maturity Date. Subject to certain limitations, the Policyowner may at any time obtain all or a portion of the Net Accumulated Value by surrendering or taking a partial withdrawal from the Policy. (See "POLICY BENEFITS--Accumulated Value Benefits--SURRENDER AND WITHDRAWAL PRIVILEGES.") In addition, the Policyowner has certain policy loan privileges under the Policies. (See "POLICY BENEFITS--Loan Benefits--POLICY LOANS.") The Policy also provides for the payment of death proceeds upon the death of the Insured under one of two death benefit options selected by the Policyowner (see "POLICY BENEFITS--Death Proceeds--DEATH BENEFIT OPTIONS"), and benefits upon the maturity of a Policy (see "POLICY BENEFITS--Benefits at Maturity").
--------------------------------------------------------------------------------
ACCUMULATED VALUE BENEFITS
                       SURRENDER AND WITHDRAWAL PRIVILEGES. At any time prior to the Maturity Date while the Policy is in force, a Policyowner may surrender the Policy or make a partial withdrawal by sending a written request to the Company at its Administrative Office. A surrender charge will apply to any surrender during the first ten Policy Years, as well as during the first ten years following an increase in Specified Amount. A Partial Withdrawal Fee to cover the cost of processing a withdrawal will be payable upon each partial withdrawal. (See "CHARGES AND DEDUCTIONS--Partial Withdrawal Fee, and --Surrender Charge.") Surrender and withdrawal proceeds ordinarily will be mailed to the Policyowner within seven days after the Company receives a signed request for a surrender at its Administrative Office, although payments may be postponed under certain circumstances. (See "GENERAL PROVISIONS--Postponement of Payments.")

                       SURRENDERS. The amount payable upon surrender of the Policy is the Net Surrender Value at the end of the Valuation Period during which the request is received. This amount may be paid in a lump sum or under one of the payment options specified in the Policy, as requested by the Policyowner. (See "POLICY BENEFITS--Payment Options.") Upon surrender, all insurance in force will terminate. For a discussion of the tax consequences associated with Surrenders, see "FEDERAL TAX MATTERS."

                       PARTIAL WITHDRAWALS. A Policyowner may obtain a portion of the Policy's Net Surrender Value. The amount requested for partial withdrawal must be at least $500 and cannot exceed the lesser of (1) the Net Surrender Value less $500, or (2) 90% of the Net Surrender Value. The Partial Withdrawal Fee will be deducted from the remaining

                       Accumulated Value. The Policyowner may request that the proceeds of a partial withdrawal be paid in a lump sum or under one of the payment options specified in the Policy. (See "POLICY BENEFITS--Payment Options.")

                       A partial withdrawal (together with the Partial Withdrawal Fee) will be allocated among the Subaccounts and the Declared Interest Option in accordance with the written instructions of the Policyowner. If no such instructions are received with the request for partial withdrawal, the partial withdrawal will be allocated among the Subaccounts and the Declared Interest Option in the same proportion that the Accumulated Value in each of the Subaccounts and the Accumulated Value in the Declared Interest Option, reduced by any outstanding Policy Debt, bears to the total Accumulated Value on the date the request is received at the Administrative Office.

                       Partial withdrawals will affect both the Policy's Accumulated Value and the death proceeds payable under the Policy. The Policy's Accumulated Value will be reduced by the amount of the partial withdrawal. If the death benefit payable under either death benefit option both before and after the partial withdrawal is equal to the Accumulated Value multiplied by the specified amount factor set forth in the Policy, a partial withdrawal will result in a reduction in death proceeds equal to the amount of the partial withdrawal, multiplied by the specified amount factor then in effect. If the death benefit is not so affected by the specified amount factor, the reduction in death proceeds will be equal to the partial withdrawal. (See "POLICY BENEFITS--Death Proceeds.")

                       Partial withdrawals will reduce the Policy's Specified Amount by the amount of Accumulated Value withdrawn if Option B is in effect at the time of the withdrawal. If Option A is in effect at the time of the withdrawal, there will be no effect on Specified Amount. (See "POLICY BENEFITS--Death Proceeds--DEATH BENEFIT OPTIONS.") The Specified Amount remaining in force after a partial withdrawal may not be less than the minimum Specified Amount for the Policy in effect on the date of the partial withdrawal, as published by the Company. As a result, the Company will not process any partial withdrawal that would reduce the Specified Amount below this minimum. If increases in the Specified Amount previously have occurred, a partial withdrawal will first reduce the Specified Amount of the most recent increase, then the next most recent increases successively, then the coverage under the original application. Thus, a partial withdrawal may either increase or decrease the amount of the cost of insurance charge, depending upon the particular circumstances. (See "CHARGES AND DEDUCTIONS--Monthly Deduction--COST OF INSURANCE.") For a discussion of the tax consequences associated with partial withdrawals, see "FEDERAL TAX MATTERS."

                       NET ACCUMULATED VALUE. Net Accumulated Value equals the Policy's Accumulated Value reduced by any outstanding Policy Debt and increased by any unearned loan interest.

                       CALCULATION OF ACCUMULATED VALUE. The Policy provides for the accumulation of Accumulated Value. Accumulated Value will be determined on each Business Day. A Policy's Accumulated Value will reflect a number of factors, including Net Premiums paid, partial withdrawals, Policy Loans, charges assessed in connection with the Policy, the interest earned on the Accumulated Value in the Declared Interest Option and the investment performance of the Subaccounts to which the Accumulated Value is allocated. There is no guaranteed minimum Accumulated Value. The Accumulated Value of the Policy is equal to the sum of the Accumulated Values in each Subaccount, plus the Accumulated Value in the Declared Interest Option, including amounts transferred to the Declared Interest Option to secure outstanding Policy Debt.

                       As of the Policy Date, the Policy's Accumulated Value equals the initial Net Premium less the monthly deduction made on the Policy Date.

                       On the Business Day coinciding with or immediately following the date the Company receives notice that the Policy has been received by the Policyowner, but no later than 25 days after the Delivery Date, the Policy's Accumulated Value (all of which is in the Declared Interest Option) will be transferred automatically among the Subaccounts and the Declared Interest Option in accordance with such percentage allocation instructions. At the end of each Valuation Period thereafter, the Accumulated Value in a Subaccount will equal:

                                (1) The total Subaccount units represented by
                                    the accumulated value at the end of the
                                    preceding valuation period, multiplied by the Subaccount's unit value for the current valuation period; PLUS

                                (2) Any Net Premiums received during the current
                                    Valuation Period which are allocated to the Subaccount; PLUS

                                (3) All Accumulated Values transferred to the
                                    Subaccount from the Declared Interest Option or from another Subaccount during the current Valuation Period; MINUS

                                (4) All Accumulated Values transferred from the
                                    Subaccount to another Subaccount or to the Declared Interest Option during the current Valuation Period, including amounts transferred to the Declared Interest Option to secure Policy Debt; MINUS

                                (5) All partial withdrawals (and any portion of
                                    the Partial Withdrawal Fee) deducted from the Subaccount during the current Valuation Period; MINUS

                                (6) The portion of any monthly deduction charged
                                    to the Subaccount during the current
                                    Valuation Period to cover the Policy Month following the Monthly Deduction Day.

                       The Policy's total Accumulated Value in the Variable Account equals the sum of the Policy's Accumulated Value in each Subaccount.

                       UNIT VALUE. Each Subaccount has a Unit Value. When Net Premiums are allocated to, or other amounts are transferred into, a Subaccount, a number of units are purchased based on the Unit Value of the Subaccount as of the end of the Valuation Period during which the transfer is made. Likewise, when amounts are transferred out of a Subaccount, units are redeemed on the same basis. On any day, a Policy's Accumulated Value in a Subaccount is equal to the number of units held in such Subaccount, multiplied by the Unit Value of such Subaccount on that date.

                       For each Subaccount, the Unit Value was initially set at $10 when the Subaccount first purchased shares of the designated Investment Option. The Unit Value for each subsequent valuation period is calculated by dividing (a) by (b) where:

                                (a) is (1) the Net Asset Value of the Subaccount
                                    at the end of the preceding Valuation
                                    Period, plus (2) the investment income and capital gains, realized or unrealized, credited to the net assets of that Subaccount during the Valuation Period for which the Unit Value is being determined, minus (3) the capital losses, realized or unrealized, charged against those assets during the Valuation Period, minus (4) any amount charged against the Subaccount for taxes, or any amount set aside during the Valuation Period by the Company as a provision for taxes attributable to the operation or maintenance of that Subaccount; and minus (5) a charge equal to .0024548% of the average daily net assets of the Subaccount for each day in the Valuation Period. This corresponds to an effective annual rate of 0.90% of the average daily net assets of the Subaccount for mortality and expense risks incurred in connection with the Policies. (This charge is guaranteed not to exceed .0028618% of the average daily net assets on each Subaccount, which corresponds to an effective annual rate of 1.05%.)

                                (b) is the number of units outstanding at the
                                    end of the preceding Valuation Period.

                       The Unit Value for a Valuation Period applies for each day in the period. The assets in the Variable Account will be valued at their fair market value in accordance with accepted accounting practices and applicable laws and regulations.

--------------------------------------------------------------------------------
TRANSFERS              Policyowners may transfer amounts among the Subaccounts
                       an unlimited number of times in a Policy Year; however, only one transfer per Policy Year may be made between the Declared Interest Option and the Variable Account.
                       Transfers are made by written request to the Administrative Office or, if the Policyowner has elected the "Telephone Transfer Authorization" on the supplemental application, by calling the Administrative
                       Office toll-free at 888-349-4650. The amount of the transfer must be at least $100 or the total Accumulated
                       Value in the Subaccount or in the Declared Interest
                       Option (reduced, in the case of the Declared Interest
                       Option, by any outstanding Policy Debt), if less than $100. The Company may, at its discretion, waive the $100 minimum requirement. The transfer will be effective as of the end of the Valuation Period during which the request is received at the Administrative Office.

                       The first transfer in each Policy Year will be made without charge; each time amounts are subsequently transferred in that Policy Year, a transfer charge of $25 may be assessed. The transfer charge, unless paid in cash, will be deducted from the amount transferred. Once a Policy is issued, the amount of the transfer charge is guaranteed for the life of the Policy. (See "CHARGES AND DEDUCTIONS--Transfer Charge.")

                       For purposes of these limitations and charges, all
                       transfers effected on the same day will be considered a
                       single transfer.
--------------------------------------------------------------------------------
LOAN BENEFITS          POLICY LOANS. So long as the Policy remains in force and
                       has a positive Net Surrender Value, a Policyowner may borrow money from the Company at any time using the Policy as the sole security for the Policy Loan. A loan taken from, or secured by, a Policy may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

                       The maximum amount that may be borrowed at any time is 90% of the Net Surrender Value as of the end of the Valuation Period during which the request for the Policy Loan is received at the Administrative Office. The Company's claim for repayment of Policy Debt has priority over the claims of any assignee or other person.

                       During any time that there is outstanding Policy Debt, payments made by the Policyowner will be treated first as payment of outstanding Policy Debt, unless the Policyowner indicates that the payment should be treated otherwise. Where no indication is made, any portion of a payment that exceeds the amount of any outstanding Policy Debt will be treated as a premium payment.

                       ALLOCATION OF POLICY LOAN. When a Policy Loan is made, an amount equal to the Policy Loan will be segregated within the Declared Interest Option as security for the Policy Loan. If, immediately prior to the Policy Loan, the Accumulated Value in the Declared Interest Option less Policy Debt outstanding is less than the amount of such Policy Loan, the difference will be transferred from the subaccounts of the Variable Account, which have Accumulated Value, in the same proportions that the Policy's Accumulated Value in each Subaccount bears to the Policy's total Accumulated Value in the Variable Account. Accumulated Values will be determined as of the end of the Valuation Period during which the request for the Policy Loan is received at the Administrative Office.

                       Loan proceeds will normally be mailed to the Policyowner within seven days after receipt of a written request. Postponement of a Policy Loan may take place under certain circumstances. (See "GENERAL
                       PROVISIONS--Postponement of Payments.")

                       Amounts segregated within the Declared Interest Option as security for Policy Debt will bear interest at an effective annual rate set by the Company. (See "POLICY BENEFITS--Loan Benefits--EFFECT ON INVESTMENT PERFORMANCE.")

                       LOAN INTEREST CHARGED. The interest rate charged on Policy Loans is not fixed. The maximum annual loan interest rate will be no greater than the "Published Monthly Average of the Composite Yield on Seasoned Corporate Bonds" as published by Moody's Investors Service, Inc. or any successor thereto for the calendar month ending two months before the date on which the rate is determined; or 5.5%. The

                       Company may at any time elect to change the interest rate. The Company will send notice of any change in rate to the Policyowner. The new rate will take effect on the Policy Anniversary coinciding with or next following the date the rate is changed.

                       Interest is payable in advance at the time any Policy Loan is made (for the remainder of the Policy Year) and on each Policy Anniversary thereafter (for the entire Policy Year) so long as there is Policy Debt outstanding. Interest payable at the time a Policy Loan is made will be subtracted from the loan proceeds. Thereafter, interest not paid when due will be added to the existing Policy Debt and bear interest at the same rate charged for Policy Loans. The amount equal to unpaid interest will be segregated within the Declared Interest Option in the same manner that amounts for Policy Loans are segregated within the Declared Interest Option. (See "POLICY BENEFITS-- Loan Benefits--ALLOCATION OF POLICY LOAN.")

                       Because interest is charged in advance, any interest that has not been earned will be added to the death benefit payable at the Insured's death and to the Accumulated Value upon complete surrender, and will be credited to the Accumulated Value in the Declared Interest Option upon repayment of Policy Debt.

                       EFFECT ON INVESTMENT PERFORMANCE. Amounts transferred from the Variable Account as security for Policy Debt will no longer participate in the investment performance of the Variable Account. All amounts held in the Declared Interest Option as security for Policy Debt will be credited with interest on each Monthly Deduction Day at an effective annual rate equal to the greater of 4.0% or the current effective loan interest rate minus no more than 3.0%, as determined and declared by the Company. No additional interest will be credited to these amounts. The interest credited will remain in the Declared Interest Option unless and until transferred by the Policyowner to the Variable Account, but will not be segregated within the Declared Interest Option as security for Policy Debt.

                       From time to time, the Company may allow, by Company practice, a loan spread of 0% on the gain in a Policy in effect a minimum of ten years.

                       Even though Policy Debt may be repaid in whole or in part at any time prior to the Maturity Date if the Policy is still in force, Policy Loans will affect the Accumulated Value of a Policy and may affect the death proceeds payable. The effect could be favorable or unfavorable depending upon whether the investment performance of the Subaccount(s) from which the Accumulated Value was transferred is less than or greater than the interest rates actually credited to the Accumulated Value segregated within the Declared Interest Option as security for Policy Debt while Policy Debt is outstanding. In comparison to a Policy under which no Policy Loan was made, Accumulated Value will be lower where such interest rates credited were less than the investment performance of the Subaccount(s), but will be greater where such interest rates were greater than the performance of the Subaccount(s). In addition, death proceeds will reflect a reduction of the death benefit by any outstanding Policy Debt.

                       POLICY DEBT. Policy Debt equals the sum of all unpaid Policy Loans and any due and unpaid policy loan interest. Policy Debt is not included in Net Accumulated Value, which is equal to Accumulated Value less Policy Debt. If, during the first three Policy Years, Net Accumulated Value or, after three Policy Years, Net Surrender Value is insufficient on a Monthly Deduction Day to cover the monthly deduction (see "Charges and Deductions--Monthly Deduction"), the Company will notify the Policyowner. To avoid lapse and termination of the Policy without value (see "THE POLICY--Policy Lapse and Reinstatement--LAPSE"), the Policyowner must, during the Grace Period, make a premium payment that, when reduced by the premium expense charge (see "CHARGES AND DEDUCTIONS--Premium Expense Charge"), will be at least equal to three times the monthly deduction due on the Monthly Deduction Day immediately preceding the Grace Period (see "CHARGES AND DEDUCTIONS--Monthly Deduction"). Therefore the greater the Policy Debt under a Policy, the more likely it would be to lapse.

                       REPAYMENT OF POLICY DEBT. Policy Debt may be repaid in whole or in part any time during the Insured's life and before the Maturity Date so long as the Policy is in force. Any Policy Debt not repaid is subtracted from the death benefit payable at the Insured's death, from Surrender Value upon surrender or from the maturity benefit. Any payments made by a Policyowner will be treated first as the repayment of any outstanding Policy Debt, unless the Policyowner indicates otherwise. Upon repayment of Policy Debt, the portion of the Accumulated Value in the Declared Interest Option securing the repaid portion of the Policy Debt will no longer be segregated within the Declared Interest Option as security for Policy Debt, but will remain in the Declared Interest Option unless and until transferred to the Variable Account by the Policyowner.

                       For a discussion of the tax consequences associated with
                       Policy Loans and lapses, see "FEDERAL TAX MATTERS."
--------------------------------------------------------------------------------
DEATH PROCEEDS         So long as the Policy remains in force, the Policy
                       provides for the payment of death proceeds upon the death of the Insured. Proceeds will be paid to the primary
                       Beneficiary or a contingent Beneficiary. One or more primary Beneficiaries or contingent Beneficiaries may be named. If no Beneficiary survives the Insured, the death proceeds will be paid to the Policyowner or his estate.
                       Death proceeds may be paid in a lump sum or under a payment option. (See "POLICY BENEFITS--Payment Options.")
                       To determine the death proceeds, the death benefit will be reduced by any outstanding Policy Debt and increased by any unearned loan interest and any premiums paid after the date of death. Proceeds will ordinarily be mailed within seven days after receipt by the Company of Due
                       Proof of Death. Payment may, however, be postponed under certain circumstances. (See "GENERAL PROVISIONS--
                       Postponement of Payments.") The Company pays interest on those proceeds, at an annual rate of no less than 3.0% or any rate required by law, from the date of death to the date payment is made.

                       DEATH BENEFIT OPTIONS. Policyowners designate in the initial application one of two death benefit options offered under the Policy. The amount of the death benefit payable under a Policy will depend upon the option in effect at the time of the Insured's death. Under Option A, the death benefit will be equal to the greater of (i) the sum of the current Specified Amount and the Accumulated Value, or (ii) the Accumulated Value multiplied by the specified amount factor. Accumulated Value will be determined as of the end of the Business Day coinciding with or immediately following the date of death. The specified amount factor is 2.50 for an Insured Attained Age 40 or below on the date of death. For Insureds with an Attained Age over 40 on the date of death, the factor declines with age as shown in the Specified Amount Factor Table in Appendix B. Accordingly, under Option A, the death proceeds will always vary as the Accumulated Value varies (but will never be less than the Specified Amount). Policyowners who prefer to have favorable investment performance and additional premiums reflected in increased death benefits generally should select Option A.

                       Under Option B, the death benefit will be equal to the greater of the current Specified Amount or the Accumulated Value (determined as of the end of the Business Day coinciding with or immediately following the date of death) multiplied by the specified amount factor. The specified amount factor is the same as under Option
                       A. Accordingly, under Option B the death benefit will remain level at the Specified Amount unless the Accumulated Value multiplied by the specified amount factor exceeds the current Specified Amount, in which case the amount of the death benefit will vary as the Accumulated Value varies. Policyowners who are satisfied with the amount of their insurance coverage under the Policy and who prefer to have favorable investment performance and additional premiums reflected in higher Accumulated Value, rather than increased death benefits, generally should select Option B.

                       Examples illustrating Option A and Option B can be found in Appendix B.

                       CHANGE IN DEATH BENEFIT OPTION. The death benefit option in effect may be changed at any time by sending a written request for the change to the Company at its Administrative Office. The effective date of such a change will be the Monthly Deduction Day coinciding with or immediately following the date the change is approved by the Company. A change in death benefit options may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

                       If the death benefit option is changed from Option A to Option B, the current Specified Amount will not change. If the benefit option is changed from Option B to Option A, the current Specified Amount will be reduced by an amount equal to the Accumulated Value on the effective date of the change. A change in the death benefit option may not be made if it would result in a Specified Amount which is less than the minimum Specified Amount in effect on the effective date of the change or if after the change the Policy would no longer qualify as life insurance under federal tax law.

                       No charges will be imposed in connection with a change in death benefit option; however, a change in death benefit option will affect the cost of insurance charges. (See "CHARGES AND DEDUCTIONS--Monthly Deduction--COST OF INSURANCE.")

                       CHANGE IN EXISTING COVERAGE. After a Policy has been in force for one Policy Year, a Policyowner may adjust the existing insurance coverage by increasing or decreasing the Specified Amount. To make a change, the Policyowner must send a written request to the Company at its Home Office. Any change in the Specified Amount may affect the cost of insurance rate and the net amount at risk, both of which will affect a Policyowner's cost of insurance charge. (See "CHARGES AND DEDUCTIONS-- Monthly Deduction--COST OF INSURANCE RATE, and --NET AMOUNT AT RISK.") If decreases in the Specified Amount cause the premiums paid to exceed the maximum premium limitations imposed by federal tax law (see "THE POLICY--Premiums-- PREMIUM LIMITATIONS"), the decrease will be limited to the extent necessary to meet these requirements. A change in existing coverage may have federal income tax consequences. (See "FEDERAL TAX MATTERS--Tax Treatment of Policy Benefits.")

                       Any decrease in the Specified Amount will become effective on the Monthly Deduction Day coinciding with or immediately following the date the request is approved by the Company. The decrease will first reduce the Specified Amount provided by the most recent increase, then the next most recent increases successively, then the Specified Amount under the original application. The Specified Amount following a decrease can never be less than the minimum Specified Amount for the Policy in effect on the date of the decrease. A Specified Amount decrease will not reduce the Surrender Charge.

                       To apply for an increase, evidence of insurability satisfactory to the Company must be provided. Any approved increase will become effective on the Monthly Deduction Day coinciding with or immediately following the date the request is approved by the Company. An increase will not become effective, however, if the Policy's Accumulated Value on the effective date would not be sufficient to cover the deduction for the increased cost of the insurance for the next Policy Month. A Specified Amount increase is subject to its own Surrender Charge.

                       CHANGES IN INSURANCE PROTECTION. A Policyowner may increase or decrease the pure insurance protection provided by a Policy--the difference between the death benefit and the Accumulated Value--in one of several ways as insurance needs change. These ways include increasing or decreasing the Specified Amount of insurance, changing the level of premium payments and, to a lesser extent, partially withdrawing Accumulated Value. Although the consequences of each of these methods will depend upon the individual circumstances, they may be summarized as follows:

                                (a) A decrease in the Specified Amount will,
                                    subject to the applicable specified amount factor limitations (see "POLICY BENEFITS--Death Proceeds-- DEATH BENEFIT OPTIONS"), decrease the pure insurance protection and the cost of insurance charges under the Policy without generally reducing the Accumulated Value.

                                (b) An increase in the Specified Amount may
                                    increase the amount of pure insurance
                                    protection, depending on the amount of
                                    Accumulated Value and the resultant
                                    applicable specified amount factor. If the insurance protection is increased, the cost of insurance charge generally will increase as well.

                                (c) If Option B is elected, an increased level
                                    of premium payments will increase the
                                    Accumulated Value and reduce the pure
                                    insurance protection, until the Accumulated
                                    Value multiplied by the applicable specified amount factor exceeds the Specified Amount. Increased premiums should also increase the amount of funds available to keep the Policy in force.

                                (d) If Option B is elected, a reduced level of
                                    premium payments generally will increase the amount of pure insurance protection, depending on the applicable specified amount factor. It also will result in a reduced amount of Accumulated Value and will increase the possibility that the Policy will lapse.

                                (e) A partial withdrawal will reduce the death
                                    benefit. (See "POLICY BENEFITS--Accumulated
                                    Value Benefits--SURRENDER AND WITHDRAWAL
                                    PRIVILEGES.") However, it only affects the amount of pure insurance protection if the death benefit payable is based on the specified amount factor, because otherwise the decrease in the benefit is offset by the amount of Accumulated Value withdrawn. The primary use of a partial withdrawal is to withdraw cash and reduce Accumulated Value.

                       In comparison, an increase in the death benefit due to the operation of the specified amount factor occurs automatically and is intended to help assure that the Policy remains qualified as life insurance under federal tax law. The calculation of the death benefit based upon the specified amount factor occurs only when the Accumulated Value of a Policy reaches a certain proportion of the Specified Amount (which may or may not occur). Additional premium payments, favorable investment performance and large initial premiums tend to increase the likelihood of the specified amount factor becoming operational after the first few Policy Years. Such increases will be temporary, however, if the investment performance becomes unfavorable and/or premium payments are stopped or decreased.
--------------------------------------------------------------------------------
ACCELERATED PAYMENTS OF DEATH PROCEEDS
                       In the event that the Insured becomes terminally ill (as defined below), the Policyowner (if residing in a state that has approved such an endorsement) may, by written request and subject to the conditions stated below, have the Company pay all or a portion of the accelerated death benefit immediately to the Policyowner. If not attached to the Policy beforehand, the Company will issue an accelerated death benefit endorsement (the "Endorsement") providing for this right.

                       For this purpose, an Insured is terminally ill when a physician (as defined by the Endorsement) certifies that he or she has a life expectancy of 12 months or less.

                       The accelerated death benefit is equal to the Policy's death benefit as described on page 6, up to a maximum of $250,000 (the $250,000 maximum applies in aggregate to all policies issued by the Company on the Insured), less an amount representing a discount for 12 months at the interest rate charged for loans under the Policy. The accelerated death benefit does not include the amount of any death benefit payable under a rider that covers the life of someone other than the Insured.

                       In the event that there is a loan outstanding under the Policy on the date that the Policyowner requests a payment under the Endorsement, the accelerated death benefit is reduced by a portion of the outstanding loan in the same proportion that the requested payment under the Endorsement bears to the total death benefit under the Policy. If the amount requested by the Policyowner to be paid under the Endorsement is less than the total death benefit under the Policy and the Specified Amount of the Policy is equal to or greater than the minimum Specified Amount, the Policy will remain in force with all values and benefits under the Policy being reduced in the same proportion that the new Policy benefit bears to the Policy benefit before exercise of the Endorsement.

                       There are several other restrictions associated with the Endorsement. These are: (1) the Endorsement is not valid if the Policy is within five years of being matured, (2) the consent of any irrevocable beneficiary or assignee is required to exercise the Endorsement, (3) the Company reserves the right, in its sole discretion, to require the consent of the Insured or of any beneficiary, assignee, spouse or other party of interest before permitting the exercise of the Endorsement, (4) the Company reserves the right to obtain the concurrence of a second medical opinion as to whether any Insured is terminally ill and (5) the Endorsement is not effective where (a) the Insured or the Policyowner would be otherwise required by law to use the Endorsement to meet the claims of creditors, or (b) the Insured would be otherwise required by any government agency to exercise the Endorsement in order to apply for, obtain or keep a government benefit or entitlement.

                       The Endorsement will terminate at the earlier of the end of the grace period for which any premium is unpaid, upon receipt in the Administrative Office of a written request from the Policyowner to cancel the Endorsement or upon termination of the Policy.

                       Pursuant to the recently enacted Health Insurance
                       Portability and Accountability Act of 1996, the Company
                       believes that for federal income tax purposes, an
                       accelerated death benefit payment received under an
                       accelerated death benefit endorsement should be fully
                       excludable from the gross income of the beneficiary, as
                       long as the beneficiary is the insured under the Policy.
                       However, the Policyowner should consult a qualified tax
                       adviser about the consequences of adding this Endorsement
                       to a Policy or requesting an accelerated death benefit
                       payment under this Endorsement.
--------------------------------------------------------------------------------
BENEFITS AT MATURITY   If the Insured is alive and the Policy is in force on the
                       Maturity Date, the Company will pay to the Policyowner
                       the Policy's Accumulated Value as of the end of the
                       Business Day coinciding with or immediately following the
                       Maturity Date, reduced by any outstanding Policy Debt.
                       (See "POLICY BENEFITS--Loan Benefits--REPAYMENT OF POLICY
                       DEBT.") Benefits at maturity may be paid in a lump sum or
                       under a payment option. The Maturity Date is Attained Age
                       115.
--------------------------------------------------------------------------------
PAYMENT OPTIONS        Death proceeds and Accumulated Value paid at maturity, or
                       upon surrender or partial withdrawal of a Policy, may be paid in whole or in part under a payment option. There are currently five payment options available. Payments may also be made under any new payment option available at the time proceeds become payable. In addition, proceeds may be paid in any other manner acceptable to the Company.

                       An option may be designated in the application or by notifying the Company in writing at its Administrative Office. During the life of the Insured, the Policyowner may select a payment option; in addition, during that time the Policyowner may change a previously selected option by sending written notice to the Company requesting the cancellation of the prior option and the designation of a new option. If the Policyowner has not chosen an option prior to the Insured's death, the Beneficiary may choose an option. The Beneficiary may change a payment option by sending a written request to the Company, provided that a prior option chosen by the Policyowner is not in effect.

                       If no option is chosen, the Company will pay the proceeds of the Policy in one sum. The Company will also pay the proceeds in one sum if, (i) the proceeds are less than $2,000; (ii) periodic payments would be less than $50; or
                       (iii) the payee is an assignee, estate, trustee, partnership, corporation or association.

                       Amounts paid under a payment option are paid pursuant to a payment contract and will not depend upon the investment performance of the Variable Account. Proceeds applied under a payment option earn interest at a rate guaranteed to be no less than 3.0% compounded yearly. The Company may be crediting higher interest rates on the effective date of the payment contract. The Company may, but is not obligated to, declare additional interest to be applied to such funds.

                       If a payee dies, any remaining payments will be paid to a contingent payee. At the death of the last payee, the commuted value of any remaining payments will be paid to the last payee's estate. A payee may not withdraw funds under a payment option unless the Company has agreed to such withdrawal in the payment contract. The Company reserves the right to defer a withdrawal for up to six months and to refuse to allow partial withdrawals of less than $250.

                       Payments under Options 2, 3, 4 or 5 will begin as of the date of the Insured's death, on surrender or on the Maturity Date. Payments under Option 1 will begin at the end of the first interest period after the date proceeds are otherwise payable.

                           OPTION 1--INTEREST INCOME. Periodic payments of interest earned from the proceeds will be paid. Payments can be annual, semi-annual, quarterly or monthly, as selected by the payee, and will begin at the end of the first period chosen. Proceeds left under this plan will earn interest at a rate determined by the Company, in no event less than 3.0% compounded yearly. The payee may withdraw all or part of the proceeds at any time.

                           OPTION 2--INCOME FOR A FIXED TERM. Periodic payments will be made for a fixed term not longer than 30 years. Payments can be annual, semi-annual, quarterly or monthly. Guaranteed amounts payable under the plan will earn interest at a rate determined by the Company, in no event less than 3.0% compounded yearly.

                           OPTION 3--LIFE INCOME WITH TERM CERTAIN. Equal periodic payments will be made for a guaranteed minimum period elected. If the payee lives longer than the minimum period, payments will continue for his or her life. The minimum period can be 0, 5, 10, 15 or 20 years. Guaranteed amounts payable under this plan will earn interest at a rate determined by the Company, in no event less than 3.0% compounded yearly.

                           OPTION 4--INCOME OF A FIXED AMOUNT. Equal periodic payments of a definite amount will be paid. Payments can be annual, semi-annual, quarterly or monthly. The amount paid each period must be at least $20 for each $1,000 of proceeds. Payments will continue until the proceeds are exhausted. The last payment will equal the amount of any unpaid proceeds. Unpaid proceeds will earn interest at a rate determined by the Company, in no event less than 3.0% compounded yearly.

                           OPTION 5--JOINT AND TWO-THIRDS SURVIVOR MONTHLY LIFE INCOME. Equal monthly payments will be made for as long as two payees live. The guaranteed amount payable under this plan will earn interest at a minimum rate of 3.0% compounded yearly. When one payee dies, payments of two-thirds of the original monthly payment will be made to the surviving payee. Payments will stop when the surviving payee dies.

                           ALTERNATE PAYMENT OPTION. In lieu of one of the above options, the accumulated value, net surrender value or death benefit, as applicable, may be settled under any other payment option made available by the Company or requested and agreed to by the Company.
--------------------------------------------------------------------------------
                   CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------
                       Charges will be deducted in connection with the Policy to compensate the Company for providing the insurance benefits set forth in the Policy and any additional benefits added by rider, for distributing and administering the Policy, for applicable taxes and for assuming certain risks in connection with the Policy. The nature and amount of these charges are described more fully below.
--------------------------------------------------------------------------------
PREMIUM EXPENSE CHARGE Prior to allocation of Net Premiums among the Subaccounts and the Declared Interest Option, premiums paid will be reduced by a premium expense charge. The premium less the premium expense charge equals the Net Premium.

                       The premium expense charge is 7.0% of each premium up to the Target Premium (or 2% for each premium over the Target Premium) and is intended to compensate the Company for expenses incurred in distributing the Policy, including agent sales commissions, the cost of printing prospectuses and sales literature, and advertising costs and to compensate for the amount the Company considers necessary to pay all taxes on premiums received by insurance companies imposed by various states and subdivisions thereof. Premium taxes charged by the various states currently range from 1% to 3%.

                       The premium expense charge in any Policy Year is not
                       necessarily related to actual distribution expenses in
                       that year. Instead, the Company expects to incur the
                       majority of distribution expenses in the early Policy
                       Years and to recover any deficiency over the life of the
                       Policy and from the Company's general assets, including
                       amounts derived from the mortality and expense risk
                       charge.
--------------------------------------------------------------------------------
MONTHLY DEDUCTION      Charges will be deducted monthly from the Accumulated
                       Value of each Policy ("monthly deduction") to compensate the Company for the cost of insurance coverage and any additional benefits added by rider (See "GENERAL
                       PROVISIONS-- Additional Insurance Benefits"), for underwriting and start-up expenses in connection with issuing a Policy and for certain administrative costs.
                       The monthly deduction will be deducted on the Policy Date and on each Monthly Deduction Day. (If the Monthly
                       Deduction Day falls on Thanksgiving, the Friday following
                       Thanksgiving or the weekend following Thanksgiving; or on the 27th or 28th day of February, 1999, the monthly deduction will be deducted on the preceding Business
                       Day.) It will be deducted from the Declared Interest
                       Option and each Subaccount in the same proportion that the Policy's Net Accumulated Value in the Declared
                       Interest Option and the Policy's Accumulated Value in each Subaccount bear to the total Net Accumulated Value of the Policy. For purposes of making deductions from the Declared Interest Option and the Subaccounts, Accumulated
                       Values will be determined as of the end of the Business
                       Day coinciding with or immediately following the Monthly
                       Deduction Day. (If the Monthly Deduction Day falls on
                       Thanksgiving, the Friday following Thanksgiving or the weekend following Thanksgiving; or on the 27th or 28th day of February, 1999, Accumulated Values will be determined as of the end of the preceding Business Day.)
                       Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself will vary in amount from month to month.

                       The monthly deduction will be made on the Business Day coinciding with or immediately following each Monthly Deduction Day and will equal:

                                (a) the cost of insurance for the Policy; plus

                                (b) the cost of any optional insurance benefits
                                    added by rider; plus

                                (c) the monthly policy expense charge.

                       During the first twelve Policy Months and during the twelve Policy Months immediately following an increase in Specified Amount, the monthly deduction will include a first year monthly administrative charge.

                       COST OF INSURANCE. This charge is designed to compensate the Company for the anticipated cost of paying death proceeds to Beneficiaries of those Insureds who die prior to the Maturity Date. The cost of insurance is determined on a monthly basis, and is determined separately for the initial Specified Amount and for any subsequent increases in Specified Amount. The Company will determine the monthly cost of insurance charge by dividing the applicable cost of insurance rate, or rates, by 1,000 and multiplying the result by the net amount at risk for each Policy Month.

                       NET AMOUNT AT RISK. Under Option A the net amount at risk for a Policy Month is equal to (a) divided by (b), and under Option B the net amount at risk for a Policy Month is equal to (a) divided by (b), minus (c), where:

                                (a) is the Specified Amount;

                                (b) is 1.0032737;(1) and

                                (c) is the Accumulated Value.

                       The Specified Amount and the Accumulated Value will be determined as of the end of the Business Day coinciding with or immediately following the Monthly Deduction Day.

                       The net amount at risk is determined separately for the initial Specified Amount and any increases in Specified Amount. In determining the net amount at risk for each Specified Amount, the Accumulated Value will be first considered a part of the initial Specified Amount. If the Accumulated Value exceeds the initial Specified Amount, it will be considered to be a part of any increase in the Specified Amount in the same order as the increases occurred.

                        COST OF INSURANCE RATE. The cost of insurance rate for the initial Specified Amount will be based on the
                       Insured's sex, premium class and Attained Age. For any increase in Specified Amount, the cost of insurance rate will be based on the Insured's sex, premium class and age at last birthday on the effective date of the increase. Actual cost of insurance rates may change and will be determined by the Company based on its expectations as to future mortality experience. However, the actual cost of insurance rates will never be greater than the guaranteed maximum cost of insurance rates set forth in the Policy. These guaranteed rates are based on the 1980 Commissioners' Standard Ordinary Non-Smoker and Smoker Mortality Table. Current cost of insurance rates are generally less than the guaranteed maximum rates. Any change in the cost of insurance rates will apply to all persons of the same age, sex and premium class whose Policies have been in force the same length of time.

                       The cost of insurance rates generally increase as the Insured's Attained Age increases. The premium class of an Insured also will affect the cost of insurance rate. The Company currently places Insureds into a standard premium class or into premium classes involving a higher mortality risk. In an otherwise identical Policy, Insureds in the standard premium class will have a lower cost of insurance rate than those in premium classes involving higher mortality risk. The standard premium class is also divided into two categories: tobacco and non-tobacco. (The Company may offer preferred classes in addition to the standard tobacco and non-tobacco classes.) Non-tobacco-using Insureds will generally have a lower cost of insurance rate than similarly situated Insureds who use tobacco, and preferred Insureds will generally have a lower cost of insurance rate than similarly situated standard Insureds.

                       The cost of insurance rate is determined separately for the initial Specified Amount and for the amount of any increase in Specified Amount. In calculating the cost of insurance charge, the rate for the premium class on the Policy Date will be applied to the net amount at risk for the initial Specified Amount; for each increase in Specified Amount, the rate for the premium class applicable to the increase will be used. However, if the death benefit is calculated as the Cash Value times the specified amount factor, the rate for the premium class for the most recent increase that required evidence of insurability will be used for the amount of death benefit in excess of the total Specified Amount.

                       ADDITIONAL INSURANCE BENEFITS. The monthly deduction will include charges for any additional benefits provided by rider. (See "GENERAL PROVISIONS--Additional Insurance Benefits.")

--------------
(1)Dividing by 1.0032737 reduces the net amount at risk, solely for the purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4.0%.

                       MONTHLY POLICY EXPENSE CHARGE. The Company has primary responsibility for the administration of the Policy and the Variable Account. Policy expenses include premium billing and collection, recordkeeping, processing death benefit claims, cash withdrawals, surrenders and Policy changes, and reporting and overhead costs. As reimbursement for policy expenses related to the maintenance of each Policy and the Variable Account, the Company assesses a monthly policy expense charge against each Policy. This charge currently is $5.00 per Policy Month and is guaranteed not to exceed $7 per Policy Month.

                       FIRST YEAR MONTHLY ADMINISTRATIVE CHARGE. Monthly administrative charges will be deducted from Accumulated Value as part of the monthly deduction during the first twelve Policy Months and during the twelve Policy Months immediately following an increase in Specified Amount. The charge will compensate the Company for first year underwriting, processing and start-up expenses incurred in connection with the Policy and the Variable Account. These expenses include the cost of processing applications, conducting medical examinations, determining insurability and the Insured's premium class, and establishing policy records. The first year monthly administrative charge currently is $0.05 per $1,000 of Specified Amount, or increase in Specified Amount and is guaranteed not to exceed $0.07 per $1,000 of Specified Amount.

                       FIRST YEAR MONTHLY EXPENSE CHARGE. A monthly expense
                       charge will be deducted from Accumulated Value as part of
                       the monthly deduction during the first twelve Policy
                       Months. This charge currently is $5 per Policy Month and
                       is guaranteed not to exceed $7 per Policy Month.
--------------------------------------------------------------------------------
TRANSFER CHARGE        A transfer charge of $25 may be imposed for the second
                       and each subsequent transfer during a Policy Year to compensate the Company for the costs in effectuating the transfer. The transfer charge, unless paid in cash, will be deducted from the amount transferred. Once a Policy is issued, the amount of this charge is guaranteed for the life of the Policy. The transfer charge will not be imposed on transfers that occur as a result of Policy
                       Loans, the exercise of the special transfer privilege or the initial allocation of Accumulated Value among the Subaccounts and the Declared Interest Option following acceptance of the Policy by the Policyowner.

                       Currently there is no charge for changing the net premium
                       allocation instructions.
--------------------------------------------------------------------------------
PARTIAL WITHDRAWAL FEE Upon partial withdrawal of a Policy, a fee equal to the lesser of $25 or 2% of the amount withdrawn will be
                       assessed to compensate the Company for costs incurred in
                       accomplishing the withdrawal. The fee will be deducted
                       from Accumulated Value.
--------------------------------------------------------------------------------
SURRENDER CHARGE       At the time of surrender, a Surrender Charge will apply
                       during the first ten Policy Years, as well as during the first ten years following an increase in Specified
                       Amount. The Surrender Charge is an amount per $1,000 of Specified Amount, declining to $0 in the eleventh year.
                       The Surrender Charge varies by age, sex, underwriting category and Policy Year. The Surrender Charge is level within each Policy Year. (See "Appendix C--Maximum
                       Surrender Charges.") At the time of a requested decrease in Specified Amount, the full original Surrender Charge stays in place. For issue ages below 76, the Surrender
                       Charge may be waived after the first Policy Year if the insured is terminally ill or stays in a qualified nursing care center for 90 days.

                       At the time of a partial withdrawal, no Surrender Charge applies.
--------------------------------------------------------------------------------
VARIABLE ACCOUNT CHARGES
                       MORTALITY AND EXPENSE RISK CHARGE. The Company deducts a daily mortality and expense risk charge from each Subaccount at an effective annual rate of 0.90% of the average daily net assets of the Subaccounts and is guaranteed not to exceed 1.05% of the average daily net assets of the Subaccounts.

                       The mortality risk assumed by the Company is that Insureds may die sooner than anticipated and therefore, the Company may pay an aggregate amount of life insurance proceeds greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges assessed against the Policies.

                       FEDERAL TAXES. Currently no charge is made to the Variable Account for federal income taxes that may be attributable to the Variable Account. The Company may, however, make such a charge in the future. Charges for other taxes, if any, attributable to the Account may also be made. (See "FEDERAL TAX MATTERS--Taxation of the Company.")

                       INVESTMENT OPTION EXPENSES. The value of net assets of
                       the Variable Account will reflect the investment advisory
                       fee and other expenses incurred by each Investment
                       Option. The investment advisory fee and other expenses
                       applicable to each Investment Option are listed in the
                       "SUMMARY OF THE POLICY" and described in the prospectus
                       for each Fund's Investment Option.
--------------------------------------------------------------------------------
                   THE DECLARED INTEREST OPTION
--------------------------------------------------------------------------------
                       Policyowners may allocate Net Premiums and transfer
                       Accumulated Value to the Declared Interest Option.
                       BECAUSE OF EXEMPTIVE AND EXCLUSIONARY PROVISIONS,
                       INTERESTS IN THE DECLARED INTEREST OPTION HAVE NOT BEEN
                       REGISTERED UNDER THE SECURITIES ACT OF 1933 AND THE
                       DECLARED INTEREST OPTION HAS NOT BEEN REGISTERED AS AN
                       INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF
                       1940. ACCORDINGLY, NEITHER THE DECLARED INTEREST OPTION
                       NOR ANY INTERESTS THEREIN ARE SUBJECT TO THE PROVISIONS
                       OF THESE ACTS AND, AS A RESULT, THE STAFF OF THE
                       SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE
                       DISCLOSURES IN THIS PROSPECTUS RELATING TO THE DECLARED
                       INTEREST OPTION. DISCLOSURES REGARDING THE DECLARED
                       INTEREST OPTION MAY, HOWEVER, BE SUBJECT TO CERTAIN
                       GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES
                       LAWS RELATING TO THE ACCURACY AND COMPLETENESS OF
                       STATEMENTS MADE IN PROSPECTUSES.
--------------------------------------------------------------------------------
GENERAL DESCRIPTION    The Declared Interest Option is supported by the General
                       Account. The General Account consists of all assets owned by the Company other than those in the Variable Account and other separate accounts. Subject to applicable law, the Company has sole discretion over the investment of the assets of the General Account.

                       A Policyowner may elect to allocate Net Premiums to the
                       Declared Interest Option, the Variable Account, or both.
                       The Policyowner may also transfer Accumulated Value from
                       the Subaccounts to the Declared Interest Option, or from
                       the Declared Interest Option to the Subaccounts. The
                       allocation or transfer of funds to the Declared Interest
                       Option does not entitle a Policyowner to share in the
                       investment experience of the General Account. Instead,
                       the Company guarantees that Accumulated Value in the
                       Declared Interest Option will accrue interest at an
                       effective annual rate of at least 4.0%, independent of
                       the actual investment experience of the General Account.
--------------------------------------------------------------------------------
THE POLICY             This Prospectus describes a flexible premium variable
                       life insurance policy. This Prospectus is generally
                       intended to serve as a disclosure document for the
                       aspects of the Policy involving the Variable Account. For
                       complete details regarding the Declared Interest Option,
                       see the Policy itself.
--------------------------------------------------------------------------------
DECLARED INTEREST OPTION ACCUMULATED VALUE
                       Net premiums allocated to the Declared Interest Option are credited to the Policy. The Company bears the full investment risk for these amounts. The Company guarantees that interest credited to each Policyowner's Accumulated
                       Value in the Declared Interest Option will not be less than an effective annual rate of 4.0%. The Company may, in its sole discretion, credit a higher rate of interest, although it is not obligated to credit interest in excess of 4.0% per year, and might not do so. Any interest credited on the Policy's Accumulated Value in the Declared Interest Option in excess of the guaranteed rate of 4.0% per year will be determined in the sole discretion of the Company and may be changed at any time by the Company, in its sole discretion. The Policyowner assumes the risk that the interest credited may not exceed the guaranteed minimum rate of 4.0% per year. The interest credited to the Policy's Accumulated Value in the Declared Interest Option that equals Policy Debt may be greater than 4.0%, but will in no event be greater than the current effective loan interest rate minus no more than 3.0%. From time to time, the Company may allow, by Company practice, a loan spread of 0% on the gain in a Policy in effect a minimum of ten years. The
                       Accumulated Value in the Declared Interest Option will be calculated no less frequently than each Monthly Deduction
                       Day.

                       The Company guarantees that, at any time prior to the Maturity Date, the Accumulated Value in the Declared Interest Option will not be less than the amount of the Net Premiums allocated or Accumulated Value transferred to the Declared Interest Option, plus interest at the rate of 4.0% per year, plus any excess interest which the Company credits, less the sum of all policy charges allocable to the Declared Interest Option and any amounts deducted from the Declared Interest Option in connection with partial withdrawals or transfers to the Variable Account.
--------------------------------------------------------------------------------
TRANSFERS, PARTIAL WITHDRAWALS, SURRENDERS AND POLICY LOANS
                       Amounts may be transferred between the Subaccounts and the Declared Interest Option. A transfer charge of $25 may be imposed in connection with the transfer unless such transfer is the first transfer requested by the Policyowner during such Policy Year. Unless paid in cash, the transfer charge will be deducted from the amount transferred. A Policyowner may make only one transfer between the Variable Account and the Declared Interest Option in each Policy Year. No more than 50% of the Net Accumulated Value in the Declared Interest Option may be transferred from the Declared Interest Option unless the balance in the Declared Interest Option immediately after the transfer will be less than $1,000. If the balance in the Declared Interest Option after a transfer would be less than $1,000, the full Net Accumulated Value in the Declared Interest Option may be transferred. A Policyowner may also make partial withdrawals, surrenders and obtain Policy Loans from the Declared Interest Option at any time prior to the Policy's Maturity Date.

                       Transfers, partial withdrawals and surrenders from, and
                       payments of Policy Loans allocated to, the Declared
                       Interest Option may be delayed for up to six months.
--------------------------------------------------------------------------------
                   GENERAL PROVISIONS
--------------------------------------------------------------------------------
THE CONTRACT           The Policy is issued in consideration of the statements
                       in the application and the payment of the initial
                       premium. The Policy, the application, and any
                       supplemental applications and endorsements make up the
                       entire contract. In the absence of fraud, the statements
                       made in an application or supplemental application will
                       be treated as representations and not as warranties. No
                       statement will void the Policy or be used in defense of a
                       claim unless contained in the application or any
                       supplemental application.
--------------------------------------------------------------------------------
INCONTESTABILITY       The Policy is incontestable, except for fraudulent
                       statements made in the application or supplemental
                       applications, after it has been in force during the
                       lifetime of the Insured for two years from the Policy
                       Date or date of reinstatement. Any increase in Specified
                       Amount will be incontestable only after it has been in
                       force during the lifetime of the Insured for two years
                       from the effective date of the increase.
--------------------------------------------------------------------------------
CHANGE OF PROVISIONS   The Company reserves the right to change the Policy, in
                       the event of future changes in the federal tax law, to the extent required to maintain the Policy's qualification as life insurance under federal tax law.

                       Except as provided in the foregoing paragraph, no one can
                       change any part of the Policy except the Policyowner and
                       the President, a Vice President, the Secretary, an
                       Assistant Secretary or a designated officer of the
                       Company. Both must agree to any change and such change
                       must be in writing. No agent may change the Policy or
                       waive any of its provisions.
--------------------------------------------------------------------------------
MISSTATEMENT OF AGE OR SEX
                       If the Insured's age or sex was misstated in the
                       application, each benefit and any amount to be paid under
                       the Policy will be adjusted to reflect the correct age
                       and sex.
--------------------------------------------------------------------------------
SUICIDE EXCLUSION      If the Policy is in force and the Insured commits
                       suicide, while sane or insane, within one year from the
                       Policy Date, life insurance proceeds payable under the
                       Policy will be limited to all premiums paid, reduced by
                       any outstanding Policy Debt and any partial withdrawals,
                       and increased by any unearned loan interest. If the
                       Policy is in force and
                       the Insured commits suicide, while sane or insane, within
                       one year from the effective date of any increase in
                       Specified Amount, any increase in the death benefit
                       resulting from the requested increase in specified amount
                       will not be paid. Instead, the Company will refund to the
                       Policyowner an amount equal to the total cost of
                       insurance applied to the increase.
--------------------------------------------------------------------------------
ANNUAL REPORT          At least once each year, an annual report will be sent to
                       each Policyowner. The report will show the current death
                       benefit, the Accumulated Value in each Subaccount and in
                       the Declared Interest Option, outstanding Policy Debt and
                       premiums paid, partial withdrawals made and charges
                       assessed since the last report. The report will also
                       include any other information required by state law or
                       regulation. Further, the Company will send the
                       Policyowner the reports required by the Investment
                       Company Act of 1940.
--------------------------------------------------------------------------------
NON-PARTICIPATION      The Policy does not participate in the Company's profits
                       or surplus earnings. No dividends are payable.
--------------------------------------------------------------------------------
OWNERSHIP OF ASSETS    The Company shall have the exclusive and absolute
                       ownership and control over assets, including the assets
                       of the Variable Account.
--------------------------------------------------------------------------------
WRITTEN NOTICE         Any written notice should be sent to the Company at its
                       Administrative Office. The notice should include the
                       policy number and the Insured's full name. Any notice
                       sent by the Company to a Policyowner will be sent to the
                       address shown in the application unless an appropriate
                       address change form has been filed with the Company.
--------------------------------------------------------------------------------
POSTPONEMENT OF PAYMENTS
                       The Company will usually mail the proceeds of complete surrenders, partial withdrawals and Policy Loans within seven days after the Policyowner's signed request is received at the Administrative Office. The Company will usually mail death proceeds within seven days after receipt of Due Proof of Death and maturity benefits within seven days of the Maturity Date. However, payment of any amount upon surrender or partial withdrawal, payment of any Policy Loan, and payment of death proceeds or benefits at maturity may be postponed whenever:

                                a) the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission;

                                b) the Securities and Exchange Commission by order permits postponement for the protection of Policyowners; or

                                c) an emergency exists, as determined by the Securities and Exchange Commission, as a result of which disposal of the securities is not reasonably practicable or it is not reasonably practicable to determine the value of the net assets of the Variable Account.

                       Transfers may also be postponed under these circumstances.

                       Payments under the Policy which are derived from any amount paid to the Company by check or draft may be postponed until such time as the Company is satisfied that the check or draft has cleared the bank upon which it is drawn.
--------------------------------------------------------------------------------
CONTINUANCE OF INSURANCE
                       The insurance under a Policy will continue until the earlier of:

                                a) the end of the Grace Period following the Monthly Deduction Day on which the Net Accumulated Value during the first three Policy Years, or Net Surrender Value after three Policy Years, is less than the monthly deduction for the following Policy Month;

                                b)  the date the Policyowner surrenders the
                                    Policy for its entire Net Accumulated Value;

                                c)  the death of the Insured; or

                                d)  the Maturity Date.

                       Any rider to a Policy will terminate on the date specified in the rider.

--------------------------------------------------------------------------------
OWNERSHIP              The Policy belongs to the Policyowner. The original
                       Policyowner is the person named as owner in the application. Ownership of the Policy may change according to the ownership option selected as part of the original application or by a subsequent endorsement to the Policy.
                       During the Insured's lifetime, all rights granted by the Policy belong to the Policyowner, except as otherwise provided for in the Policy.

                       Special ownership rules may apply if the Insured is under legal age (as defined by state law in the state in which the Policy is delivered) on the Policy Date.

                       The Policyowner may assign the Policy as collateral
                       security. The Company assumes no responsibility for the
                       validity or effect of any collateral assignment of the
                       Policy. No assignment will bind the Company unless in
                       writing and until received by the Company at its
                       Administrative Office. The assignment is subject to any
                       payment or action taken by the Company before it received
                       the assignment at the Administrative Office.
--------------------------------------------------------------------------------
THE BENEFICIARY        The primary Beneficiaries and contingent Beneficiaries
                       are designated by the Policyowner in the application. If changed, the primary Beneficiary or contingent
                       Beneficiary is as shown in the latest change filed with the Company. One or more primary or contingent
                       Beneficiaries may be named in the application. In such case, the proceeds will be paid in equal shares to the survivors in the appropriate beneficiary class, unless requested otherwise by the Policyowner.

                       Unless a payment option is chosen, the proceeds payable at the Insured's death will be paid in a lump sum to the primary Beneficiary. If the primary Beneficiary dies before the Insured, the proceeds will be paid to the contingent Beneficiary. If no Beneficiary survives the Insured, the proceeds will be paid to the Policyowner or the Policyowner's estate.
--------------------------------------------------------------------------------
CHANGING THE POLICYOWNER OR BENEFICIARY
                       During the Insured's life, the Policyowner and the Beneficiary may be changed. To make a change, written request must be sent to the Company at its Administrative Office. The request and the change must be in a form satisfactory to the Company and must actually be received and recorded by the Company. The change will take effect as of the date the request is signed by the Policyowner. The change will be subject to any payment made before the change is recorded by the Company. The Company may require return of the Policy for endorsement.
--------------------------------------------------------------------------------
ADDITIONAL INSURANCE
BENEFITS Subject to certain requirements, one or more of the following additional insurance benefits may be added to a Policy by rider: (i) Cost of Living Increase; (ii) Waiver of Charges; (iii) Other Adult Universal Life Insurance;
                       (iv) Children's Term Insurance and (v) Guaranteed Insurability Option. The cost of any additional insurance benefits will be deducted as part of the monthly deduction. (See "CHARGES AND DEDUCTIONS--Monthly Deduction.") Detailed information concerning available riders may be obtained from the agent selling the Policy.
--------------------------------------------------------------------------------
                   DISTRIBUTION OF THE POLICIES
--------------------------------------------------------------------------------
                       The Policies will be sold by individuals who in addition to being licensed as life insurance agents for the Company, are registered representatives of broker-dealers who have entered into written selling agreements with American Equity Capital, Inc., the principal underwriter of the Policies. American Equity Capital, Inc. is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1933 as a broker-dealer and is a member of the National Association of Securities Dealers. American Equity Capital, Inc. is engaged in the sale and distribution or other variable life policies.

                       The maximum sales commission payable to broker-dealers
                       will be 115% of premiums up to the first-year Target
                       Premium and 3% of excess premium in the first year and
                       renewal premiums. These commissions (and other
                       distribution expenses, such as production incentive
                       bonuses, agent's insurance and pensions benefits, agency
                       management compensation and bonuses and expense
                       allowances) are paid by the Company. They do not result
                       in any additional charges against the Policy that are not
                       described above under "CHARGES AND DEDUCTIONS."
--------------------------------------------------------------------------------
                   FEDERAL TAX MATTERS
--------------------------------------------------------------------------------
INTRODUCTION           The following discussion is general and is not intended
                       as tax advice. Any person concerned about these tax
                       considerations should consult a competent tax adviser.
                       This discussion is based on the Company's understanding
                       of the present federal income tax laws as they are
                       currently interpreted by the Internal Revenue Service. No
                       representation is made as to the likelihood of
                       continuation of these current laws and interpretations,
                       and various changes have been proposed that would alter
                       these laws in ways that would have significant adverse
                       impacts. It should be further understood that the
                       following discussion is not exhaustive and does not
                       purport to be complete or to cover all situations and
                       that special rules not described in this Prospectus may
                       be applicable in certain situations. Moreover, no attempt
                       has been made to consider any applicable state or other
                       tax laws.
--------------------------------------------------------------------------------
TAX STATUS OF THE POLICY
                       Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code") includes a definition of a life insurance contract for federal tax purposes. The
                       Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations interpreting and implementing section 7702 and has issued proposed regulations on certain aspects of section 7702. If a Policy were determined not to be a life insurance contract for purposes of section 7702, such Policy would not provide most of the tax advantages normally provided by a life insurance policy.

                       With respect to a Policy issued exclusively on the basis of a standard premium class, while there is some uncertainty due to the limited guidance on section 7702, the Company believes that in light of the proposed regulations such a Policy should meet the section 7702 definition of a life insurance contract. However, with respect to a Policy issued in whole or in part on a substandard basis (i.e., a premium class involving higher than standard mortality risk), it is not clear whether or not such a Policy would satisfy section 7702, particularly if the Policyowner pays the full amount of premiums permitted under the Policy. If it is subsequently determined that a Policy does not satisfy section 7702, the Company will take whatever steps are appropriate and necessary to attempt to cause such a Policy to comply with section 7702, including possibly refunding any premiums paid that exceed the limitations allowable under section 7702 (together with interest or other earnings on any such premiums refunded as required by law). For these reasons, the Company reserves the right to modify the Policy as necessary to attempt to qualify it as a life insurance contract under section 7702.

                       Section 817(h) of the Code authorizes the Treasury to set standards by regulation or otherwise for the investments of the Account to be "adequately diversified" in order for the Policy to be treated as a life insurance contract for federal tax purposes. The Variable Account, through each Fund, intends to comply with the diversification requirements prescribed in Regulations section 1.817-5, which affect how each Fund's assets may be invested. Although the investment adviser of EquiTrust Variable Insurance Series Fund is an affiliate of the Company, the Company does not have control over the Fund or its investments. Nonetheless, the Company believes that each Investment Option in which the Variable Account owns shares will be operated in compliance with the requirements prescribed by the Treasury.

                       In certain circumstances, owners of variable life insurance contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includable in the variable contract owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (I.E., the Policyowner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets."

                       The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. For example, a Policyowner has additional flexibility in allocating premium payments and policy values. These differences could result in a Policyowner being treated as the owner of a pro rata portion of the assets of the Variable Account. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Policy as necessary to attempt to prevent a Policyowner from being considered the owner of a pro rata share of the assets of the Variable Account.

                       The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.
--------------------------------------------------------------------------------
TAX TREATMENT OF POLICY BENEFITS
                       IN GENERAL. The Company believes that the proceeds and cash value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for federal income tax purposes. Thus, the death benefit under the Policy should be excludable from the gross income of the Beneficiary under section 101(a)(l) of the Code.

                       A change in a Policy's Specified Amount, the payment of an unscheduled premium, a Policy loan, a partial withdrawal, a surrender, a lapse with outstanding indebtedness, a change in death benefit options, the exchange of a Policy for a fixed-benefit policy (see "THE POLICY--Special Transfer Privilege") and the assignment of a Policy or the exercise of the right to change Policyowners (see "GENERAL PROVISIONS-- Changing the Policyowner or Beneficiary") may have tax consequences depending upon the circumstances. In addition, federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend upon the circumstances of each Policyowner or Beneficiary. A competent tax adviser should be consulted for further information.

                       Pursuant to the recently enacted Health Insurance Portability and Accountability Act of 1996, the Company believes that for federal income tax purposes, an accelerated death benefit payment received under an accelerated death benefit endorsement should be fully excludable from the gross income of the beneficiary, as long as the beneficiary is the insured under the Policy. However, the Policyowner should consult a qualified tax adviser about the consequences of adding this Endorsement to a Policy or requesting an accelerated death benefit payment under this Endorsement.

                       The Company further believes that an exchange of a fixed-benefit policy issued by the Company for a Policy as provided under "THE POLICY--Exchange Privilege" generally should be treated as a non-taxable exchange of life insurance policies within the meaning of section 1035 of the Code. However, in certain circumstances, the exchanging owner may receive a cash distribution that might have to be recognized as income to the extent there was gain in the fixed-benefit policy. Moreover, to the extent a fixed-benefit policy with an outstanding loan is exchanged for an unencumbered Policy, the exchanging owner could recognize income at the time of the exchange up to the amount of such loan (including any due and unpaid interest on such loan). An exchanging owner should consult a tax adviser as to whether an exchange of a fixed-benefit policy for the Policy will have tax consequences to such owner.

                       The Policies may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if it is contemplated that a Policy may be used in any arrangement the value of which depends in part on its tax consequences, a qualified tax adviser should be consulted regarding the tax attributes of the particular arrangement.

                       Generally, the Policyowner will not be deemed to be in constructive receipt of the cash value, including increments thereof, under the Policy until there is a distribution. The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a "modified endowment contract."

                       Whether a Policy is or is not a modified endowment contract, upon a complete surrender or lapse of a Policy, or when benefits are paid at such Policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

                       MODIFIED ENDOWMENT CONTRACTS. A Policy may be treated as a modified endowment contract depending upon the amount of premiums paid in relation to the death benefit provided under such Policy. The premium limitation rules for determining whether a Policy is a modified endowment contract are extremely complex. In general, however, a Policy will be a modified endowment contract if the accumulated premiums paid at any time during the first seven policy years exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. In addition, if a Policy is "materially changed," it may cause such Policy to be treated as a modified endowment contract. The material change rules for determining whether a Policy is a modified endowment contract are also extremely complex. In general, however, the determination whether a Policy will be a modified endowment contract after a material change generally depends upon the relationship among the death benefit at the time of such change, the cash value at the time of such change and the additional premiums paid in the seven policy years starting with the date on which the material change occurs.

                       Due to the Policy's flexibility, classification of a Policy as a modified endowment contract will depend upon the circumstances of each Policy. Accordingly, a prospective Policyowner should contact a competent tax adviser before purchasing a Policy to determine the circumstances under which the Policy would be a modified endowment contract. In addition, a Policyowner should contact a competent tax adviser before paying any unscheduled premiums or changing the planned premium schedule or making any other change to, including an exchange of, a Policy to determine whether such premium or change would cause the Policy (or the new Policy in the case of an exchange) to be treated as a modified endowment contract.

                       DISTRIBUTIONS FROM POLICIES CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS. Policies classified as modified endowment contracts are subject to the following tax rules: First, all distributions, including distributions upon surrender and benefits paid at maturity, from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the cash value immediately before the distribution over the investment in the Policy (described below) at such time. Second, loans taken from, or secured by, such a Policy are treated as distributions from such a Policy and taxed accordingly. In this regard, the Internal Revenue Service could take the position that capitalized interest on such loans are to be treated as a taxable distribution. Third, a 10 percent additional tax is imposed on the portion of any distribution from, or loan taken from or secured by, such a Policy that is included in income except where the distribution or loan is made on or after the Policyowner attains age 59 1/2, is attributable to the Policyowner's becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policyowner or the joint lives (or joint life expectancies) of the Policyowner and the Policyowner's Beneficiary.

                       If a Policy becomes a modified endowment contract after it is issued, distributions made during the policy year in which it becomes a modified endowment contract, distributions in any subsequent policy year and distributions within two years before the Policy becomes a modified endowment contract will be subject to the tax treatment described above. This means that a distribution from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

                       DISTRIBUTIONS FROM POLICIES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS. Distributions from a Policy that is not classified as a modified endowment contract are generally treated as first recovering the investment in the policy (described below) and then, only after the return of all such investment in the policy, as distributing taxable income. An exception to this general rule occurs in the case of a partial withdrawal, a decrease in the Specified Amount, or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the Policyowner in order for the Policy to continue complying with the section 7702 definitional limits. In that case, such distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in section 7702.

                       Loans from, or secured by, a Policy that is not a modified endowment contract are not treated as distributions. Instead, such loans are treated as indebtedness of the Policyowner.

                       Finally, neither distributions (including distributions upon surrender or lapse) nor loans from, or secured by, a Policy that is not a modified endowment contract are subject to the 10 percent additional tax.

                       POLICY LOAN INTEREST. Interest paid on any loan under a Policy may not be deductible. Therefore, a Policyowner should consult a competent tax adviser before deducting any Policy loan interest.

                       INVESTMENT IN THE POLICY. Investment in the policy means
                       (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus (ii) the aggregate amount received under the Policy which is excluded from the gross income of the Policyowner (except that the amount of any loan from, or secured by, a Policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus
                       (iii) the amount of any loan from, or secured by, a Policy that is a modified endowment contract to the extent that such amount is included in the gross income of the Policyowner.

                       MULTIPLE POLICIES. All modified endowment contracts that
                       are issued by the Company (or its affiliates) to the same
                       Policyowner during any calendar year are treated as one
                       modified endowment contract for purposes of determining
                       the amount includable in gross income under section
                       72(e).
--------------------------------------------------------------------------------
TAXATION OF THE COMPANYAt the present time, the Company makes no charge to the
                       Variable Account, or to the Policy for any Federal, state
                       or local taxes (other than state premium taxes) that it
                       incurs that may be attributable to such Account or to the
                       Policies. The Company, however, reserves the right in the
                       future to make a charge for any such tax or other
                       economic burden resulting from the application of the tax
                       laws that it determines to be properly attributable to
                       the Variable Account or to the Policies.
--------------------------------------------------------------------------------
EMPLOYMENT-RELATED BENEFIT PLANS
                       The Supreme Court held in ARIZONA GOVERNING COMMITTEE V.
                       NORRIS that optional annuity benefits provided under an
                       employer's deferred compensation plan could not, under
                       Title VII of the Civil Rights Act of 1964, vary between
                       men and women on the basis of sex. In addition,
                       legislative, regulatory or decisional authority of some
                       states may prohibit use of sex-distinct mortality tables
                       under certain circumstances. The Policy described in this
                       Prospectus contains guaranteed cost of insurance rates
                       and guaranteed purchase rates for certain payment options
                       that distinguish between men and women. Accordingly,
                       employers and employee organizations should consider, in
                       consultation with legal counsel, the impact of NORRIS,
                       and Title VII generally, on any employment-related
                       insurance or benefit program for which a Policy may be
                       purchased.
--------------------------------------------------------------------------------
                   ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
SAFEKEEPING OF THE VARIABLE ACCOUNT'S ASSETS
                       The Company holds the assets of the Variable Account. The
                       assets are kept physically segregated and held separate
                       and apart from the General Account. The Company maintains
                       records of all purchases and redemptions of shares by
                       each Investment Option for each corresponding Subaccount.
                       Additional protection for the assets of the Variable
                       Account is afforded by a blanket fidelity bond issued by
                       TransAmerica in the amount of $2,500,000 covering all the
                       officers and employees of the Company.
--------------------------------------------------------------------------------
VOTING RIGHTS          To the extent required by law, the Company will vote the
                       Fund shares held in the Variable Account at regular and special shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. If, however, the Investment Company Act of 1940 or any regulation thereunder should be amended or if the present interpretation thereof should change, and, as a result, the Company determines that it is permitted to vote the Fund shares in its own right, it may elect to do so.

                       The number of votes which a Policyowner has the right to instruct are calculated separately for each Subaccount and are determined by dividing a Policy's Accumulated Value in a Subaccount by the net asset value per share of the corresponding Investment Option in which the Subaccount invests. Fractional shares will be counted. The number of votes of the Investment Option which the Policyowner has the right to instruct will be determined as of the date coincident with the date established by that Investment Option for determining shareholders eligible to vote at such meeting of the Fund. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by each Fund. Each person having a voting interest in a Subaccount will receive proxy materials, reports and other materials relating to the appropriate Investment Option.

                       The Company will vote Fund shares attributable to Policies as to which no timely instructions are received (as well as any Fund shares held in the Variable Account which are not attributable to Policies) in proportion to the voting instructions which are received with respect to all Policies participating in each Investment Option. Voting instructions to abstain on any item to be voted upon will be applied on a PRO RATA basis to reduce the votes eligible to be cast on a matter.

                       Fund shares may also be held by separate accounts of other affiliated and unaffiliated insurance companies. The Company expects that those shares will be voted in accordance with instructions of the owners of insurance policies and contracts issued by those other insurance companies. Voting instructions given by owners of other insurance policies will dilute the effect of voting instructions of Policyowners.

                       DISREGARD OF VOTING INSTRUCTIONS. The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objective of an Investment Option or to approve or disapprove an investment advisory contract for an Investment Option. In addition, the Company itself may disregard voting instructions in favor of changes initiated by a Policyowner in the investment policy or the investment adviser of an Investment Option if the Company reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or the Company determined that the change would have an adverse effect on the General Account in that the proposed investment policy for an Investment Option may result in overly speculative or unsound investments. In the event the Company does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Policyowners.
--------------------------------------------------------------------------------
STATE REGULATION AND OWNERSHIP OF THE COMPANY
                       The Company, a stock life insurance company organized under the laws of Iowa, is subject to regulation by the Iowa Insurance Department. An annual statement is filed with the Iowa Insurance Department on or before March lst of each year covering the operations and reporting on the financial condition of the Company as of December 31st of the preceding year. Periodically, the Iowa Insurance Department examines the liabilities and reserves of the Company and the Variable Account and certifies their adequacy, and a full examination of operations is conducted periodically by the National Association of Insurance Commissioners.

                       In addition, the Company is subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance department of any other state applies the laws of the state of domicile in determining permissible investments.

                       One hundred percent of the outstanding Common Stock, par value $1 per share, of the Company is owned by American Equity Investment Life Holding Company (the "Holding Company"). As of January 15, 1998, the following persons and entities beneficially own the following specified percentages of the Common Stock, par value $1 per share, of the Holding Company: David J. Noble, President and Director of the Company -- 22.3%; Farm Bureau Life Insurance Company -- 20%; Conseco, Inc., through its wholly-owned subsidiaries -- 9.4%. Additionally, 15.4% of the outstanding Common Stock is held in a voting trust under which David J. Noble, Debra J. Richardson and David
                       S. Mulcahy, Trustees, have legal title and voting control and Farm Bureau Life Insurance Company beneficially owns all of the economic value. The Holding Company develops, markets, issues and administers annuity contracts and life insurance policies through the Company. The principal offices of the Company and Holding Company are at 5000 Westown Parkway, Suite 440, West Des Moines, Iowa 50266.

--------------------------------------------------------------------------------
OFFICERS AND DIRECTORS OF
AMERICAN EQUITY
INVESTMENT LIFE
INSURANCE COMPANY

NAME AND POSITION                              PRINCIPAL OCCUPATION
WITH THE COMPANY*                              LAST FIVE YEARS**
---------------------------------------------  --------------------------------------------------
David J. Noble President, President and        Chairman, President and Director, American Equity
  Director                                     Investment Life Holding Company; Chairman,
                                               President & CEO, The Statesman Group, Inc.; Vice
                                               Chairman and Director, American Life & Casualty
                                               Insurance Company
James M. Gerlach, Executive Vice President,    Executive Vice President and Director, American
  Chief Marketing Officer and Director         Equity Investment Life Holding Company; Executive
                                               Vice President, Secretary and Director, American
                                               Life & Casualty Insurance Company
David S. Mulcahy, Director                     Director, American Equity Investment Life Holding
  400 Locust Street:                           Company; Principal, MABSCO Capital, Inc.;
  160 Capital Square                           President, Monarch Manufacturing Company; Partner,
  Des Moines, Iowa 50309                       Ernst & Young LLP
William J. Oddy, Director                      Chief Operating Officer, FBL Financial Group, Inc.
  5400 University Avenue
  West Des Moines, Iowa 50266
Terry A. Reimer, Executive Vice President,     Executive Vice President, American Equity
  Treasurer, Chief Operating Officer and       Investment Life Holding Company; Executive Vice
  Director                                     President, Chief Operating Officer and Director,
                                               American Life & Casualty Insurance Company
Debra J. Richardson, Vice President,           Vice President and Secretary, American Equity
  Secretary and Director                       Investment Life Holding Company; Vice President
                                               and Assistant Secretary, The Statesman Group,
                                               Inc.; Vice President and Assistant Secretary,
                                               American Life & Casualty Insurance Company
Jack W. Schroeder, Vice Chairman               President and Director, American Life & Casualty
  and Director                                 Insurance Company

--------------
 * The principal business address of each person listed, unless otherwise indicated, is 5000 Westown Parkway,
  Suite 440, West Des Moines, Iowa 50266.
** The principal occupation shown reflects the principal employment of each individual during the past five years.
  Corporate positions may, in some instances, have changed during the period.

--------------------------------------------------------------------------------
LEGAL MATTERS          Sutherland, Asbill & Brennan LLP of Washington, D.C. has
                       provided advice on certain legal matters relating to
                       federal securities laws applicable to the issuance of the
                       flexible premium variable life insurance policy described
                       in this Prospectus. All matters of Iowa law pertaining to
                       the Policy, including the validity of the Policy and the
                       Company's right to issue the Policy under Iowa Insurance
                       Law, have been passed upon by Wendy L. Carlson of the
                       firm Whitfield & Eddy, P.L.C. of Des Moines, Iowa, legal
                       counsel to the Company.
--------------------------------------------------------------------------------
LEGAL PROCEEDINGS      The Company, like other insurance companies, is involved
                       in lawsuits. Currently, there are no class action
                       lawsuits naming the Company as a defendant or involving
                       the Variable Account. In some lawsuits involving other
                       insurers, substantial damages have been sought and/or
                       material settlement payments have been made. Although the
                       outcome of any litigation cannot be predicted with
                       certainty, the Company believes that at the present time,
                       there are no pending or threatened lawsuits that are
                       reasonably likely to have a material adverse impact on
                       the Variable Account of the Company.
--------------------------------------------------------------------------------
EXPERTS                The financial statements of the Company at December 31,
                       1997 and 1996, and for the years then ended, and for the period from December 28, 1995 (date operations commenced) through December 31, 1995, appearing herein, have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                       Actuarial matters included in this Prospectus have been
                       examined by Christopher G. Daniels, FSA, MSAA, Consulting
                       Actuary as stated in the opinion filed as an exhibit to
                       the registration statement.
--------------------------------------------------------------------------------
YEAR 2000              The Company has developed a plan to assess its
                       information technology needs to be ready for the Year
                       2000. During 1996, the Company purchased a new policy administration system which the vendor has represented is Year 2000 compliant. Additionally, the Company has begun converting any remaining non-compliant data processing systems. The Company currently expects the project to be substantially completed by early 1999 and does not expect the cost to modify systems used in the normal course of business to be significant. While additional testing will be conducted on its systems through the Year 2000, the Company does not expect this project to have a significant effect on operating activities.

                       To mitigate the effect of outside influences and other
                       dependencies relative to the Year 2000, the Company's
                       plan includes procedures to contact significant
                       customers, suppliers and other third parties whose
                       success in addressing their own Year 2000 issue will
                       impact the Company's initiative. To the extent these
                       third parties would be unable to transact business in the
                       Year 2000 and thereafter, it could adversely affect the
                       Company's operations.
--------------------------------------------------------------------------------
OTHER INFORMATION      A registration statement has been filed with the
                       Securities and Exchange Commission under the Securities
                       Act of 1933, as amended, with respect to the Policy offered hereby. This Prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement, to all of which reference is made for further information concerning the Variable Account, the Company and the Policy offered hereby. Statements contained in this Prospectus as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.

--------------------------------------------------------------------------------
                   FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                       The balance sheets of the Company at December 31, 1997 and 1996 and the related statements of operations, changes in stockholder's equity and cash flows for the years then ended, and for the period from December 28, 1995 (date operations commenced) through December 31, 1995, appearing herein, have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein. The unaudited balance sheet of the Company at June 30, 1998, and the related unaudited statements of operations, changes in stockholder's equity and cash flows for the six months ended June 30, 1998 and 1997 also appear herein.

                       It is anticipated that the Variable Account will commence operations in 1998; accordingly, no financial statements currently exist for the Variable Account.

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Stockholder
American Equity Investment Life Insurance Company

We have audited the accompanying balance sheets of American Equity Investment Life Insurance Company as of December 31, 1997 and 1996, and the related statements of operations, changes in stockholder's equity, and cash flows for the years ended December 31, 1997 and 1996, and for the period from December 28, 1995 (commencement of operations) through December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of American Equity Investment Life Insurance Company at December 31, 1997 and 1996, and the results of its operations and its cash flows for the years ended December 31, 1997 and 1996, and for the period from December 28, 1995 through December 31, 1995, in conformity with generally accepted accounting principles.

                                          /s/ Ernst & Young LLP
Des Moines, Iowa
April 8, 1998

               AMERICAN EQUITY INVESTMENT LIFE INSURANCE COMPANY

                                 BALANCE SHEETS

                                                                                     DECEMBER 31,
                                                                 JUNE 30,     --------------------------
                                                                   1998           1997          1996
                                                               -------------  -------------  -----------
                                                                (UNAUDITED)
ASSETS
Available-for-sale fixed maturity securities, at market
  (amortized cost: 1998--$382,519,816;
  1997-- $201,624,365; 1996-- $22,397,478)                     $ 384,078,816  $ 202,315,960  $22,195,922
Mortgage loans on real estate--affiliate                                  --        700,000      700,000
Derivative instruments                                             6,882,241      2,065,549           --
Policy loans                                                         201,104        183,353      156,523
Cash and cash equivalents                                          1,595,338      4,125,117    3,648,321
Receivable from other insurance companies                            551,241        622,094      509,656
Premiums due and uncollected                                       1,393,324      1,336,336    1,253,587
Accrued investment income                                          1,845,200      1,820,376      414,855
Property, furniture and equipment, less accumulated
  depreciation of $253,305 in 1998, $159,306 in 1997 and
  $19,845 in 1996                                                    620,929        540,550      189,124
Value of insurance in force acquired                               1,198,802      1,343,000    1,725,000
Deferred policy acquisition costs                                 15,444,824      4,282,491      238,231
Goodwill, less accumulated amortization of $122,500 in 1998,
  $87,500 in 1997 and $17,500 in 1996                                557,500        612,500      682,500
Deferred income tax asset                                          5,868,647      3,845,497           --
Receivable from affiliates                                         1,774,397        142,983      744,045
Other assets                                                         101,275        138,041       37,524
                                                               -------------  -------------  -----------
Total assets                                                   $ 422,113,638  $ 224,073,847  $32,495,288
                                                               -------------  -------------  -----------
                                                               -------------  -------------  -----------

                                                                                     DECEMBER 31,
                                                                 JUNE 30,     --------------------------
                                                                   1998           1997          1996
                                                               -------------  -------------  -----------
                                                                (UNAUDITED)
LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
  Policy benefit reserves:
    Traditional life insurance and accident and health
      products                                                 $   9,291,525  $   8,959,837  $ 8,672,640
    Universal life and annuity products                          315,408,812    147,038,431    3,173,926
  Other policy funds and contract claims                           4,942,427      2,355,156    1,075,614
  Provision for experience rating refunds                            184,183        535,655      897,529
  Note payable to parent and other short-term borrowings          26,726,750      2,500,000    2,500,000
  Federal income taxes payable                                        10,031      2,562,742           --
  Due to affiliates                                                1,063,078             --           --
  Other liabilities                                                6,738,537      2,687,604      494,146
                                                               -------------  -------------  -----------
Total liabilities                                                364,365,343    166,639,425   16,813,855

Commitments and contingencies (NOTES 7, 10 AND 12)

Stockholder's equity:
  Series preferred stock, par value $1.00 per
    share--authorized 500,000 shares                                      --             --           --
  Common stock, par value $1.00 per share--authorized
    4,000,000 shares, issued and outstanding 2,500,000 shares
    (all owned by American Equity Investment Life Holding
    Company)                                                       2,500,000      2,500,000    2,500,000
  Additional paid-in capital                                      56,400,235     56,400,235   13,900,235
  Accumulated other comprehensive income--net unrealized
    appreciation (depreciation) of available-for-sale fixed
    maturity securities                                              404,635        210,300     (201,556)
  Retained-earnings deficit                                       (1,536,575)    (1,676,113)    (517,246)
                                                               -------------  -------------  -----------
Total stockholder's equity                                        57,768,295     57,434,422   15,681,433
                                                               -------------  -------------  -----------
Total liabilities and stockholder's equity                     $ 422,133,638  $ 224,073,847  $32,495,288
                                                               -------------  -------------  -----------
                                                               -------------  -------------  -----------

SEE ACCOMPANYING NOTES.

               AMERICAN EQUITY INVESTMENT LIFE INSURANCE COMPANY

                            STATEMENTS OF OPERATIONS

                                                                                                          PERIOD FROM
                                                                                                         DECEMBER 28,
                                                                                                             1995
                                                                                                         (COMMENCEMENT
                                                                                                              OF
                                               SIX MONTHS ENDED                   YEAR ENDED              OPERATIONS)
                                                   JUNE 30,                      DECEMBER 31,               THROUGH
                                         -----------------------------   -----------------------------   DECEMBER 31,
                                             1998            1997            1997            1996            1995
                                         -------------   -------------   -------------   -------------   -------------
                                          (UNAUDITED)     (UNAUDITED)
Revenues:
  Traditional life and accident and
    health insurance premiums            $   5,633,604   $   6,019,558   $  11,424,907   $  14,540,707   $      1,820
  Universal life and annuity product
    charges                                    115,635              --          11,896          14,007             --
  Net investment income                     10,312,042       1,192,602       4,028,628         857,015          4,010
  Realized gains on investments                 25,495              --              --              --             --
                                         -------------   -------------   -------------   -------------   -------------
    Total revenues                          16,086,776       7,212,160      15,465,431      15,411,729          5,830
Benefits and expenses:
  Insurance policy benefits and change
    in future policy benefit                 3,659,415       4,151,331       7,440,080       8,787,700             --
  Interest credited to account balances      5,272,914         268,785       2,129,686          77,831             --
  Interest expense on notes payable             99,726         101,845         134,077          41,266             --
  Interest expense on short-term
    borrowings                                 820,307              --         291,547              --             --
  Amortization of deferred policy
    acquisition costs and value of
    insurance in force acquired              1,320,779         205,008       1,143,032         879,916             --
  Amortization of goodwill                      35,000          35,000          70,000          17,500             --
  Agency and product development costs
    (NOTE 2)                                 1,300,000         613,600       1,872,217              --             --
  Other operating costs and expenses         3,465,071       2,501,939       4,932,435       6,124,343          6,249
                                         -------------   -------------   -------------   -------------   -------------
    Total benefits and expenses             15,973,212       7,877,508      18,013,074      15,928,556          6,249
    Income (loss) before federal income
     taxes                                     113,564        (665,348)     (2,547,643)       (516,827)          (419)
Federal income tax benefit (expense):
  Current                                   (2,097,289)             --      (2,565,057)             --             --
  Deferred                                   2,123,263              --       3,953,833              --             --
                                         -------------   -------------   -------------   -------------   -------------
                                                25,974              --       1,388,776              --             --
                                         -------------   -------------   -------------   -------------   -------------
Net income (loss)                        $     139,538   $    (665,348)  $  (1,158,867)  $    (516,827)  $       (419)
                                         -------------   -------------   -------------   -------------   -------------
                                         -------------   -------------   -------------   -------------   -------------

SEE ACCOMPANYING NOTES.

               AMERICAN EQUITY INVESTMENT LIFE INSURANCE COMPANY

                 STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY


                                                                                         NET
                                                                                     UNREALIZED
                                                                                    APPRECIATION
                                                                                    (DEPRECIATION)
                                                                                    OF AVAILABLE-
                                                                                      FOR-SALE
                                                                     ADDITIONAL         FIXED         RETAINED-         TOTAL
                                                                       PAID-IN        MATURITY        EARNINGS      STOCKHOLDER'S
                                                    COMMON STOCK       CAPITAL       SECURITIES        DEFICIT         EQUITY
                                                    -------------   -------------   -------------   -------------   -------------
Initial capitalization of 2,500,000 shares of
 common stock on December 28, 1995                  $   2,500,000   $   4,499,000   $         --    $          --   $   6,999,000
    Net loss for period and comprehensive loss                 --              --             --             (419)           (419)
                                                    -------------   -------------   -------------   -------------   -------------
Balance at December 31, 1995                            2,500,000       4,499,000             --             (419)      6,998,581
    Net loss for year                                          --              --             --         (516,827)       (516,827)
    Change in net unrealized depreciation of
      available-for-sale fixed maturity securities             --              --       (201,556)              --        (201,556)
                                                                                                                    -------------
    Comprehensive loss                                                                                                   (718,383)
    Cash contributions from American Equity
      Investment Life Holding Company                          --       9,401,235             --               --       9,401,235
                                                    -------------   -------------   -------------   -------------   -------------
Balance at December 31, 1996                            2,500,000      13,900,235       (201,556)        (517,246)     15,681,433
    Net loss for year                                          --              --             --       (1,158,867)     (1,158,867)
    Change in net unrealized appreciation of
      available-for-sale fixed maturity securities             --              --        411,856               --         411,856
                                                                                                                    -------------
    Comprehensive loss                                                                                                   (747,011)
    Cash contributions from American Equity
      Investment Life Holding Company                          --      42,500,000             --               --      42,500,000
                                                    -------------   -------------   -------------   -------------   -------------
Balance at December 31, 1997                            2,500,000      56,400,235        210,300       (1,676,113)     57,434,422
    Net income for six months ended June 30, 1998              --              --             --          139,538         139,538
    Change in net unrealized appreciation of
      available-for-sale fixed maturity securities             --              --        194,335               --         194,335
                                                                                                                    -------------
    Comprehensive income                                                                                                  333,873
                                                    -------------   -------------   -------------   -------------   -------------
Balance at June 30, 1998 (unaudited)                $   2,500,000   $  56,400,235   $    404,635    $  (1,536,575)  $  57,768,295
                                                    -------------   -------------   -------------   -------------   -------------
                                                    -------------   -------------   -------------   -------------   -------------
Balance at January 1, 1997                          $   2,500,000   $  13,900,235   $   (201,556)   $    (517,246)  $  15,681,433
    Cash contributions from American Equity
      Investment Life Holding Company                          --       5,500,000             --               --       5,500,000
    Net loss for six months ended June 30, 1997                --              --             --         (655,348)       (655,348)
    Change in net unrealized appreciation
      (depreciation) of available-for-sale fixed
      maturity securities                                      --              --       (138,935)              --        (138,935)
                                                                                                                    -------------
    Comprehensive loss                                                                                                   (794,283)
                                                    -------------   -------------   -------------   -------------   -------------
Balance at June 30, 1997 (unaudited)                $   2,500,000   $  19,400,235   $   (340,491)   $  (1,172,594)  $  20,387,150
                                                    -------------   -------------   -------------   -------------   -------------
                                                    -------------   -------------   -------------   -------------   -------------


SEE ACCOMPANYING NOTES.

               AMERICAN EQUITY INVESTMENT LIFE INSURANCE COMPANY

                            STATEMENTS OF CASH FLOWS

                                                                                                                PERIOD FROM
                                                                                                               DECEMBER 28,
                                                                                                                   1995
                                                                                                               (COMMENCEMENT
                                                                                                              OF OPERATIONS)
                                                      SIX MONTHS ENDED                  YEAR ENDED                THROUGH
                                                          JUNE 30,                     DECEMBER 31,             DECEMBER 31
                                               ------------------------------  -----------------------------  ---------------
                                                    1998            1997            1997           1996            1995
                                               ---------------  -------------  --------------  -------------  ---------------
                                                 (UNAUDITED)     (UNAUDITED)
OPERATING ACTIVITIES
Net income (loss)                              $       139,538  $    (655,348) $   (1,158,867) $    (516,827)  $        (419)
Adjustments to reconcile net income (loss) to
  net cash provided by (used in) operating
  activities:
  Adjustments related to interest sensitive
   products:
    Interest credited to account balances            5,272,914        268,785       2,129,686         77,831              --
    Charges for mortality and administration          (115,635)            --         (11,896)       (14,007)             --
  Increase (decrease) in traditional life
   insurance and accident and health reserves          331,688        113,369         287,197        439,216              --
  Policy acquisition costs deferred                (12,926,173)    (1,105,611)     (5,178,251)      (245,226)             --
  Amortization of deferred policy acquisition
   costs                                             1,176,581          7,008         761,032          6,995              --
  Amortization of value of insurance in force
   acquired                                            144,198        198,000         382,000        872,921              --
  Depreciation of property, furniture and
   equipment                                            93,999         93,790         139,461         19,845              --
  Amortization of goodwill                              35,000         35,000          70,000         17,500              --
  Amortization of discount and premiums on
   available-for-sale fixed maturity
   securities and derivative instruments            (6,219,529)        (3,168)       (997,853)        36,148              --
  Deferred income taxes                             (2,123,263)            --      (3,953,833)            --              --
  Increase (decrease) in federal income taxes
   payable                                          (2,552,711)            --       2,562,742             --              --
  Other                                              8,287,019         44,238       2,241,873       (441,649)           (730)
                                               ---------------  -------------  --------------  -------------  ---------------
Net cash provided by (used in) operating
  activities                                        (8,456,374)    (1,092,413)     (2,726,709)       252,747          (1,149)
INVESTING ACTIVITIES
Maturities or repayments of investments:
  Available-for-sale fixed maturity
   securities                                       82,502,323             --      22,591,487      3,779,185              --
  Mortgage loans on real estate                        700,000             --              --             --              --
  Policy loans                                              --             --              --         12,580              --
                                               ---------------  -------------  --------------  -------------  ---------------
                                                    83,202,323             --      22,591,487      3,791,765              --
Acquisitions of investments:
  Available-for-sale fixed maturity
   securities                                     (255,489,901)   (27,620,656)   (200,181,267)   (19,223,611)     (6,899,015)
  Mortgage loan on real estate                              --             --              --       (700,000)             --
  Derivative instruments                            (3,318,470)      (256,621)     (1,815,674)            --              --
  Policy loans                                         (17,751)        (8,923)        (26,830)      (169,103)             --
                                               ---------------  -------------  --------------  -------------  ---------------
                                                  (258,826,122)   (27,886,200)   (202,023,771)   (20,092,714)     (6,899,015)
Cash received pursuant to reinsurance
  assumption agreements                                     --             --              --      3,805,969       2,746,767
Purchases of property, furniture and
  equipment                                           (174,378)      (220,031)       (490,887)      (208,969)             --
Acquisition of Century Life Insurance
  Company, net of cash equivalents received                 --             --              --       (885,837)             --
                                               ---------------  -------------  --------------  -------------  ---------------
Net cash used in investing activities             (115,798,177)   (28,106,231)   (179,923,171)   (13,589,786)     (4,152,248)

               AMERICAN EQUITY INVESTMENT LIFE INSURANCE COMPANY

                                                                                                                PERIOD FROM
                                                                                                               DECEMBER 28,
                                                                                                                   1995
                                                                                                               (COMMENCEMENT
                                                                                                              OF OPERATIONS)
                                                      SIX MONTHS ENDED                  YEAR ENDED                THROUGH
                                                          JUNE 30,                     DECEMBER 31,            DECEMBER 31,
                                               ------------------------------  -----------------------------  ---------------
                                                    1998            1997            1997           1996            1995
                                               ---------------  -------------  --------------  -------------  ---------------
                                                 (UNAUDITED)     (UNAUDITED)
FINANCING ACTIVITIES
Receipts from interest sensitive products
  credited to policyholder account balances    $   165,215,893  $  20,423,387  $  141,802,051  $   2,456,054   $          --
Return of policyholder account balances on
  interest sensitive products                       (7,717,871)      (281,053)     (1,175,375)      (217,532)             --
Proceeds from note payable to parent and
  other short-term borrowings                       24,226,750      1,982,500              --      2,500,000              --
Net proceeds from issuance of common stock                  --             --              --             --       6,999,000
Cash contributions by parent                                --      5,500,000      42,500,000      9,401,235              --
                                               ---------------  -------------  --------------  -------------  ---------------
Net cash provided by financing activities          181,724,772     27,624,834     183,126,676     14,139,757       6,999,000
                                               ---------------  -------------  --------------  -------------  ---------------
Increase (decrease) in cash and cash
  equivalents                                       (2,529,779)    (1,573,810)        476,796        802,718       2,845,603
Cash and cash equivalents at beginning of
  period                                             4,125,117      3,648,321       3,648,321      2,845,603              --
                                               ---------------  -------------  --------------  -------------  ---------------
Cash and cash equivalents at end of period     $     1,595,338  $   2,074,511  $    4,125,117  $   3,648,321   $   2,845,603
                                               ---------------  -------------  --------------  -------------  ---------------
                                               ---------------  -------------  --------------  -------------  ---------------
SUPPLEMENTAL DISCLOSURES OF CASH FLOW
  INFORMATION
Cash paid during period for:
  Interest                                     $       920,033  $     108,541  $      291,547  $          --   $          --
  Federal income taxes                               4,650,000             --           2,315             --              --
Non-cash financing and investing activities:
Assets and liabilities acquired pursuant to
  reinsurance assumption agreements:
Receivable from ceding company                              --             --              --             --        (386,113)
Premiums due and uncollected                                --             --              --        (41,284)     (1,116,548)
Reinsurance recoverables                                    --             --              --             --        (473,146)
Value of insurance in force acquired                        --             --              --     (1,097,921)     (1,500,000)
Universal life and annuity policy reserves                  --             --              --        871,580              --
Traditional life and accident and health
  policy reserves                                           --             --              --      3,982,118       4,251,306
Policy and contract claims                                  --             --              --         91,476         657,610
Provision for experience rating refunds                     --             --              --             --       1,188,318
Other liabilities                                           --             --              --             --         125,340
                                               ---------------  -------------  --------------  -------------  ---------------
Cash received pursuant to reinsurance
  assumption agreements                                     --             --              --      3,805,969       2,746,767

SEE ACCOMPANYING NOTES.

               AMERICAN EQUITY INVESTMENT LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS


                JUNE 30, 1998 (UNAUDITED) AND DECEMBER 31, 1997


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

American Equity Investment Life Insurance Company (the Company) is a wholly-owned subsidiary of American Equity Investment Life Holding Company (parent). The Company is licensed to sell insurance products in 32 states and the District of Columbia at December 31, 1997. The Company offers a broad array of insurance products including single premium deferred annuities, flexible premium deferred annuities, interest-sensitive life insurance products (including universal life insurance) and traditional life insurance products.

BASIS OF PRESENTATION

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Significant estimates and assumptions are utilized in the calculation of value of insurance in force acquired, deferred policy acquisition costs, policyholder liabilities and accruals and valuation allowances on investments. It is reasonably possible that actual experience could differ from the estimates and assumptions utilized.

INTERIM FINANCIAL INFORMATION

The accompanying unaudited financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and the instructions to Form 10-Q and Article 10 of Regulation S-X. Accordingly, they do not include all of the information and notes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the six-month period ended June 30, 1998 are not necessarily indicative of the results that may be expected for the year ending December 31, 1998.

INVESTMENTS

The Company has classified all of its fixed maturity securities (bonds) as available-for-sale. Available-for-sale securities are reported at market value and unrealized gains and losses, if any, on these securities are included directly in stockholder's equity, net of certain adjustments. Premiums and discounts are amortized/accrued using methods which result in a constant yield over the securities' expected lives. Mortgage loans on real estate are stated at the aggregate unpaid principal balance.

The carrying amounts of all the Company's investments are reviewed on an ongoing basis for credit deterioration, and if this review indicates a decline in market value that is other than temporary, the Company's carrying amount in the investment is reduced to its estimated realizable value and a specific writedown is taken. Such reductions in carrying amount are recognized as realized losses and charged to income. Realized gains and losses on sales are determined on the basis of specific identification of investments.

Market values, as reported herein, of publicly traded fixed maturity securities are based on the latest quoted market prices, or for those not readily marketable, at values which are representative of the market values of issues of comparable yield and quality.

DERIVATIVE INSTRUMENTS

The Company sells single premium deferred annuity products with an additional benefit provision based on the growth in the Standard & Poor's 500 Index. The Company has analyzed the characteristics of these benefits and has purchased one-year option contracts with similar characteristics to hedge these risks. These options are reported at fair value in the balance sheet.

The options are purchased at the time the related annuity policies are issued, with similar maturity dates and benefit features that fluctuate as the value of the options change. Accordingly, changes in the value of the options ($839,359 during the year ended December 31, 1997) are offset by changes to the policy benefit liabilities in the statements of operations.

               AMERICAN EQUITY INVESTMENT LIFE INSURANCE COMPANY

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

POLICY LOANS

Policy loans are reported at unpaid principal.

CASH AND CASH EQUIVALENTS

For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

DEFERRED POLICY ACQUISITION COSTS AND VALUE OF INSURANCE IN FORCE ACQUIRED

To the extent recoverable from future policy revenues and gross profits, certain costs of acquiring new insurance business, principally commissions, first-year bonus interest and other expenses related to the production of new business, have been deferred. The value of insurance in force acquired is an asset that arose with the acquisition of two blocks of business discussed in Note 4. The initial values are determined by an actuarial study using expected future profits as a measurement of the net present value of the insurance acquired. Interest accrues on the unamortized balance at a rate of 6%.

For universal life and annuity products, these costs are being amortized generally in proportion to expected gross profits from surrender charges and investment, mortality, and expense margins. That amortization is adjusted retrospectively when estimates of current future gross profits/margins (including the impact of investment gains and losses) to be realized from a group of products are revised. For traditional life and accident and health insurance, such costs are being amortized over the premium-paying period of the related policies in proportion to premium revenues recognized, using principally the same assumptions for interest, mortality and withdrawals that are used for computing liabilities for future policy benefits subject to traditional "lock-in" concepts.

GOODWILL

Goodwill consists of the excess of the purchase price paid over net assets acquired in connection with the purchase of Century Life Insurance Company (see
Note 4), and is being amortized over 10 years.

PROPERTY, FURNITURE AND EQUIPMENT

Property and furniture and equipment, comprised primarily of office furniture and equipment, data processing equipment and capitalized software costs, are reported at cost less allowances for depreciation. Depreciation expense is compiled primarily using the straight-line method over the estimated useful lives of the assets.

FUTURE POLICY BENEFITS

Future policy benefit reserves for universal life insurance and annuity products are computed using the retrospective deposit method and represent policy account balances before applicable surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policy account balances. Interest crediting rates for universal life and investment products ranged from 3.0% to 12.4% in 1997 and from 3.0% to 8.4% in 1996. A portion of this amount ($1,035,325 during the year ended December 31, 1997) represents an additional interest credit on first-year premiums payable until the first contract anniversary date (first-year bonus interest). Such amounts have been offset against interest credited to account balances and deferred as policy acquisitions costs.

The liability for future policy benefits for traditional life insurance is based on net level premium reserves, including assumptions as to interest, mortality, and other assumptions underlying the guaranteed policy cash values. Reserve interest assumptions are level and range from 3.0% to 6.0%. The liabilities for future policy benefits for accident and health insurance are computed using a net level premium method, including assumptions as to morbidity and other assumptions based on the Company's experience, modified as necessary to give effect to anticipated trends and to include provisions for possible unfavorable deviations. Policy benefit claims are charged to expense in the period that the claims are incurred.

Unpaid claims include amounts for losses and related adjustment expenses and are determined using individual claim evaluations and statistical analysis. Unpaid claims represent estimates of the ultimate net costs of all losses, reported and unreported, which remain unpaid at December 31 of each year. These estimates are necessarily subject to the

               AMERICAN EQUITY INVESTMENT LIFE INSURANCE COMPANY

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

impact of future changes in claim severity, frequency and other factors. In spite of the variability inherent in such situations, management believes that the unpaid claim amounts are adequate. The estimates are continuously reviewed and as adjustments to these amounts become necessary, such adjustments are reflected in current operations.

Certain policies of the Company include provisions for refunds of premiums based upon annual experience of the underlying business. The Company has recorded a liability for expected refunds based on experience.

DEFERRED INCOME TAXES

Deferred income tax assets or liabilities are computed based on the difference between the financial statement and income tax bases of assets and liabilities using the enacted marginal tax rate. Deferred income tax expenses or credits are based on the changes in the asset or liability from period to period.

RECOGNITION OF PREMIUM REVENUES AND COSTS

Revenues for universal life and annuity products consist of policy charges for the cost of insurance, administration charges, amortization of policy initiation fees and surrender charges assessed against policyholder account balances during the period. Expenses related to these products include interest credited to policyholder account balances and benefit claims incurred in excess of policyholder account balances.

Life and accident and health premiums are recognized as revenues over the premium-paying period. Future policy benefits and policy acquisition costs are recognized as expenses over the life of the policy by means of the provision for future policy benefits and amortization of deferred policy acquisition costs.

All insurance-related revenues, benefits, losses and expenses are reported net of reinsurance ceded.

COMPREHENSIVE INCOME

As of January 1, 1998, the Company adopted Statement No. 130, REPORTING COMPREHENSIVE INCOME. Statement No. 130 establishes new rules for the reporting and display of comprehensive income and its components; however, the adoption of this statement had no impact on the Company's net income of stockholders' equity. Statement No. 130 requires unrealized gains and losses on the Company's available-for-sale securities to be included in other comprehensive income.

2. NEW ACCOUNTING STANDARD FOR AGENCY DEVELOPMENT COSTS

In April 1998, the American Institute of Certified Public Accountants issued Statement of Position (SOP) No. 98-5, REPORTING ON THE COSTS OF START-UP ACTIVITIES. SOP No. 98-5 generally establishes the accounting guidance related to introducing new products or services, conducting business in a new territory, or conducting business with a new class of customers. These types of costs are typically incurred by a life insurance company in connection with agency development activities. SOP No. 98-5 now requires that such costs be expensed in the year incurred rather than be capitalized and expensed over a number of years.

While the adoption of the standard is not mandated until January 1, 1999, the Company has elected to adopt its provisions, effective January 1, 1997, for the purposes of preparing its 1997 financial statements. This election will eliminate the need to record a cumulative effect adjustment on January 1, 1999 to write-off previously capitalized costs. The Company had previously deferred these costs in its interim 1997 financial statements; however, for these statements the change was effected as of January 1, 1997 in accordance with transition rules included within SOP No. 98-5. Costs capitalized prior to January 1, 1997 were not material.

The Company disagrees with the new standard and continues to believe that deferral of these costs is appropriate. The Company believes that the new standard puts start-up operations, such as itself, at a competitive disadvantage to those entities which acquire existing agency forces in business combinations accounted for as purchases, which would result in comparable cost deferrals through the recording of goodwill. The Company believes these inequities should be considered when reviewing the Company's financial statements.

3. FAIR VALUES OF FINANCIAL INSTRUMENTS

SFAS No. 107, DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS, requires disclosure of fair value information about financial instruments, whether or not recognized in the balance sheet, for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other

               AMERICAN EQUITY INVESTMENT LIFE INSURANCE COMPANY

3.  FAIR VALUES OF FINANCIAL INSTRUMENTS (CONTINUED)

valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instruments. SFAS No. 107 also excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements and allows companies to forego the disclosures when those estimates can only be made at excessive cost. Accordingly, the aggregate fair value amounts presented herein are limited by each of these factors and do not purport to represent the underlying value of the Company.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

FIXED MATURITY SECURITIES: Fair values for fixed maturity securities are based on quoted market prices, when available, or price matrices for securities which are not actively traded, developed using yield data and other factors relating to instruments or securities with similar characteristics.

MORTGAGE LOANS ON REAL ESTATE: Fair values are estimated by discounting expected cash flows using interest rates currently being offered for similar loans.

DERIVATIVE INSTRUMENTS: Fair values for derivative instruments are based on quoted market prices from related counterparties.

POLICY LOANS: The Company has not attempted to determine the fair values associated with its policy loans, as management believes any differences between the Company's carrying amount and the fair values afforded these instruments are immaterial to the Company's financial position and, accordingly, the cost to provide such disclosure is not worth the benefit to be derived.

CASH AND CASH EQUIVALENTS: The carrying amounts reported in the balance sheet for these instruments approximate their fair values.

ANNUITY POLICY RESERVES: Fair values of the Company's liabilities under contracts not involving significant mortality or morbidity risks (principally deferred annuities), are stated at the cost the Company would incur to extinguish the liability (i.e., the cash surrender value). The Company is not required to and has not estimated the fair value of its liabilities under other contracts.

The following sets forth a comparison of the fair values and carrying amounts of the Company's financial instruments:

                                                                    DECEMBER 31,
                                               ------------------------------------------------------
                                                           1997                        1996
                                               ----------------------------  ------------------------
                                                 CARRYING         FAIR        CARRYING
                                                  AMOUNT          VALUE        AMOUNT     FAIR VALUE
                                               ----------------------------  ------------------------
ASSETS
Available-for-sale fixed maturity securities   $ 202,315,960  $ 202,315,960  $22,195,922  $22,195,922
Mortgage loans on real estate                        700,000        700,000      700,000      700,000
Derivative instruments                             2,065,549      2,065,549           --           --
Policy loans                                         183,353        183,353      156,523      156,523
Cash and cash equivalents                          4,125,117      4,125,177    3,648,321    3,648,321

LIABILITIES
Annuity policy reserves                        $ 146,310,889  $ 129,660,303  $ 2,884,102  $ 2,814,701

4. PURCHASE OF BUSINESS AND REINSURANCE ASSUMPTION AGREEMENTS

On September 30, 1996, the Company purchased Century Life Insurance Company, an inactive life insurance company licensed to transact business in 22 states and the District of Columbia for $5,900,047. The transaction was accounted for as a purchase and the excess of the purchase price over the fair value of the net assets received, generally attributed

               AMERICAN EQUITY INVESTMENT LIFE INSURANCE COMPANY

4.  PURCHASE OF BUSINESS AND REINSURANCE ASSUMPTION AGREEMENTS (CONTINUED)

to the licenses received and other intangibles, aggregated $700,000 and has been allocated to goodwill. Goodwill will be amortized on the straight-line method over ten years. The following summarizes the assets and liabilities received in connection with the purchase:

Available-for-sale fixed maturity securities                                 $   155,837
Cash equivalents                                                               5,014,210
Accrued investments income                                                        30,000
Intangibles                                                                      700,000
Other assets                                                                       6,785
Other liabilities                                                                 (6,785)
                                                                             -----------
Net purchase price                                                           $ 5,900,047
                                                                             -----------
                                                                             -----------

On December 31, 1995, the Company acquired a block of individual and group insurance policies from American Life and Casualty Insurance Company, pursuant to a reinsurance agreement. Under the agreement, the Company received cash of $3,132,880, of which $2,746,767 had been received prior to December 31, 1995, and assumed the related assets and liabilities, including the value of insurance in force acquired in the amount of $1,500,000.

On January 2, 1996, the Company acquired an additional block of individual life business from American Life and Casualty Insurance Company pursuant to a second reinsurance agreement. Under this agreement, the Company received cash of $3,805,969, and assumed the related assets and liabilities, including the value of insurance in force acquired in the amount of $1,097,921.

The statement of operations includes results of the acquired company and for the acquired blocks of business subsequent to their purchase dates.

5. INVESTMENTS

At December 31, 1997 and 1996, bonds are comprised entirely of United States Government and agencies obligations. Net unrealized appreciation (depreciation) on bonds included gross unrealized appreciation of $736,523 and $1,764 and gross unrealized depreciation of $44,928 and $203,320 for the years ended December 31, 1997 and 1996, respectively.

The amortized cost and estimated fair value of debt securities at December 31, 1997, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                              AMORTIZED         ESTIMATED
                                                                                COST            FAIR VALUE
                                                                          -----------------------------------
Due after one year through five years                                     $      55,029,072  $     55,005,750
Due after five years through ten years                                           19,046,971        19,093,110
Due after ten years through twenty years                                        125,316,243       125,929,600
Due after twenty years                                                            2,232,079         2,287,500
                                                                          -----------------------------------
                                                                          $     201,624,365  $    202,315,960
                                                                          -----------------------------------
                                                                          -----------------------------------

The unrealized appreciation or depreciation on available-for-sale fixed maturity securities is reported as a separate component of stockholder's equity, reduced by adjustments to deferred policy acquisition costs that would have been

               AMERICAN EQUITY INVESTMENT LIFE INSURANCE COMPANY

5.  INVESTMENTS (CONTINUED)

required as a charge or credit to income had such amounts been realized, and a provision for deferred income taxes. Net unrealized appreciation (depreciation) of available-for-sale fixed maturity securities as reported were comprised of the following:

                                                            DECEMBER 31
                                                    ---------------------------
                                                        1997           1996
                                                    ---------------------------
Unrealized appreciation (depreciation) on
  available-for-sale fixed maturity securities      $     691,595  $   (201,556)
Adjustments for assumed changes in amortization
  pattern of deferred policy acquisition costs           (372,959)           --
Provision for deferred income taxes                      (108,336)           --
                                                    ---------------------------
Net unrealized appreciation (depreciation) of
  available-for-sale fixed maturity securities      $     210,300  $   (201,556)
                                                    ---------------------------
                                                    ---------------------------

Components of net investment income are as follows:

                                                                                             PERIOD FROM
                                                                                          DECEMBER 28, 1995
                                                              YEAR ENDED DECEMBER 31       (COMMENCEMENT OF
                                                           ----------------------------  OPERATIONS) THROUGH
                                                                1997           1996       DECEMBER 31, 1995
                                                           ----------------------------  --------------------
Available-for-sale fixed maturity securities               $    5,131,361  $    913,636       $    2,926
Mortgage loans on real estate                                      61,357            --               --
Derivative instruments                                           (589,484)           --               --
Policy loans                                                       12,281         9,849               --
Cash and cash equivalents                                          73,047        62,302            1,084
                                                           ----------------------------          -------
                                                                4,688,562       985,787            4,010
Less investment expenses                                         (659,934)     (128,772)              --
                                                           ----------------------------          -------
Net investment income                                      $    4,028,628  $    857,015       $    4,010
                                                           ----------------------------          -------
                                                           ----------------------------          -------

As part of the investment strategy, the Company enters into securities lending programs to increase its return on investments and improve liquidity. These transactions are accounted for as short-term borrowings. The borrowings are collateralized by investment securities with fair values approximately equal to the loan value. No amounts were outstanding at December 31, 1997 or 1996. At June 30, 1998, $24,226,750 was outstanding under this arrangement.

At December 31, 1997, affidavits of deposits covering fixed maturity securities and short-term investments with a carrying value of $200,954,937 (1996 - $19,293,142) were on deposit with state agencies to meet regulatory requirements. In addition, fixed maturity securities and short-term investments with a carrying amount of $539,292 (1996 - $5,156,565) were held on deposit with state agencies to meet similar requirements.

No investment in any person or its affiliates (other than bonds issued by agencies of the United States Government) exceeded 10% of stockholder's equity at December 31, 1997 or 1996.

               AMERICAN EQUITY INVESTMENT LIFE INSURANCE COMPANY

6. VALUE OF INSURANCE IN FORCE ACQUIRED

The value of insurance in force acquired is an asset that represents the present value of future profits on business acquired. An analysis of the value of insurance in force acquired for the periods ended December 31, 1997, 1996 and 1995 is as follows:

                                                                                             PERIOD FROM
                                                                                          DECEMBER 28, 1995
                                                             YEAR ENDED DECEMBER 31        (COMMENCEMENT OF
                                                         ------------------------------  OPERATIONS) THROUGH
                                                              1997            1996        DECEMBER 31, 1995
                                                         ----------------------------------------------------
Balance at beginning of period                           $    1,725,000  $    1,500,000     $           --
Acquired during the period                                           --       1,097,921          1,500,000
Accretion of interest during the period                          91,000         130,000                 --
Amortization of asset                                          (473,000)     (1,002,921)                --
                                                         ----------------------------------------------------
Balance at end of period                                 $    1,343,000  $    1,725,000     $    1,500,000
                                                         ----------------------------------------------------
                                                         ----------------------------------------------------

Amortization of the value of insurance in force acquired for the next five years ending December 31 is expected to be as follows: 1998 - $317,000; 1999 - $268,000; 2000 - $232,000; 2001 - $104,000; and 2002 - $104,000.

7. REINSURANCE AND POLICY PROVISIONS

In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance enterprises or reinsurers. Reinsurance coverages for life insurance vary according to the age and risk classification of the insured. The Company does not use financial or surplus relief reinsurance.

Reinsurance contracts do not relieve the Company of its obligations to its policyholders. To the extent that reinsuring companies are later unable to meet obligations under reinsurance agreements, the Company would be liable for these obligations, and payment of these obligations could result in losses to the Company. To limit the possibility of such losses, the Company evaluates the financial condition of its reinsurers, and monitors concentrations of credit risk. Insurance premiums and product charges have been reduced by $722,545 and $742,088 and insurance benefits have been reduced by $503,154 and $455,472 during the years ended December 31, 1997 and 1996, respectively, as a result of cession agreements.

No allowance for uncollectible amounts has been established against the Company's asset for amounts due from other insurance companies since none of the receivables are deemed by management to be uncollectible.

               AMERICAN EQUITY INVESTMENT LIFE INSURANCE COMPANY

7.  REINSURANCE AND POLICY PROVISIONS (CONTINUED)

Unpaid claims on accident and health include amounts for losses and related adjustment expense and are estimates of the ultimate net costs of all losses, reported and unreported. These estimates are subject to the impact of future changes in claim severity, frequency and other factors. The activity in the liability for unpaid claims and related adjustment expense for the years ended December 31, 1997 and 1996, net of reinsurance, is summarized as follows:

                                                           UNPAID CLAIMS
                                                           LIABILITY AT     CLAIMS                                 UNPAID CLAIMS
                                                           BEGINNING OF     RESERVE       CLAIMS                   LIABILITY AT
                                                               YEAR         ASSUMED      INCURRED    CLAIMS PAID    END OF YEAR
                                                           ---------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 1997
1997                                                       $          --  $        --  $    556,302  $    296,060  $     260,242
1996 and prior                                                   629,651           --      (107,471)      115,135        407,045
                                                           ---------------------------------------------------------------------
                                                                 629,651  $        --  $    448,831  $    411,195        667,287
                                                                          ---------------------------------------
                                                                          ---------------------------------------
Active life reserve                                            1,350,132                                               1,406,694
                                                           -------------                                           -------------
Total accident and health reserves                         $   1,979,783                                           $   2,073,981
                                                           -------------                                           -------------
                                                           -------------                                           -------------
YEAR ENDED DECEMBER 31, 1996
1996                                                       $          --  $        --  $    421,841  $     90,844  $     330,997
1995 and prior                                                        --      501,589        44,347       247,282        298,654
                                                           ---------------------------------------------------------------------
                                                                      --  $   501,589  $    466,188  $    338,126        629,651
                                                                          ---------------------------------------
                                                                          ---------------------------------------
Active life reserve                                                   --                                               1,350,132
                                                           -------------                                           -------------
Total accident and health reserves                         $          --                                           $   1,979,783
                                                           -------------                                           -------------
                                                           -------------                                           -------------

8. FEDERAL INCOME TAXES

The Company files a separate federal income tax return.

Deferred income taxes are established by the Company based upon the temporary differences among financial reporting and tax bases of assets and liabilities within each entity, the reversal of which will result in taxable or deductible amounts in future years when the related asset or liability is recovered or settled, measured using the enacted tax rates. Prior to 1997, no deferred income taxes were provided since timing differences were not sufficient to offset operating loss carryforwards.

The effective tax rate on loss before federal income taxes is different than the prevailing federal income tax rate, as follows:

                                                                                              PERIOD FROM
                                                                                           DECEMBER 28, 1995
                                                             YEAR ENDED DECEMBER 31        (COMMENCEMENT OF
                                                          -----------------------------   OPERATIONS) THROUGH
                                                               1997            1996        DECEMBER 31, 1995
                                                          -----------------------------  ---------------------
Loss before income taxes                                  $    (2,547,643) $   (516,827)       $    (419)
                                                          -----------------------------           ------
                                                          -----------------------------           ------
Tax effect at federal statutory rate (34%)                $       866,199  $    175,721        $     142
Tax effect (decrease) of:
  Small company deduction                                         331,000            --               --
  Change in valuation allowance                                   171,000      (171,000)              --
  Other                                                            20,577        (4,721)            (142)
                                                          -----------------------------           ------
Income tax benefit                                        $     1,388,776  $         --        $      --
                                                          -----------------------------           ------
                                                          -----------------------------           ------

               AMERICAN EQUITY INVESTMENT LIFE INSURANCE COMPANY

8.  FEDERAL INCOME TAXES (CONTINUED)

The tax effect of individual temporary differences and the amount of the related valuation allowance established against the Company's deferred income tax assets at December 31, 1997 and 1996, is as follows:

                                                             DECEMBER 31
                                                    -----------------------------
                                                         1997            1996
                                                    -----------------------------
Deferred income tax assets:
  Unrealized depreciation of fixed maturity
   securities                                       $            --  $     69,000
  Deferred policy acquisition costs                              --       152,000
  Policy benefit reserves                                 5,239,000       187,000
  Provision for experience rating refunds                   182,000       305,000
  Net operating loss carryforwards                               --       124,000
  Other                                                      52,000         3,000
                                                    -----------------------------
                                                          5,473,000       840,000
Deferred income tax liabilities:
  Unrealized appreciation of fixed maturity
   securities                                              (108,336)           --
  Deferred policy acquisition costs                        (727,000)           --
  Value of insurance in force acquired                     (457,000)     (587,000)
  Other                                                    (335,167)      (13,000)
                                                    -----------------------------
                                                         (1,627,503)     (600,000)
Valuation allowance on deferred income tax assets,
  including amounts attributable to unrealized
  depreciation on available-for-sale fixed
  maturity securities of $69,000 at December 31,
  1996                                                           --      (240,000)
                                                    -----------------------------
Deferred income tax asset                           $     3,845,497  $         --
                                                    -----------------------------
                                                    -----------------------------

The Company regularly reviews its needs for a valuation allowance against its deferred income tax assets. During the year ended December 31, 1997, the Company became taxable and it is expected that it will continue to pay federal income taxes in the foreseeable future. As a result, the valuation allowance pertaining to deferred income tax assets was removed at December 31, 1997.

9. NOTE PAYABLE TO PARENT

On October 18, 1996, the Company borrowed $2,500,000 from its parent, American Equity Investment Life Holding Company, in the form of a surplus note. The note calls for the Company to pay the principal amount of the note and interest guarantee at an 8% annual rate. Any scheduled payment of interest or repayment of principal may be paid only out of the Company's earnings, subject to approval by the Insurance Division, Department of Commerce, of the State of Iowa.

10. RETIREMENT PLAN

During 1996, the Company adopted a contributory defined contribution plan which is qualified under Section 401(k) of the Internal Revenue Service Code. The plan covers substantially all full-time employees of the Company, subject to minimum eligibility requirements. Employees can contribute up to 15% of their annual salary (with a maximum contribution of $9,500 in 1997) to the plan. The Company contributes an additional amount, subject to limitations, based on the voluntary contribution of the employee. Further, the plan provides for additional employer contributions based on the discretion of the Board of Directors. The Company contributed $19,434 with respect to this plan during the year ended December 31, 1997. No contributions were made during 1996 to the plan.

11. STATUTORY FINANCIAL INFORMATION

CAPITAL RESTRICTIONS

Iowa Insurance Laws require domestic insurers to maintain a minimum of $5.0 million capital and surplus.

Prior approval of statutory authorities is required for the payment of dividends to the Company's stockholder which exceed an annual limitation. During 1998, the Company could pay dividends to its parent of approximately $6,471,000 without prior approval from regulatory authorities.

               AMERICAN EQUITY INVESTMENT LIFE INSURANCE COMPANY

11. STATUTORY FINANCIAL INFORMATION (CONTINUED)

STATUTORY ACCOUNTING POLICIES

The financial statements of the Company included herein differ from related statutory-basis principally as follows: (a) the bond portfolio is segregated into held-for-investment (carried at amortized cost), available-for-sale (carried at fair value), and trading (reported at fair value) classifications rather than generally being carried at amortized cost; (b) acquisition costs of acquiring new business are deferred and amortized over the life of the policies rather than charged to operations as incurred; (c) the excess of purchase price over net assets acquired in business combinations is allocated to identifiable intangibles such as value of insurance in force acquired, rather than being entirely attributable to goodwill (a portion of which may be non-admitted); (d) policy reserves on traditional life and accident and health products are based on reasonable assumptions of expected mortality, morbidity, interest and withdrawals which include a provision for possible adverse deviation from such assumptions which may differ from reserves based on statutory mortality rates and interest; (e) future policy benefit reserves on certain universal life and annuity products are based on full account values, rather than discounting methodologies utilizing statutory interest rates; (f) reinsurance amounts are shown as gross amounts, net of an allowance for uncollectible amounts, on the balance sheet rather than netted against the corresponding receivable or payable; (g) deferred income taxes are provided for the difference between the financial statement and income tax bases of assets and liabilities; (h) net realized gains or losses attributed to changes in the level of interest rates in the market are recognized as gains or losses in the statement of operations when the sale is completed rather than deferred and amortized over the remaining life of the fixed maturity security or mortgage loan; (i) declines in the estimated realizable value of investments are charged to the statement of operations for declines in value, when such declines in value are judged to be other than temporary rather than through the establishment of a formula-determined statutory investment reserve (carried as a liability), changes in which are charged directly to surplus, (j) agents' balances and certain other assets designated as "non-admitted assets" for statutory purposes are reported as assets rather than being charged to surplus; (k) revenues for universal life and annuity products consist of policy charges for the cost of insurance, policy administration charges, amortization of policy initiation fees and surrender charges assessed rather than premiums received; and (l) pension income or expense is recognized in accordance with SFAS No. 87, EMPLOYERS' ACCOUNTING FOR PENSIONS, rather than in accordance with rules and regulations permitted by the Employee Retirement Income Security Act of 1974; (m) surplus notes are reported as a liability rather than as a component of capital and surplus; and (n) assets and liabilities are restated to fair values when a change in ownership occurs, rather than continuing to be presented at historical cost.

Net income (loss) for the Company as determined in accordance with statutory accounting practices was $4,470,284, $1,174,811 and $(419) in 1997, 1996 and
1995, respectively, and total statutory capital and surplus of the Company was $64,709,809 and $17,302,272 at December 31, 1997 and 1996, respectively.

The National Association of Insurance Commissioners (NAIC) is in the process of codifying statutory accounting practices (Codification). Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification, which was approved by the NAIC in March 1998, will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before Codification becomes effective for the Company, the State of Iowa must adopt Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Insurance Division. At this time, it is unclear whether the State of Iowa will adopt Codification.

12. COMMITMENTS AND CONTINGENCIES

The Company has entered into General Agency Commission and Servicing Agreement with American Equity Investment Service Company (the Service Company), wholly-owned by the Company's chairman. Under the agreement, the Service Company acts as a national supervisory agent with responsibility for paying commissions to agents of the Company. The Service Company is obligated to pay a specified percentage of all commissions due to sales agents with the Company paying the remainder. The Company then pays renewal commissions to the Service Company (which are deferred as policy acquisition costs) over a six-year period on all policies remaining in force. During the year ended December 31, 1997, the Service Company paid $11,470,576 to agents of the Company and the Company paid renewal commissions to the Service Company of $1,360,410. At December 31, 1997, accounts payable to the Service Company aggregated $985,194 and is included in other liabilities.

               AMERICAN EQUITY INVESTMENT LIFE INSURANCE COMPANY

12. COMMITMENTS AND CONTINGENCIES (CONTINUED)

The Company leases its home office space and certain other equipment under operating leases which expire through October 2002. During the years ended December 31, 1997 and 1996, rent expense totaled $341,982 and $147,662, respectively. At December 31, 1997, minimum rental payments due under all noncancelable operating leases with initial terms of one year or more are:

Year ending December 31:
  1998                                                 $ 176,000
  1999                                                   176,000
  2000                                                   176,000
  2001                                                   176,000
  2002                                                   103,000
                                                       ---------
                                                       $ 807,000
                                                       ---------
                                                       ---------

Assessments are, from time to time, levied on the Company by life and health guaranty associations by most states in which the Company is licensed to cover losses to policyholders of insolvent or rehabilitated companies. In some states, these assessments can be partially recovered through a reduction in future premium taxes. Given the short period since inception, management believes that assessments against the Company for failure known to date will be minimal.

13. IMPACT OF YEAR 2000 (UNAUDITED)

The Company has developed a plan to assess its information technology needs to be ready for the Year 2000. During 1996, the Company purchased a new policy administration system which the vendor has represented is Year 2000 compliant. Additionally, the Company has begun converting any remaining non-compliant data processing systems. The Company currently expects the project to be substantially completed by early 1999 and does not expect the cost to modify systems used in the normal course of business to be significant. While additional testing will be conducted on its systems through the Year 2000, the Company does not expect this project to have a significant effect on operating activities.

To mitigate the effect of outside influences and other dependencies relative to the Year 2000, the Company's plan includes procedures to contact significant customers, suppliers and other third parties whose success in addressing their own Year 2000 issue will impact the Company's initiative. To the extent these third parties would be unable to transact business in the Year 2000 and thereafter, it could adversely affect the Company's operations.

--------------------------------------------------------------------------------
                   APPENDIX A
--------------------------------------------------------------------------------
ILLUSTRATIONS OF DEATH BENEFITS AND ACCUMULATED VALUES
                       The following tables illustrate how the death benefits, Accumulated Values and Surrender Values of a Policy may vary over an extended period of time at certain ages, assuming hypothetical gross rates of investment return for the Investment Options equivalent to constant gross annual rates of 0%, 4%, 8% and 12%. The hypothetical rates of investment return are for purposes of illustration only and should not be deemed a representation of past or future rates of investment return. Actual rates of return for a particular Policy may be more or less than the hypothetical investment rates of return and will depend on a number of factors including the investment allocations made by a Policyowner. Also, values would be different from those shown if the gross annual investment returns averaged 0%, 4%, 8% and 12% over a period of years but fluctuated above and below those averages for individual Policy Years.

                       The amounts shown are as of the end of each Policy Year. The tables assume that the assets in the Investment Options are subject to an annual expense ratio of 0.77% of the average daily net assets. This annual expense ratio is based on the average of the expense ratios of each of the Investment Options available under the Policy for the last fiscal year and takes into account current expense reimbursement arrangements. The fees and expenses of each Investment Option vary, and in 1997 the total fees and expenses ranged from an annual rate of 0.33% to an annual rate of 1.06% of average daily net assets. For information on Investment Option expenses, see the prospectuses for the Investment Options.

                       The tables reflect deduction of the premium expense charge, the monthly Policy expenses charge, the first-year monthly administrative charge, the first-year monthly expense charge, the daily charge for the Company's assumption of mortality and expense risks, and cost of insurance charges for the hypothetical Insured. The surrender values illustrated in the tables also reflect deduction of applicable surrender charges. The current charges and the higher guaranteed maximum charges the Company may charge are reflected in separate tables on each of the following pages.

                       Applying the current charges and the average Investment Option fees and expenses of 0.77% of average net assets, the gross annual rates of investment return of 0%, 4%, 8% and 12% would produce net annual rates of return of -1.82%, 2.18%, 6.18% and 10.18%, respectively, on a guaranteed basis, and -1.67%, 2.33%, 6.33% and 10.33%,
                       respectively, on a current basis.

                       The hypothetical values shown in the tables do not reflect any charges for federal income taxes against the Variable Account since the Company is not currently making such charges. However, such charges may be made in the future and, in that event, the gross annual investment rate of return would have to exceed 0%, 4%, 8% or 12% by an amount sufficient to cover tax charges in order to produce the death benefits and Accumulated Values illustrated. (See "FEDERAL TAX MATTERS--Taxation of the Company.")

                       The tables illustrate the Policy values that would result based upon the hypothetical investment rates of return if premiums are paid as indicated, if all Net Premiums are allocated to the Variable Account and if no Policy Loans have been made. The tables are also based on the assumptions that the Policyowner has not requested an increase or decrease in Specified Amount, and that no partial withdrawals or transfers have been made.

                       For comparative purposes, the second column of each table shows the amount to which the premiums would accumulate if an amount equal to those premiums were invested to earn interest at 5% compounded annually.

                                              *    *    *

                       Upon request, the Company will provide a comparable illustration based upon the proposed insured's age, sex and premium class, the Specified Amount or premium requested, and the proposed frequency of premium payments.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                         FEMALE AGE 35 AT LAST BIRTHDAY
                             DEATH BENEFIT OPTION A
           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $553
                           NON-TOBACCO PREMIUM CLASS

                                                                                                         ASSUMING
                                                           ASSUMING                            0% HYPOTHETICAL GROSS RETURN,
                                                0% HYPOTHETICAL GROSS RETURN,            NON-GUARANTEED CURRENT COST OF INSURANCE
                                        GUARANTEED MAXIMUM COST OF INSURANCE CHARGES,       CHARGES, AND NON-GUARANTEED CURRENT
                                            AND GUARANTEED MAXIMUM EXPENSE CHARGES                    EXPENSE CHARGES
                          PREMIUMS     ------------------------------------------------  -----------------------------------------
        END OF           ACCUMULATED     END OF YEAR       END OF YEAR     END OF YEAR    END OF YEAR   END OF YEAR   END OF YEAR
        POLICY              AT 5%        ACCUMULATED        SURRENDER         DEATH       ACCUMULATED    SURRENDER       DEATH
         YEAR             PER YEAR          VALUE             VALUE          BENEFIT         VALUE         VALUE        BENEFIT
     -----------        -------------  ---------------  -----------------  ------------  -------------  ------------  ------------
      1...............   $       581      $     106         $       0       $  100,106     $     227     $        0    $  100,227
      2...............         1,190            367                 0          100,367           563              0       100,563
      3...............         1,831            612                 0          100,612           886              0       100,886
      4...............         2,503              *                 *                *         1,194            218       101,194
      5...............         3,208              *                 *                *         1,488            512       101,488
      6...............         3,950              *                 *                *         1,766            930       101,766
      7...............         4,728              *                 *                *         2,028          1,375       102,028
      8...............         5,545              *                 *                *         2,273          1,795       102,273
      9...............         6,403              *                 *                *         2,502          2,191       102,502
     10...............         7,303              *                 *                *         2,715          2,563       102,715
     15...............        12,530              *                 *                *         3,482          3,482       103,482
     20...............        19,200              *                 *                *         3,611          3,611       103,611
     25...............        27,713              *                 *                *         2,976          2,976       102,976
     30...............        38,578              *                 *                *         1,329          1,329       101,329
     35...............             *              *                 *                *             *              *             *
     40...............             *              *                 *                *             *              *             *
     45...............             *              *                 *                *             *              *             *
     50...............             *              *                 *                *             *              *             *
     55...............             *              *                 *                *             *              *             *
     60...............             *              *                 *                *             *              *             *
     65...............             *              *                 *                *             *              *             *
     70...............             *              *                 *                *             *              *             *
     75...............             *              *                 *                *             *              *             *
     80...............             *              *                 *                *             *              *             *
 Age 65...............        38,578              *                 *                *         1,329          1,329       101,329
 Age 70...............             *              *                 *                *             *              *             *
Age 115...............             *              *                 *                *             *              *             *

------------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse because of insufficient Net Accumulated Value.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION AND THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 0% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF -1.82% ON A GUARANTEED BASIS AND -1.67% ON A CURRENT BASIS, RESPECTIVELY. THE DEATH BENEFIT AND ACCUMULATED VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                         FEMALE AGE 35 AT LAST BIRTHDAY
                             DEATH BENEFIT OPTION A
           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $553
                           NON-TOBACCO PREMIUM CLASS

                                                                                                         ASSUMING
                                                           ASSUMING                            4% HYPOTHETICAL GROSS RETURN,
                                                4% HYPOTHETICAL GROSS RETURN,            NON-GUARANTEED CURRENT COST OF INSURANCE
                                        GUARANTEED MAXIMUM COST OF INSURANCE CHARGES,       CHARGES, AND NON-GUARANTEED CURRENT
                                            AND GUARANTEED MAXIMUM EXPENSE CHARGES                    EXPENSE CHARGES
                          PREMIUMS     ------------------------------------------------  -----------------------------------------
        END OF           ACCUMULATED     END OF YEAR       END OF YEAR     END OF YEAR    END OF YEAR   END OF YEAR   END OF YEAR
        POLICY              AT 5%        ACCUMULATED        SURRENDER         DEATH       ACCUMULATED    SURRENDER       DEATH
         YEAR             PER YEAR          VALUE             VALUE          BENEFIT         VALUE         VALUE        BENEFIT
     -----------        -------------  ---------------  -----------------  ------------  -------------  ------------  ------------
      1...............   $       581      $     118         $       0       $  100,118     $     242     $        0    $  100,242
      2...............         1,190            399                 0          100,399           604              0       100,604
      3...............         1,831            674                 0          100,674           967              0       100,967
      4...............         2,503              *                 *                *         1,329            353       101,329
      5...............         3,208              *                 *                *         1,691            715       101,691
      6...............         3,950              *                 *                *         2,049          1,213       102,049
      7...............         4,728              *                 *                *         2,404          1,751       102,404
      8...............         5,545              *                 *                *         2,754          2,276       102,754
      9...............         6,403              *                 *                *         3,101          2,790       103,101
     10...............         7,303              *                 *                *         3,443          3,291       103,443
     15...............        12,530              *                 *                *         5,013          5,013       105,013
     20...............        19,200              *                 *                *         6,141          6,141       106,141
     25...............        27,713              *                 *                *         6,575          6,575       106,575
     30...............        38,578              *                 *                *         5,895          5,895       105,895
     35...............        52,445              *                 *                *         3,166          3,166       103,166
     40...............             *              *                 *                *             *              *             *
     45...............             *              *                 *                *             *              *             *
     50...............             *              *                 *                *             *              *             *
     55...............             *              *                 *                *             *              *             *
     60...............             *              *                 *                *             *              *             *
     65...............             *              *                 *                *             *              *             *
     70...............             *              *                 *                *             *              *             *
     75...............             *              *                 *                *             *              *             *
     80...............             *              *                 *                *             *              *             *
 Age 65...............        38,578              *                 *                *         5,895          5,895       105,895
 Age 70...............        52,445              *                 *                *         3,166          3,166       103,166
Age 115...............             *              *                 *                *             *              *             *

------------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse because of insufficient Net Accumulated Value.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION AND THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 4% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF 2.18% ON A GUARANTEED BASIS AND 2.33% ON A CURRENT BASIS, RESPECTIVELY. THE DEATH BENEFIT AND ACCUMULATED VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 4% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                         FEMALE AGE 35 AT LAST BIRTHDAY
                             DEATH BENEFIT OPTION A
           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $553
                           NON-TOBACCO PREMIUM CLASS

                                                       ASSUMING                                   ASSUMING
                                             8% HYPOTHETICAL GROSS RETURN,              8% HYPOTHETICAL GROSS RETURN,
                                         GUARANTEED MAXIMUM COST OF INSURANCE     NON-GUARANTEED CURRENT COST OF INSURANCE
                                        CHARGES, AND GUARANTEED MAXIMUM EXPENSE      CHARGES, AND NON-GUARANTEED CURRENT
                                                        CHARGES                                EXPENSE CHARGES
                          PREMIUMS     -----------------------------------------  -----------------------------------------
        END OF           ACCUMULATED    END OF YEAR   END OF YEAR   END OF YEAR    END OF YEAR   END OF YEAR   END OF YEAR
        POLICY              AT 5%       ACCUMULATED    SURRENDER       DEATH       ACCUMULATED    SURRENDER       DEATH
         YEAR             PER YEAR         VALUE         VALUE        BENEFIT         VALUE         VALUE        BENEFIT
     -----------        -------------  -------------  ------------  ------------  -------------  ------------  ------------
      1...............   $       581     $     130     $        0    $  100,130    $       257    $        0    $  100,257
      2...............         1,190           432              0       100,432            647             0       100,647
      3...............         1,831           740              0       100,740          1,053            77       101,053
      4...............         2,503         1,053             77       101,053          1,476           500       101,476
      5...............         3,208         1,371            395       101,371          1,916           940       101,916
      6...............         3,950         1,692            856       101,692          2,373         1,537       102,373
      7...............         4,728         2,014          1,361       102,014          2,846         2,193       102,846
      8...............         5,545         2,337          1,859       102,337          3,336         2,858       103,336
      9...............         6,403         2,662          2,351       102,662          3,845         3,534       103,845
     10...............         7,303         2,988          2,836       102,988          4,374         4,222       104,374
     15...............        12,530         4,581          4,581       104,581          7,279         7,279       107,279
     20...............        19,200         5,844          5,844       105,844         10,530        10,530       110,530
     25...............        27,713         6,274          6,274       106,274         14,032        14,032       114,032
     30...............        38,578         4,908          4,908       104,908         17,513        17,513       117,513
     35...............        52,445             *              *             *         20,079        20,079       120,079
     40...............        70,143             *              *             *         20,259        20,259       120,259
     45...............        92,730             *              *             *         14,180        14,180       114,180
     50...............       121,558             *              *             *              *             *             *
     55...............             *             *              *             *              *             *             *
     60...............             *             *              *             *              *             *             *
     65...............             *             *              *             *              *             *             *
     70...............             *             *              *             *              *             *             *
     75...............             *             *              *             *              *             *             *
     80...............             *             *              *             *              *             *             *
 Age 65...............        38,578         4,908          4,908       104,908         17,513        17,513       117,513
 Age 70...............        52,445             *              *             *         20,079        20,079       120,079
Age 115...............             *             *              *             *              *             *             *

------------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse because of insufficient Net Accumulated Value.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION AND THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 8% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF 6.18% ON A GUARANTEED BASIS AND 6.33% ON A CURRENT BASIS, RESPECTIVELY. THE DEATH BENEFIT AND ACCUMULATED VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 8% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                         FEMALE AGE 35 AT LAST BIRTHDAY
                             DEATH BENEFIT OPTION A
           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $553
                           NON-TOBACCO PREMIUM CLASS

                                                     ASSUMING                                      ASSUMING
                                          12% HYPOTHETICAL GROSS RETURN,                12% HYPOTHETICAL GROSS RETURN,
                                       GUARANTEED MAXIMUM COST OF INSURANCE        NON-GUARANTEED CURRENT COST OF INSURANCE
                                      CHARGES, AND GUARANTEED MAXIMUM EXPENSE    CHARGES, AND NON-GUARANTEED CURRENT EXPENSE
                                                      CHARGES                                      CHARGES
                        PREMIUMS     -----------------------------------------  ----------------------------------------------
       END OF          ACCUMULATED    END OF YEAR   END OF YEAR   END OF YEAR    END OF YEAR     END OF YEAR     END OF YEAR
       POLICY             AT 5%       ACCUMULATED    SURRENDER       DEATH       ACCUMULATED      SURRENDER         DEATH
        YEAR            PER YEAR         VALUE         VALUE        BENEFIT         VALUE           VALUE          BENEFIT
    -----------       -------------  -------------  ------------  ------------  --------------  --------------  --------------
      1.............   $       581    $       142    $        0    $  100,142   $          271  $            0  $      100,271
      2.............         1,190            466             0       100,466              690               0         100,690
      3.............         1,831            809             0       100,809            1,144             168         101,144
      4.............         2,503          1,174           198       101,174            1,635             659         101,635
      5.............         3,208          1,562           586       101,562            2,167           1,191         102,167
      6.............         3,950          1,971         1,135       101,971            2,742           1,906         102,742
      7.............         4,728          2,403         1,750       102,403            3,364           2,711         103,364
      8.............         5,545          2,859         2,381       102,859            4,038           3,560         104,038
      9.............         6,403          3,344         3,033       103,344            4,768           4,457         104,768
     10.............         7,303          3,858         3,706       103,858            5,561           5,409         105,561
     15.............        12,530          6,940         6,940       106,940           10,633          10,633         110,633
     20.............        19,200         10,970        10,970       110,970           18,157          18,157         118,157
     25.............        27,713         16,109        16,109       116,109           29,447          29,447         129,447
     30.............        38,578         22,330        22,330       122,330           46,504          46,504         146,504
     35.............        52,445         28,283        28,283       128,283           72,006          72,006         172,006
     40.............        70,143         31,088        31,088       131,088          110,081         110,081         210,081
     45.............        92,730         21,633        21,633       121,633          165,382         165,382         265,382
     50.............       121,558              *             *             *          245,204         245,204         345,204
     55.............       158,351              *             *             *          359,631         359,631         459,631
     60.............       205,309              *             *             *          523,479         523,479         623,479
     65.............       265,240              *             *             *          701,287         701,287         801,287
     70.............       341,730              *             *             *          896,995         896,995         996,995
     75.............       439,352              *             *             *        1,185,875       1,185,875       1,285,875
     80.............       563,945              *             *             *        1,637,969       1,637,969       1,737,969
 Age 65.............        38,578         22,330        22,330       122,330           46,504          46,504         146,504
 Age 70.............        52,445         28,283        28,283       128,283           72,006          72,006         172,006
Age 115.............       563,945              *             *             *        1,637,969       1,637,969       1,737,969

------------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse because of insufficient Net Accumulated Value.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION AND THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF 10.18% ON A GUARANTEED BASIS AND 10.33% ON A CURRENT BASIS, RESPECTIVELY. THE DEATH BENEFIT AND ACCUMULATED VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                         FEMALE AGE 35 AT LAST BIRTHDAY
                             DEATH BENEFIT OPTION B
           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $553
                           NON-TOBACCO PREMIUM CLASS

                                                                                                       ASSUMING
                                                          ASSUMING                           0% HYPOTHETICAL GROSS RETURN,
                                               0% HYPOTHETICAL GROSS RETURN,           NON-GUARANTEED CURRENT COST OF INSURANCE
                                       GUARANTEED MAXIMUM COST OF INSURANCE CHARGES,      CHARGES, AND NON-GUARANTEED CURRENT
                                           AND GUARANTEED MAXIMUM EXPENSE CHARGES                   EXPENSE CHARGES
                          PREMIUMS     ----------------------------------------------  -----------------------------------------
        END OF           ACCUMULATED    END OF YEAR      END OF YEAR     END OF YEAR    END OF YEAR   END OF YEAR   END OF YEAR
        POLICY              AT 5%       ACCUMULATED       SURRENDER         DEATH       ACCUMULATED    SURRENDER       DEATH
         YEAR             PER YEAR         VALUE            VALUE          BENEFIT         VALUE         VALUE        BENEFIT
     -----------        -------------  -------------  -----------------  ------------  -------------  ------------  ------------
      1...............   $       581     $     107        $       0       $  100,000     $     228     $        0    $  100,000
      2...............         1,190           369                0          100,000           565              0       100,000
      3...............         1,831           614                0          100,000           888              0       100,000
      4...............         2,503             *                *                *         1,198            222       100,000
      5...............         3,208             *                *                *         1,494            518       100,000
      6...............         3,950             *                *                *         1,775            939       100,000
      7...............         4,728             *                *                *         2,039          1,386       100,000
      8...............         5,545             *                *                *         2,288          1,810       100,000
      9...............         6,403             *                *                *         2,522          2,211       100,000
     10...............         7,303             *                *                *         2,740          2,588       100,000
     15...............        12,500             *                *                *         3,546          3,546       100,000
     20...............        19,200             *                *                *         3,740          3,740       100,000
     25...............        27,713             *                *                *         3,190          3,190       100,000
     30...............        38,578             *                *                *         1,624          1,624       100,000
     35...............             *             *                *                *             *              *             *
     40...............             *             *                *                *             *              *             *
     45...............             *             *                *                *             *              *             *
     50...............             *             *                *                *             *              *             *
     55...............             *             *                *                *             *              *             *
     60...............             *             *                *                *             *              *             *
 Age 65...............        38,578             *                *                *         1,624          1,624       100,000
 Age 70...............             *             *                *                *             *              *             *
Age 115...............             *             *                *                *             *              *             *

------------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse because of insufficient Net Accumulated Value.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION AND THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 0% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF -1.82% ON A GUARANTEED BASIS AND -1.67% ON A CURRENT BASIS, RESPECTIVELY. THE DEATH BENEFIT AND ACCUMULATED VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                         FEMALE AGE 35 AT LAST BIRTHDAY
                             DEATH BENEFIT OPTION B
           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $553
                           NON-TOBACCO PREMIUM CLASS

                                                                                                         ASSUMING
                                                           ASSUMING                            4% HYPOTHETICAL GROSS RETURN,
                                                4% HYPOTHETICAL GROSS RETURN,            NON-GUARANTEED CURRENT COST OF INSURANCE
                                        GUARANTEED MAXIMUM COST OF INSURANCE CHARGES,       CHARGES, AND NON-GUARANTEED CURRENT
                                            AND GUARANTEED MAXIMUM EXPENSE CHARGES                    EXPENSE CHARGES
                          PREMIUMS     ------------------------------------------------  -----------------------------------------
        END OF           ACCUMULATED     END OF YEAR       END OF YEAR     END OF YEAR    END OF YEAR   END OF YEAR   END OF YEAR
        POLICY              AT 5%        ACCUMULATED        SURRENDER         DEATH       ACCUMULATED    SURRENDER       DEATH
         YEAR             PER YEAR          VALUE             VALUE          BENEFIT         VALUE         VALUE        BENEFIT
     -----------        -------------  ---------------  -----------------  ------------  -------------  ------------  ------------
      1...............   $       581      $     119         $       0       $  100,000     $     242     $        0    $  100,000
      2...............         1,190            400                 0          100,000           605              0       100,000
      3...............         1,831            676                 0          100,000           969              0       100,000
      4...............         2,503              *                 *                *         1,334            358       100,000
      5...............         3,208              *                 *                *         1,698            722       100,000
      6...............         3,950              *                 *                *         2,059          1,223       100,000
      7...............         4,728              *                 *                *         2,418          1,765       100,000
      8...............         5,545              *                 *                *         2,774          2,296       100,000
      9...............         6,403              *                 *                *         3,126          2,815       100,000
     10...............         7,303              *                 *                *         3,477          2,325       100,000
     15...............        12,530              *                 *                *         5,110          5,110       100,000
     20...............        19,200              *                 *                *         6,367          6,367       100,000
     25...............        27,713              *                 *                *         7,023          7,023       100,000
     30...............        38,578              *                 *                *         6,683          6,683       100,000
     35...............        52,445              *                 *                *         4,404          4,404       100,000
     40...............        70,143              *                 *                *             *              *             *
     45...............             *              *                 *                *             *              *             *
     50...............             *              *                 *                *             *              *             *
     55...............             *              *                 *                *             *              *             *
     60...............             *              *                 *                *             *              *             *
     65...............             *              *                 *                *             *              *             *
     70...............             *              *                 *                *             *              *             *
     75...............             *              *                 *                *             *              *             *
     80...............             *              *                 *                *             *              *             *
 Age 65...............        38,578              *                 *                *         6,683          6,683       100,000
 Age 70...............        52,445              *                 *                *         4,404          4,404       100,000
Age 115...............             *              *                 *                *             *              *             *

------------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse because of insufficient Net Accumulated Value.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION AND THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 4% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF 2.18% ON A GUARANTEED BASIS AND 2.33% ON A CURRENT BASIS, RESPECTIVELY. THE DEATH BENEFIT AND ACCUMULATED VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 4% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                         FEMALE AGE 35 AT LAST BIRTHDAY
                             DEATH BENEFIT OPTION B
           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $553
                           NON-TOBACCO PREMIUM CLASS

                                                       ASSUMING                                   ASSUMING
                                             8% HYPOTHETICAL GROSS RETURN,              8% HYPOTHETICAL GROSS RETURN,
                                         GUARANTEED MAXIMUM COST OF INSURANCE     NON-GUARANTEED CURRENT COST OF INSURANCE
                                        CHARGES, AND GUARANTEED MAXIMUM EXPENSE      CHARGES, AND NON-GUARANTEED CURRENT
                                                        CHARGES                                EXPENSE CHARGES
                          PREMIUMS     -----------------------------------------  -----------------------------------------
        END OF           ACCUMULATED    END OF YEAR   END OF YEAR   END OF YEAR    END OF YEAR   END OF YEAR   END OF YEAR
        POLICY              AT 5%       ACCUMULATED    SURRENDER       DEATH       ACCUMULATED    SURRENDER       DEATH
         YEAR             PER YEAR         VALUE         VALUE        BENEFIT         VALUE         VALUE        BENEFIT
     -----------        -------------  -------------  ------------  ------------  -------------  ------------  ------------
      1...............   $       581     $     131     $        0    $  100,000    $       257    $        0    $  100,000
      2...............         1,190           433              0       100,000            648             0       100,000
      3...............         1,831           743              0       100,000          1,056            80       100,000
      4...............         2,503         1,058             82       100,000          1,481           505       100,000
      5...............         3,208         1,380            404       100,000          1,924           948       100,000
      6...............         3,950         1,705            869       100,000          2,385         1,549       100,000
      7...............         4,728         2,033          1,380       100,000          2,863         2,210       100,000
      8...............         5,545         2,364          1,886       100,000          3,360         2,882       100,000
      9...............         6,403         2,698          2,387       100,000          3,878         3,567       100,000
     10...............         7,303         3,036          2,884       100,000          4,418         4,266       100,000
     15...............        12,530         4,731          4,731       100,000          7,426         7,426       100,000
     20...............        19,200         6,217          6,217       100,000         10,930        10,930       100,000
     25...............        27,713         7,073          7,073       100,000         14,975        14,975       100,000
     30...............        38,578         6,434          6,434       100,000         19,552        19,552       100,000
     35...............        52,445         1,834          1,834       100,000         24,290        24,290       100,000
     40...............        70,143             *              *             *         28,619        28,619       100,000
     45...............        92,730             *              *             *         32,407        30,407       100,000
     50...............       121,558             *              *             *         25,872        25,872       100,000
     55...............             *             *              *             *          4,724         4,724       100,000
     60...............             *             *              *             *              *             *             *
     65...............             *             *              *             *              *             *             *
     70...............             *             *              *             *              *             *             *
     75...............             *             *              *             *              *             *             *
     80...............             *             *              *             *              *             *             *
 Age 65...............        38,578         6,434          6,434       100,000         19,552        19,552       100,000
 Age 70...............        52,445         1,834          1,834       100,000         24,290        24,290       100,000
Age 115...............             *             *              *             *              *             *             *

------------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse because of insufficient Net Accumulated Value.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION AND THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 8% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF 6.18% ON A GUARANTEED BASIS AND 6.33% ON A CURRENT BASIS, RESPECTIVELY. THE DEATH BENEFIT AND ACCUMULATED VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 8% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                         FEMALE AGE 35 AT LAST BIRTHDAY
                             DEATH BENEFIT OPTION B
           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $553
                           NON-TOBACCO PREMIUM CLASS

                                                                                                   ASSUMING
                                                   ASSUMING                             12% HYPOTHETICAL GROSS RETURN,
                                        12% HYPOTHETICAL GROSS RETURN,             NON-GUARANTEED CURRENT COST OF INSURANCE
                                GUARANTEED MAXIMUM COST OF INSURANCE CHARGES,    CHARGES, AND NON-GUARANTEED CURRENT EXPENSE
                                    AND GUARANTEED MAXIMUM EXPENSE CHARGES                         CHARGES
                   PREMIUMS     ----------------------------------------------  ----------------------------------------------
    END OF        ACCUMULATED    END OF YEAR     END OF YEAR     END OF YEAR     END OF YEAR     END OF YEAR     END OF YEAR
    POLICY           AT 5%       ACCUMULATED      SURRENDER         DEATH        ACCUMULATED      SURRENDER         DEATH
     YEAR          PER YEAR         VALUE           VALUE          BENEFIT          VALUE           VALUE          BENEFIT
---------------  -------------  --------------  --------------  --------------  --------------  --------------  --------------
      1........   $       581   $          143  $            0  $      100,000  $          272  $            0  $      100,000
      2........         1,190              467               0         100,000             691               0         100,000
      3........         1,831              813               0         100,000           1,146             170         100,000
      4........         2,503            1,180             204         100,000           1,640             664         100,000
      5........         3,208            1,572             596         100,000           2,176           1,200         100,000
      6........         3,950            1,987           1,151         100,000           2,756           1,920         100,000
      7........         4,728            2,426           1,773         100,000           3,385           2,732         100,000
      8........         5,545            2,893           2,415         100,000           4,068           3,590         100,000
      9........         6,403            3,390           3,079         100,000           4,810           4,499         100,000
     10........         7,303            3,922           3,770         100,000           5,619           5,467         100,000
     15........        12,530            7,171           7,171         100,000          10,856          10,856         100,000
     20........        19,200           11,653          11,653         100,000          18,865          18,865         100,000
     25........        27,713           17,902          17,902         100,000          31,429          31,429         100,000
     30........        38,578           26,751          26,751         100,000          51,677          51,677         100,000
     35........        52,445           39,032          39,032         100,000          85,218          85,218         100,000
     40........        70,143           57,039          57,039         100,000         141,152         141,152         151,032
     45........        92,730           86,186          86,186         100,000         232,243         232,243         243,855
     50........       121,558          139,258         139,258         146,220         378,555         378,555         397,483
     55........       158,351          220,540         220,540         231,567         611,274         611,274         641,838
     60........       205,309          348,805         348,805         352,293         987,640         987,640         997,517
     65........       265,240          551,296         551,296         556,809       1,597,290       1,597,290       1,613,263
     70........       341,730          850,593         850,593         859,099       2,563,667       2,563,667       2,589,304
     75........       439,352        1,310,844       1,310,844       1,323,952       4,103,173       4,103,173       4,144,205
     80........       563,945        2,018,604       2,018,604       2,038,790       6,555,314       6,555,314       6,620,867
 Age 65........        38,578           26,751          26,751         100,000          51,677          51,677         100,000
 Age 70........        52,445           39,032          39,032         100,000          85,218          85,218         100,000
Age 115........       563,945        2,018,604       2,018,604       2,038,790       6,555,314       6,555,314       6,620,867

------------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse because of insufficient Net Accumulated Value.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION AND THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF 10.18% ON A GUARANTEED BASIS AND 10.33% ON A CURRENT BASIS, RESPECTIVELY. THE DEATH BENEFIT AND ACCUMULATED VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                          MALE AGE 35 AT LAST BIRTHDAY
                             DEATH BENEFIT OPTION A
           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $709
                           NON-TOBACCO PREMIUM CLASS

                                                       ASSUMING                                   ASSUMING
                                             0% HYPOTHETICAL GROSS RETURN,              0% HYPOTHETICAL GROSS RETURN,
                                         GUARANTEED MAXIMUM COST OF INSURANCE     NON-GUARANTEED CURRENT COST OF INSURANCE
                                        CHARGES, AND GUARANTEED MAXIMUM EXPENSE      CHARGES, AND NON-GUARANTEED CURRENT
                                                        CHARGES                                EXPENSE CHARGES
                          PREMIUMS     -----------------------------------------  -----------------------------------------
        END OF           ACCUMULATED    END OF YEAR   END OF YEAR   END OF YEAR    END OF YEAR   END OF YEAR   END OF YEAR
        POLICY              AT 5%       ACCUMULATED    SURRENDER       DEATH       ACCUMULATED    SURRENDER       DEATH
         YEAR             PER YEAR         VALUE         VALUE        BENEFIT         VALUE         VALUE        BENEFIT
     -----------        -------------  -------------  ------------  ------------  -------------  ------------  ------------
      1...............   $       744     $     227     $        0    $  100,227     $     356     $        0    $  100,356
      2...............         1,526           608              0       100,608           818              0       100,818
      3...............         2,347           969              0       100,969         1,265              0       101,265
      4...............         3,209         1,311             23       101,311         1,696            408       101,696
      5...............         4,114         1,634            503       101,634         2,110            979       102,110
      6...............         5,064         1,933          1,013       101,933         2,507          1,587       102,507
      7...............         6,061         2,209          1,491       102,209         2,884          2,166       102,884
      8...............         7,109         2,462          1,936       102,462         3,243          2,717       103,243
      9...............         8,209         2,689          2,347       102,689         3,582          3,240       103,582
     10...............         9,364         2,890          2,723       102,890         3,900          3,733       103,900
     15...............        16,064         3,419          3,419       103,419         5,091          5,091       105,091
     20...............        24,616         2,870          2,870       102,870         5,391          5,391       105,391
     25...............        35,530           539            539       100,539         4,348          4,348       104,348
     30...............        49,460             *              *             *         1,345          1,345       101,345
     35...............             *             *              *             *             *              *             *
     40...............             *             *              *             *             *              *             *
     45...............             *             *              *             *             *              *             *
     50...............             *             *              *             *             *              *             *
     55...............             *             *              *             *             *              *             *
     60...............             *             *              *             *             *              *             *
     65...............             *             *              *             *             *              *             *
     70...............             *             *              *             *             *              *             *
     75...............             *             *              *             *             *              *             *
     80...............             *             *              *             *             *              *             *
 Age 65...............        49,460             *              *             *         1,345          1,345       101,345
 Age 70...............             *             *              *             *             *              *             *
Age 115...............             *             *              *             *             *              *             *

------------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse because of insufficient Net Accumulated Value.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION AND THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 0% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF -1.82% ON A GUARANTEED BASIS AND -1.67% ON A CURRENT BASIS, RESPECTIVELY. THE DEATH BENEFIT AND ACCUMULATED VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                          MALE AGE 35 AT LAST BIRTHDAY
                             DEATH BENEFIT OPTION A
           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $709
                           NON-TOBACCO PREMIUM CLASS

                                                       ASSUMING                                   ASSUMING
                                             4% HYPOTHETICAL GROSS RETURN,              4% HYPOTHETICAL GROSS RETURN,
                                         GUARANTEED MAXIMUM COST OF INSURANCE     NON-GUARANTEED CURRENT COST OF INSURANCE
                                        CHARGES, AND GUARANTEED MAXIMUM EXPENSE      CHARGES, AND NON-GUARANTEED CURRENT
                                                        CHARGES                                EXPENSE CHARGES
                          PREMIUMS     -----------------------------------------  -----------------------------------------
        END OF           ACCUMULATED    END OF YEAR   END OF YEAR   END OF YEAR    END OF YEAR   END OF YEAR   END OF YEAR
        POLICY              AT 5%       ACCUMULATED    SURRENDER       DEATH       ACCUMULATED    SURRENDER       DEATH
         YEAR             PER YEAR         VALUE         VALUE        BENEFIT         VALUE         VALUE        BENEFIT
     -----------        -------------  -------------  ------------  ------------  -------------  ------------  ------------
      1...............   $       744     $     244     $        0    $  100,244     $     376     $        0    $  100,376
      2...............         1,526           655              0       100,655           875              0       100,875
      3...............         2,347         1,062              0       101,062         1,379             91       101,379
      4...............         3,209         1,465            177       101,465         1,885            597       101,885
      5...............         4,114         1,863            732       101,863         2,393          1,262       102,393
      6...............         5,064         2,252          1,332       102,252         2,902          1,982       102,902
      7...............         6,061         2,632          1,914       102,632         3,411          2,693       103,411
      8...............         7,109         3,001          2,475       103,001         3,918          3,392       103,918
      9...............         8,209         3,356          3,014       103,356         4,424          4,082       104,424
     10...............         9,364         3,696          3,529       103,696         4,925          4,758       104,925
     15...............        16,064         5,061          5,061       105,061         7,268          7,268       107,268
     20...............        24,616         5,450          5,450       105,450         9,023          9,023       109,023
     25...............        35,530         3,872          3,872       103,872         9,545          9,545       109,545
     30...............        49,460             *              *             *         7,882          7,882       107,882
     35...............        67,239             *              *             *         2,685          2,685       102,685
     40...............             *             *              *             *             *              *             *
     45...............             *             *              *             *             *              *             *
     50...............             *             *              *             *             *              *             *
     55...............             *             *              *             *             *              *             *
     60...............             *             *              *             *             *              *             *
     65...............             *             *              *             *             *              *             *
     70...............             *             *              *             *             *              *             *
     75...............             *             *              *             *             *              *             *
     80...............             *             *              *             *             *              *             *
 Age 65...............        49,460             *              *             *         7,882          7,882       107,882
 Age 70...............        67,239             *              *             *         2,685          2,685       102,685
Age 115...............             *             *              *             *             *              *             *

------------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse because of insufficient Net Accumulated Value.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION AND THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 4% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF 2.18% ON A GUARANTEED BASIS AND 2.33% ON A CURRENT BASIS, RESPECTIVELY. THE DEATH BENEFIT AND ACCUMULATED VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 4% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                          MALE AGE 35 AT LAST BIRTHDAY
                             DEATH BENEFIT OPTION A
           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $709
                           NON-TOBACCO PREMIUM CLASS

                                                       ASSUMING                                   ASSUMING
                                             8% HYPOTHETICAL GROSS RETURN,              8% HYPOTHETICAL GROSS RETURN,
                                         GUARANTEED MAXIMUM COST OF INSURANCE     NON-GUARANTEED CURRENT COST OF INSURANCE
                                        CHARGES, AND GUARANTEED MAXIMUM EXPENSE      CHARGES, AND NON-GUARANTEED CURRENT
                                                        CHARGES                                EXPENSE CHARGES
                          PREMIUMS     -----------------------------------------  -----------------------------------------
        END OF           ACCUMULATED    END OF YEAR   END OF YEAR   END OF YEAR    END OF YEAR   END OF YEAR   END OF YEAR
        POLICY              AT 5%       ACCUMULATED    SURRENDER       DEATH       ACCUMULATED    SURRENDER       DEATH
         YEAR             PER YEAR         VALUE         VALUE        BENEFIT         VALUE         VALUE        BENEFIT
     -----------        -------------  -------------  ------------  ------------  -------------  ------------  ------------
      1...............   $       744    $       262    $        0    $  100,262    $       396    $        0    $  100,396
      2...............         1,526            704             0       100,704            934             0       100,934
      3...............         2,347          1,161             0       101,161          1,499           211       101,499
      4...............         3,209          1,632           344       101,632          2,090           802       102,090
      5...............         4,114          2,119           988       102,119          2,708         1,577       102,708
      6...............         5,064          2,618         1,698       102,618          3,355         2,435       103,355
      7...............         6,061          3,130         2,412       103,130          4,029         3,311       104,029
      8...............         7,109          3,653         3,127       103,653          4,734         4,208       104,734
      9...............         8,209          4,187         3,845       104,187          5,468         5,126       105,468
     10...............         9,364          4,731         4,564       104,731          6,234         6,067       106,234
     15...............        16,064          7,512         7,512       107,512         10,479        10,479       110,479
     20...............        24,616         10,025        10,025       110,025         15,290        15,290       115,290
     25...............        35,530         11,210        11,210       111,210         20,241        20,241       120,241
     30...............        49,460          9,110         9,110       109,110         24,497        24,497       124,497
     35...............        67,239              *             *             *         26,620        26,620       126,620
     40...............        89,929              *             *             *         23,935        23,935       123,935
     45...............       118,889              *             *             *         11,882        11,882       111,882
     50...............             *              *             *             *              *             *             *
     55...............             *              *             *             *              *             *             *
     60...............             *              *             *             *              *             *             *
     65...............             *              *             *             *              *             *             *
     70...............             *              *             *             *              *             *             *
     75...............             *              *             *             *              *             *             *
     80...............             *              *             *             *              *             *             *
 Age 65...............        49,460          9,110         9,110       109,110         24,497        24,497       124,497
 Age 70...............        67,239              *             *             *         26,620        26,620       126,620
Age 115...............             *              *             *             *              *             *             *

------------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse because of insufficient Net Accumulated Value.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION AND THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 8% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF 6.18% ON A GUARANTEED BASIS AND 6.33% ON A CURRENT BASIS, RESPECTIVELY. THE DEATH BENEFIT AND ACCUMULATED VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 8% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                          MALE AGE 35 AT LAST BIRTHDAY
                             DEATH BENEFIT OPTION A
           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $709
                           NON-TOBACCO PREMIUM CLASS

                                                       ASSUMING                                      ASSUMING
                                            12% HYPOTHETICAL GROSS RETURN,                12% HYPOTHETICAL GROSS RETURN,
                                         GUARANTEED MAXIMUM COST OF INSURANCE        NON-GUARANTEED CURRENT COST OF INSURANCE
                                        CHARGES, AND GUARANTEED MAXIMUM EXPENSE    CHARGES, AND NON-GUARANTEED CURRENT EXPENSE
                                                        CHARGES                                      CHARGES
                          PREMIUMS     -----------------------------------------  ----------------------------------------------
        END OF           ACCUMULATED    END OF YEAR   END OF YEAR   END OF YEAR    END OF YEAR     END OF YEAR     END OF YEAR
        POLICY              AT 5%       ACCUMULATED    SURRENDER       DEATH       ACCUMULATED      SURRENDER         DEATH
         YEAR             PER YEAR         VALUE         VALUE        BENEFIT         VALUE           VALUE          BENEFIT
     -----------        -------------  -------------  ------------  ------------  --------------  --------------  --------------
      1...............   $       744    $       279    $        0    $  100,279   $          416  $            0  $      100,416
      2...............         1,526            754             0       100,754              995               0         100,995
      3...............         2,347          1,265             0       101,265            1,625             337         101,625
      4...............         3,029          1,814           526       101,814            2,311           1,023         102,311
      5...............         4,114          2,404         1,273       102,404            3,059           1,928         103,059
      6...............         5,064          3,037         2,117       103,037            3,871           2,951         103,871
      7...............         6,061          3,715         2,997       103,715            4,755           4,037         104,755
      8...............         7,109          4,442         3,916       104,442            5,717           5,191         105,717
      9...............         8,209          5,221         4,879       105,221            6,763           6,421         106,763
     10...............         9,364          6,055         5,888       106,055            7,901           7,734         107,901
     15...............        16,064         11,166        11,166       111,166           15,221          15,221         115,221
     20...............        24,616         18,106        18,106       118,106           26,134          26,134         126,134
     25...............        35,530         26,953        26,953       126,953           42,232          42,232         142,232
     30...............        49,460         37,265        37,265       137,265           65,833          65,833         165,833
     35...............        67,239         47,076        47,076       147,076          100,390         100,390         200,390
     40...............        89,929         51,519        51,519       151,519          150,776         150,776         250,776
     45...............       118,889         39,636        39,636       139,636          223,892         223,892         323,892
     50...............       155,849              *             *             *          331,464         331,464         431,464
     55...............       203,020              *             *             *          491,497         491,497         591,497
     60...............       263,225              *             *             *          733,492         733,492         833,492
     65...............       340,062              *             *             *        1,044,009       1,044,009       1,144,009
     70...............       438,129              *             *             *        1,457,833       1,457,833       1,557,833
     75...............       563,290              *             *             *        2,103,237       2,103,237       2,203,237
     80...............       723,030              *             *             *        3,138,146       3,138,146       3,238,146
 Age 65...............        49,460         37,265        37,265       137,265           65,833          65,833         165,833
 Age 70...............        67,239         47,076        47,076       147,076          100,390         100,390         200,390
Age 115...............       723,030              *             *             *        3,138,146       3,138,146       3,238,146

------------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse because of insufficient Net Accumulated Value.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION AND THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF 10.18% ON A GUARANTEED BASIS AND 10.33% ON A CURRENT BASIS, RESPECTIVELY. THE DEATH BENEFIT AND ACCUMULATED VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                          MALE AGE 35 AT LAST BIRTHDAY
                             DEATH BENEFIT OPTION B
           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $709
                           NON-TOBACCO PREMIUM CLASS

                                                       ASSUMING                                   ASSUMING
                                             0% HYPOTHETICAL GROSS RETURN,              0% HYPOTHETICAL GROSS RETURN,
                                         GUARANTEED MAXIMUM COST OF INSURANCE     NON-GUARANTEED CURRENT COST OF INSURANCE
                                        CHARGES, AND GUARANTEED MAXIMUM EXPENSE      CHARGES, AND NON-GUARANTEED CURRENT
                                                        CHARGES                                EXPENSE CHARGES
                          PREMIUMS     -----------------------------------------  -----------------------------------------
        END OF           ACCUMULATED    END OF YEAR   END OF YEAR   END OF YEAR    END OF YEAR   END OF YEAR   END OF YEAR
        POLICY              AT 5%       ACCUMULATED    SURRENDER       DEATH       ACCUMULATED    SURRENDER       DEATH
         YEAR             PER YEAR         VALUE         VALUE        BENEFIT         VALUE         VALUE        BENEFIT
     -----------        -------------  -------------  ------------  ------------  -------------  ------------  ------------
      1...............   $       744     $     228     $        0    $  100,000     $     356     $        0    $  100,000
      2...............         1,526           610              0       100,000           820              0       100,000
      3...............         2,347           973              0       100,000         1,269              0       100,000
      4...............         3,209         1,319             31       100,000         1,702            414       100,000
      5...............         4,114         1,645            514       100,000         2,120            989       100,000
      6...............         5,064         1,949          1,029       100,000         2,520          1,600       100,000
      7...............         6,061         2,231          1,513       100,000         2,903          2,185       100,000
      8...............         7,109         2,491          1,965       100,000         3,267          2,741       100,000
      9...............         8,209         2,726          2,384       100,000         3,613          3,271       100,000
     10...............         9,364         2,936          2,769       100,000         3,940          3,773       100,000
     15...............        16,064         3,533          3,533       100,000         5,195          5,195       100,000
     20...............        24,616         3,086          3,086       100,000         5,611          5,611       100,000
     25...............        35,530           852            852       100,000         4,746          4,746       100,000
     30...............        49,460             *              *             *         1,920          1,920       100,000
     35...............             *             *              *             *             *              *             *
     40...............             *             *              *             *             *              *             *
     45...............             *             *              *             *             *              *             *
     50...............             *             *              *             *             *              *             *
     55...............             *             *              *             *             *              *             *
     60...............             *             *              *             *             *              *             *
 Age 65...............        49,460             *              *             *         1,920          1,920       100,000
 Age 70...............             *             *              *             *             *              *             *
Age 115...............             *             *              *             *             *              *             *

------------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse because of insufficient Net Accumulated Value.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION AND THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 0% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF -1.82% ON A GUARANTEED BASIS AND -1.67% ON A CURRENT BASIS, RESPECTIVELY. THE DEATH BENEFIT AND ACCUMULATED VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                          MALE AGE 35 AT LAST BIRTHDAY
                             DEATH BENEFIT OPTION B
           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $709
                           NON-TOBACCO PREMIUM CLASS

                                                       ASSUMING                                   ASSUMING
                                             4% HYPOTHETICAL GROSS RETURN,              4% HYPOTHETICAL GROSS RETURN,
                                         GUARANTEED MAXIMUM COST OF INSURANCE     NON-GUARANTEED CURRENT COST OF INSURANCE
                                        CHARGES, AND GUARANTEED MAXIMUM EXPENSE      CHARGES, AND NON-GUARANTEED CURRENT
                                                        CHARGES                                EXPENSE CHARGES
                          PREMIUMS     -----------------------------------------  -----------------------------------------
        END OF           ACCUMULATED    END OF YEAR   END OF YEAR   END OF YEAR    END OF YEAR   END OF YEAR   END OF YEAR
        POLICY              AT 5%       ACCUMULATED    SURRENDER       DEATH       ACCUMULATED    SURRENDER       DEATH
         YEAR             PER YEAR         VALUE         VALUE        BENEFIT         VALUE         VALUE        BENEFIT
     -----------        -------------  -------------  ------------  ------------  -------------  ------------  ------------
      1...............   $       744     $     245     $        0    $  100,000    $       376    $        0    $  100,000
      2...............         1,526           657              0       100,000            877             0       100,000
      3...............         2,347         1,067              0       100,000          1,382            94       100,000
      4...............         3,209         1,473            185       100,000          1,891           603       100,000
      5...............         4,114         1,876            745       100,000          2,404         1,273       100,000
      6...............         5,064         2,271          1,351       100,000          2,918         1,998       100,000
      7...............         6,061         2,659          1,941       100,000          3,433         2,715       100,000
      8...............         7,109         3,037          2,511       100,000          3,949         3,423       100,000
      9...............         8,209         3,404          3,062       100,000          4,464         4,122       100,000
     10...............         9,364         3,758          3,591       100,000          4,977         4,810       100,000
     15...............        16,064         5,235          5,235       100,000          7,424         7,424       100,000
     20...............        24,616         5,840          5,840       100,000          9,407         9,407       100,000
     25...............        35,530         4,612          4,612       100,000         10,371        10,371       100,000
     30...............        49,460             *              *             *          9,442         9,442       100,000
     35...............        67,239             *              *             *          5,185         5,185       100,000
     40...............             *             *              *             *              *             *             *
     45...............             *             *              *             *              *             *             *
     50...............             *             *              *             *              *             *             *
     55...............             *             *              *             *              *             *             *
     60...............             *             *              *             *              *             *             *
     65...............             *             *              *             *              *             *             *
     70...............             *             *              *             *              *             *             *
     75...............             *             *              *             *              *             *             *
     80...............             *             *              *             *              *             *             *
 Age 65...............        49,460             *              *             *          9,442         9,442       100,000
 Age 70...............        67,239             *              *             *          5,185         5,185       100,000
Age 115...............             *             *              *             *              *             *             *

------------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse because of insufficient Net Accumulated Value.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION AND THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 4% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF 2.18% ON A GUARANTEED BASIS AND 2.33% ON A CURRENT BASIS, RESPECTIVELY. THE DEATH BENEFIT AND ACCUMULATED VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 4% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                          MALE AGE 35 AT LAST BIRTHDAY
                             DEATH BENEFIT OPTION B
           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $709
                           NON-TOBACCO PREMIUM CLASS

                                                       ASSUMING                                   ASSUMING
                                             8% HYPOTHETICAL GROSS RETURN,              8% HYPOTHETICAL GROSS RETURN,
                                         GUARANTEED MAXIMUM COST OF INSURANCE     NON-GUARANTEED CURRENT COST OF INSURANCE
                                        CHARGES, AND GUARANTEED MAXIMUM EXPENSE      CHARGES, AND NON-GUARANTEED CURRENT
                                                        CHARGES                                EXPENSE CHARGES
                          PREMIUMS     -----------------------------------------  -----------------------------------------
        END OF           ACCUMULATED    END OF YEAR   END OF YEAR   END OF YEAR    END OF YEAR   END OF YEAR   END OF YEAR
        POLICY              AT 5%       ACCUMULATED    SURRENDER       DEATH       ACCUMULATED    SURRENDER       DEATH
         YEAR             PER YEAR         VALUE         VALUE        BENEFIT         VALUE         VALUE        BENEFIT
     -----------        -------------  -------------  ------------  ------------  -------------  ------------  ------------
      1...............   $       744    $       262    $        0    $  100,000    $       396    $        0    $  100,000
      2...............         1,526            706             0       100,000            936             0       100,000
      3...............         2,347          1,166             0       100,000          1,503           215       100,000
      4...............         3,209          1,642           354       100,000          2,097           809       100,000
      5...............         4,114          2,134         1,003       100,000          2,721         1,590       100,000
      6...............         5,064          2,641         1,721       100,000          3,373         2,453       100,000
      7...............         6,061          3,162         2,444       100,000          4,056         3,338       100,000
      8...............         7,109          3,698         3,172       100,000          4,771         4,245       100,000
      9...............         8,209          4,248         3,906       100,000          5,519         5,177       100,000
     10...............         9,364          4,812         4,645       100,000          6,302         6,135       100,000
     15...............        16,064          7,777         7,777       100,000         10,715        10,715       100,000
     20...............        24,616         10,370        10,370       100,000         15,964        15,964       100,000
     25...............        35,530         12,875        12,875       100,000         21,964        21,964       100,000
     30...............        49,460         12,634        12,634       100,000         28,543        28,543       100,000
     35...............        67,239          6,389         6,389       100,000         35,461        35,461       100,000
     40...............        89,929              *             *             *         42,205        42,205       100,000
     45...............       118,889              *             *             *         47,783        47,783       100,000
     50...............       155,849              *             *             *         51,074        51,074       100,000
     55...............       203,020              *             *             *         48,862        48,862       100,000
     60...............       263,225              *             *             *         31,665        31,665       100,000
     65...............             *              *             *             *              *             *             *
     70...............             *              *             *             *              *             *             *
     75...............             *              *             *             *              *             *             *
     80...............             *              *             *             *              *             *             *
 Age 65...............        49,460         12,634        12,634       100,000         28,543        28,543       100,000
 Age 70...............        67,239          6,389         6,389       100,000         35,461        35,461       100,000
Age 115...............             *              *             *             *              *                           *

------------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse because of insufficient Net Accumulated Value.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION AND THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 8% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF 6.18% ON A GUARANTEED BASIS AND 6.33% ON A CURRENT BASIS, RESPECTIVELY. THE DEATH BENEFIT AND ACCUMULATED VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 8% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                          MALE AGE 35 AT LAST BIRTHDAY
                             DEATH BENEFIT OPTION B
           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $709
                           NON-TOBACCO PREMIUM CLASS

                                                                                                     ASSUMING
                                                     ASSUMING                             12% HYPOTHETICAL GROSS RETURN,
                                          12% HYPOTHETICAL GROSS RETURN,             NON-GUARANTEED CURRENT COST OF INSURANCE
                                  GUARANTEED MAXIMUM COST OF INSURANCE CHARGES,    CHARGES, AND NON-GUARANTEED CURRENT EXPENSE
                                      AND GUARANTEED MAXIMUM EXPENSE CHARGES                         CHARGES
                     PREMIUMS     ----------------------------------------------  ----------------------------------------------
     END OF         ACCUMULATED    END OF YEAR     END OF YEAR     END OF YEAR     END OF YEAR     END OF YEAR     END OF YEAR
     POLICY            AT 5%       ACCUMULATED      SURRENDER         DEATH        ACCUMULATED      SURRENDER         DEATH
      YEAR           PER YEAR         VALUE           VALUE          BENEFIT          VALUE           VALUE          BENEFIT
-----------------  -------------  --------------  --------------  --------------  --------------  --------------  --------------
      1..........   $       744   $          280  $            0  $      100,000  $          416  $            0  $      100,000
      2..........         1,526              757               0         100,000             997               0         100,000
      3..........         2,347            1,270               0         100,000           1,630             342         100,000
      4..........         3,209            1,824             536         100,000           2,320           1,032         100,000
      5..........         4,114            2,421           1,290         100,000           3,073           1,942         100,000
      6..........         5,064            3,063           2,143         100,000           3,893           2,973         100,000
      7..........         6,061            3,754           3,036         100,000           4,787           4,069         100,000
      8..........         7,109            4,498           3,972         100,000           5,763           5,237         100,000
      9..........         8,209            5,299           4,957         100,000           6,828           6,486         100,000
     10..........         9,364            6,161           5,994         100,000           7,991           7,824         100,000
     15..........        16,064           11,570          11,570         100,000          15,577          15,577         100,000
     20..........        24,616           19,375          19,375         100,000          27,319          27,319         100,000
     25..........        35,530           30,601          30,601         100,000          45,823          45,823         100,000
     30..........        49,460           47,217          47,217         100,000          76,063          76,063         100,000
     35..........        67,239           73,564          73,564         100,000         126,351         126,351         146,567
     40..........        89,929          119,623         119,623         127,997         207,621         207,621         222,154
     45..........       118,889          194,460         194,460         204,183         339,949         339,949         356,946
     50..........       155,849          310,265         310,265         325,778         551,451         551,451         579,024
     55..........       203,020          484,714         484,714         508,949         886,595         886,595         930,925
     60..........       263,225          761,269         761,269         768,882       1,429,750       1,429,750       1,444,047
     65..........       340,062        1,200,489       1,200,489       1,212,494       2,311,648       2,311,648       2,334,764
     70..........       438,129        1,849,850       1,849,850       1,868,348       3,709,698       3,709,698       3,746,795
     75..........       563,290        2,848,418       2,848,418       2,876,902       5,936,787       5,936,787       5,996,154
     80..........       723,030        4,383,986       4,383,986       4,427,826       9,483,956       9,483,956       9,578,795
 Age 65..........        49,460           47,217          47,217         100,000          76,063          76,063         100,000
 Age 70..........        67,239           73,564          73,564         100,000         126,351         126,351         146,567
Age 115..........       723,030        4,383,986       4,383,986       4,427,826       9,483,956       9,483,956       9,578,795

------------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse because of insufficient Net Accumulated Value.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION AND THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF 10.18% ON A GUARANTEED BASIS AND 10.33% ON A CURRENT BASIS, RESPECTIVELY. THE DEATH BENEFIT AND ACCUMULATED VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

--------------------------------------------------------------------------------
                   APPENDIX B
--------------------------------------------------------------------------------
DEATH BENEFIT OPTIONS  OPTION A EXAMPLE. For purposes of this example, assume that the Insured's Attained Age is between 0 and 40 and that there is no outstanding Policy Debt. Under Option A, a Policy with a Specified Amount of $50,000 will generally provide a death benefit of $50,000 plus Accumulated Value. Thus, for example, a Policy with a Accumulated Value of $5,000 will have a death benefit of $55,000 ($50,000 + $5,000); a Accumulated Value of
                       $10,000 will provide a death benefit of $60,000 ($50,000 + $10,000). The death benefit, however, must be at least
                       2.50 multiplied by the Accumulated Value. As a result, if the Accumulated Value of the Policy exceeds $33,333, the death benefit will be greater than the Specified Amount plus Accumulated Value. Each additional dollar of Accumulated Value above $33,333 will increase the death benefit by $2.50. A Policy with a Specified Amount of $50,000 and a Accumulated Value of $40,000 will provide a death benefit of $100,000 ($40,000 x 2.50); a Accumulated Value of $60,000 will provide a death benefit of $150,000 ($60,000 x 2.50).

                       Similarly, any time Accumulated Value exceeds $33,333, each dollar taken out of Accumulated Value will reduce the death benefit by $2.50. If, for example, the Accumulated Value is reduced from $40,000 to $35,000 because of partial withdrawals, charges, or negative investment performance, the death benefit will be reduced from $100,000 to $87,500. If at any time, however, Accumulated Value multiplied by the specified amount factor is less than the Specified Amount plus the Accumulated Value, then the death benefit will be the current Specified Amount plus Accumulated Value of the Policy.

                       The specified amount factor becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than under 40), the specified amount factor would be 1.85. The amount of the death benefit would be the sum of the Accumulated Value plus $50,000 unless the Accumulated Value exceeded $58,824 (rather than $33,333), and each dollar then added to or taken from the Accumulated Value would change the death benefit by $1.85 (rather than $2.50).

                       OPTION B EXAMPLE. For purposes of this example, assume that the Insured's Attained Age is between 0 and 40 and that there is no outstanding Policy Debt. Under Option B, a Policy with a $50,000 Specified Amount will generally pay $50,000 in death benefits. However, because the death benefit must be equal to or be greater than 2.50 multiplied by the Accumulated Value, any time the Accumulated Value of the Policy exceeds $20,000, the death benefit will exceed the $50,000 Specified Amount. Each additional dollar added to Accumulated Value above $20,000 will increase the death benefit by $2.50. A Policy with a $50,000 Specified Amount and a Accumulated Value of $30,000 will provide death proceeds of $75,000 ($30,000 x 2.50); a Accumulated Value of $40,000 will provide a death benefit of $100,000 ($40,000 x 2.50); a Accumulated Value of $50,000 will provide a death benefit of $125,000 ($50,000 x 2.50).

                       Similarly, so long as Accumulated Value exceeds $20,000, each dollar taken out of Accumulated Value will reduce the death benefit by $2.50. If, for example, the Accumulated Value is reduced from $25,000 to $20,000 because of partial withdrawals, charges, or negative investment performance, the death benefit will be reduced from $62,500 to $50,000. If at any time, however, the Accumulated Value multiplied by the specified amount factor is less than the Specified Amount, the death benefit will equal the current Specified Amount of the Policy.

                       The specified amount factor becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than between 0 and 40), the specified amount factor would be 1.85. The death proceeds would not exceed the $50,000 Specified Amount unless the Accumulated Value exceeded approximately $27,028 (rather than $20,000), and each dollar then added to or taken from the Accumulated Value would change the life insurance proceeds by $1.85 (rather than $2.50).

              SPECIFIED AMOUNT FACTOR TABLE
---------------------------------------------------------
      ATTAINED AGE            SPECIFIED AMOUNT FACTOR
------------------------  -------------------------------
    40 or younger                         2.50
    41                                    2.43
    42                                    2.36
    43                                    2.29
    44                                    2.22
    45                                    2.15
    46                                    2.09
    47                                    2.03
    48                                    1.97
    49                                    1.91
    50                                    1.85
    51                                    1.78
    52                                    1.71
    53                                    1.64
    54                                    1.57
    55                                    1.50
    56                                    1.46
    57                                    1.42
    58                                    1.38
    59                                    1.34
    60                                    1.30
    61                                    1.28
    62                                    1.26
    63                                    1.24
    64                                    1.22
    65                                    1.20
    66                                    1.19
    67                                    1.18
    68                                    1.17
    69                                    1.16
    70                                    1.15
    71                                    1.13
    72                                    1.11
    73                                    1.09
    74                                    1.07
    75 to 90                              1.05
    91                                    1.04
    92                                    1.03
    93                                    1.02
    94 to 114                             1.01
    115                                   1.00

--------------------------------------------------------------------------------
                   APPENDIX C
--------------------------------------------------------------------------------
MAXIMUM SURRENDER CHARGES
                       The chart below reflects the maximum surrender charge per $1,000 of Specified Amount for selected issue ages as policy years increase.

                      Male, Non-Tobacco

                                                                                 POLICY YEAR
                           ISSUE AGE        1          2          3          4          5          6          7          8
------------------------------------------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
                           10                    5.50       5.50       5.50       5.50       5.50       5.50       4.30       3.15
                           20                    7.46       7.46       7.46       7.46       7.46       6.46       5.05       3.70
                           30                   10.48      10.48      10.48      10.48       9.85       8.01       6.26       4.59
                           40                   16.08      16.08      16.08      15.81      13.22      10.75       8.39       6.14
                           50                   25.74      25.74      25.74      22.86      19.06      15.46      12.03       8.77
                           60                   56.18      48.88      41.98      35.48      29.36      23.61      18.21      13.17
                           70                   57.48      49.03      41.24      34.10      27.56      21.62      16.26      11.44
                           80                   57.48      46.35      36.74      28.53      21.60      15.82      11.08       7.25

                      Male, Tobacco

                                                                                 POLICY YEAR
                           ISSUE AGE        1          2          3          4          5          6          7          8
------------------------------------------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
                           10                     N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A
                           20                   12.00      12.00      12.00      10.90       9.12       7.42       5.79       4.24
                           30                   17.48      17.48      16.34      13.95      11.66       9.49       7.41       5.42
                           40                   27.74      26.34      22.80      19.43      16.22      13.16      10.25       7.49
                           50                   44.66      39.17      33.75      28.62      23.76      19.18      14.86      10.79
                           60                   57.48      49.60      42.24      35.39      29.02      23.12      17.67      12.65
                           70                   57.48      48.27      39.97      32.50      25.84      19.94      14.74      10.20
                           80                   57.48      45.30      35.12      26.68      19.79      14.22       9.78       6.30

                      Female, Non-Tobacco
                                                                                 POLICY YEAR
                           ISSUE AGE        1          2          3          4          5          6          7          8
------------------------------------------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
                           10                    5.30       5.30       5.30       5.30       5.30       5.15       4.03       2.95
                           20                    5.66       5.66       5.66       5.66       5.66       5.66       4.69       3.44
                           30                    8.04       8.04       8.04       8.04       8.04       7.37       5.76       4.22
                           40                   11.98      11.98      11.98      11.98      11.84       9.63       7.52       5.50
                           50                   17.96      17.96      17.96      17.96      16.44      13.34      10.40       7.60
                           60                   43.60      40.26      34.72      29.46      24.49      19.79      15.34      11.15
                           70                   57.48      49.61      42.25      35.38      28.99      23.06      17.59      12.56
                           80                   57.48      47.51      38.62      30.77      23.90      17.97      12.92       8.67

                      Female, Tobacco
                                                                                 POLICY YEAR
                           ISSUE AGE        1          2          3          4          5          6          7          8
------------------------------------------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
                           10                     N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A
                           20                    7.76       7.76       7.76       7.76       7.76       6.47       5.06       3.71
                           30                   11.40      11.40      11.40      11.40       9.97       8.11       6.34       4.64
                           40                   17.34      17.34      17.34      15.90      13.28      10.79       8.41       6.15
                           50                   25.82      25.82      25.82      22.19      18.49      14.97      11.65       8.49
                           60                   51.72      45.03      38.72      32.76      27.14      21.86      16.89      12.24
                           70                   57.48      49.36      41.81      34.82      28.36      22.43      17.01      12.07
                           80                   57.48      47.10      37.97      29.99      23.11      17.24      12.29       8.19

                      Unisex, Non-Tobacco
                                                                                 POLICY YEAR
                           ISSUE AGE        1          2          3          4          5          6          7          8
------------------------------------------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
                           10                    5.50       5.50       5.50       5.50       5.50       5.43       4.24       3.11
                           20                    7.10       7.10       7.10       7.10       7.10       6.37       4.98       3.65
                           30                    9.98       9.98       9.98       9.98       9.69       7.88       6.16       4.51
                           40                   15.24      15.24      15.24      15.24      12.94      10.52       8.21       6.01
                           50                   24.16      24.16      24.16      22.20      18.51      15.01      11.69       8.53
                           60                   53.96      46.98      40.38      34.16      28.29      22.77      17.59      12.73
                           70                   57.48      49.17      41.48      34.39      27.89      21.95      16.56      11.70
                           80                   57.48      46.67      37.26      29.15      22.24      16.42      11.60       7.65

                      Unisex, Tobacco
                                                                                 POLICY YEAR
                           ISSUE AGE        1          2          3          4          5          6          7          8
------------------------------------------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
                           10                     N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A
                           20                   11.14      11.14      11.14      10.61       8.88       7.23       5.64       4.13
                           30                   16.26      16.26      15.85      13.53      11.32       9.20       7.19       5.26
                           40                   25.60      25.32      21.92      18.68      15.59      12.66       9.86       7.20
                           50                   40.68      37.18      32.05      27.19      22.60      18.25      14.15      10.28
                           60                   57.48      49.70      42.42      35.62      29.28      23.38      17.91      12.86
                           70                   57.48      48.56      40.46      33.12      26.52      20.61      15.35      10.70
                           80                   57.48      45.95      36.14      27.88      20.98      15.30      10.69       6.98


                           ISSUE AGE        9          10         11+
------------------------------------------  ---------  ---------  ---------
                           10                    2.05       1.00       0.00
                           20                    2.41       1.18       0.00
                           30                    2.99       1.46       0.00
                           40                    3.99       1.95       0.00
                           50                    5.69       2.77       0.00
                           60                    8.46       4.07       0.00
                           70                    7.14       3.34       0.00
                           80                    4.21       1.83       0.00
                      Male, Tobacco

                           ISSUE AGE        9          10         11+
------------------------------------------  ---------  ---------  ---------
                           10                     N/A        N/A        N/A
                           20                    2.76       1.35       0.00
                           30                    3.53       1.72       0.00
                           40                    4.86       2.37       0.00
                           50                    6.96       3.37       0.00
                           60                    8.04       3.83       0.00
                           70                    6.26       2.88       0.00
                           80                    3.60       1.55       0.00
                      Female, Non-Tobacco

                           ISSUE AGE        9          10         11+
------------------------------------------  ---------  ---------  ---------
                           10                    1.92       0.94       0.00
                           20                    2.24       1.10       0.00
                           30                    2.75       1.34       0.00
                           40                    3.58       1.75       0.00
                           50                    4.93       2.40       0.00
                           60                    7.20       3.49       0.00
                           70                    7.96       3.78       0.00
                           80                    5.15       2.29       0.00
                      Female, Tobacco

                           ISSUE AGE        9          10         11+
------------------------------------------  ---------  ---------  ---------
                           10                     N/A        N/A        N/A
                           20                    2.41       1.18       0.00
                           30                    3.02       1.48       0.00
                           40                    4.00       1.95       0.00
                           50                    5.50       2.67       0.00
                           60                    7.88       3.80       0.00
                           70                    7.60       3.59       0.00
                           80                    4.83       2.13       0.00
                      Unisex, Non-Tobacco

                           ISSUE AGE        9          10         11+
------------------------------------------  ---------  ---------  ---------
                           10                    2.02       0.99       0.00
                           20                    2.38       1.16       0.00
                           30                    2.94       1.43       0.00
                           40                    3.91       1.91       0.00
                           50                    5.53       2.69       0.00
                           60                    8.18       3.95       0.00
                           70                    7.33       3.44       0.00
                           80                    4.47       1.96       0.00
                      Unisex, Tobacco

                           ISSUE AGE        9          10         11+
------------------------------------------  ---------  ---------  ---------
                           10                     N/A        N/A        N/A
                           20                    2.69       1.32       0.00
                           30                    3.42       1.67       0.00
                           40                    4.68       2.28       0.00
                           50                    6.64       3.22       0.00
                           60                    8.20       3.92       0.00
                           70                    6.62       3.07       0.00
                           80                    4.05       1.76       0.00

                                      C-1